As filed with the Securities and Exchange Commission on December 3, 2012

1933 Act File No. 333-
1940 Act File No. 811-22775

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No.	☐

ASHMORE EMERGING MARKETS INCOME FUND

(Exact Name of Registrant as Specified in Charter)

61 Aldwych

London, WC2B 4AE

England

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 011-44-20-3077-6000

Corporation Service Company

84 State Street

Boston, MA 02109

(Name and Address of Agent for Service)

Copies to:

Alexandra Autrey c/o Ashmore Investment Management Limited 61 Aldwych London WC2B 4AE, England	David C. Sullivan, Esq. Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199-3600

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box:  ☐

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to Section 8(c).

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed registration statement.
☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, par value $.00001	40,000 shares	$25.00	$1,000,000	$136.40

(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Prospectus (Subject to Completion) Dated [•], 2013

[•] Shares

Ashmore Emerging Markets Income Fund

Common Shares

$25.00 per Share

Investment Objectives. Ashmore Emerging Markets Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. The Fund seeks current income as a primary objective and capital appreciation as a secondary objective. There is no assurance that the Fund will achieve its investment objectives.

No Prior Trading History. Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value and initial offering price. Such risks may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering. The Fund anticipates that its common shares of beneficial interest (“Common Shares”) will be listed on the New York Stock Exchange (“NYSE”), subject to notice of issuance, under the symbol “[•].”

Investment Strategies. The Fund will seek to achieve its investment objectives by investing principally in debt instruments of sovereign, quasi-sovereign and corporate issuers of emerging market countries, which may be denominated in any currency, including the local currency of the issuer. The Fund may invest in debt instruments of all types and denominated in any currency, whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or floating rate or fixed rate, and derivative instruments of all types. The Fund may invest in obligations of any credit quality, including securities that are rated below investment grade and unrated securities of comparable quality (i.e., “high yield” securities or “junk bonds”). The Fund may invest in obligations that are in default, subject to insolvency proceedings or that are otherwise illiquid, including obligations that do not pay coupons, such as specialist private corporate investments involving distressed assets or distressed sellers of assets. Such investments often relate to restructurings or re-organizations and may include, but not be limited to, debt instruments that provide the Fund with the potential to participate in equity appreciation through related warrants, convertible securities or similar rights, which may be issued at a discount. The Fund will not invest in equity or equity-related instruments at the time of investment, but may receive such instruments as a result of a restructuring, conversion or otherwise in relation to a debt instrument held by the Fund. The Fund’s portfolio is managed by Ashmore Investment Management Limited (the “Investment Manager”). In managing the Fund, the Investment Manager employs a top-down, active and value-driven investment approach in analyzing emerging markets and currencies, combined with an analytically-driven, bottom-up approach to making purchase and sale decisions with respect to individual issuers and instruments, in an attempt to assemble a portfolio that provides current income and/or opportunities for capital appreciation. The Fund normally seeks to maintain a weighted average portfolio duration of between 2 and 10 years.

(continued on following page)

Investment in the Fund’s Common Shares involves substantial risks arising from, among other strategies, the Fund’s exposure to emerging markets securities and currencies, its ability to invest without limit in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Ratings Services, a division of The McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)) or unrated but of comparable quality, and the Fund’s anticipated use of leverage. The Fund’s exposure to emerging markets securities and currencies, involves special risks, including foreign currency risk and the risk that the investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Debt securities rated below investment grade and unrated securities of comparable credit quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Because of the risks associated with investing in emerging market securities (and related exposure to emerging markets currencies), investing in securities rated below investment grade and unrated securities of comparable credit quality, and the anticipated use of leverage, an investment in the Fund should be considered speculative. Before buying any of the Fund’s Common Shares, you should read the discussion of the principal risks of investing in the Fund in “Principal Risk Factors” beginning on page 64 of this Prospectus.

	Per Share		Total(1)
Public Offering Price	$	[•]	$	[•]
Sales Load(2)	$	[•]	$	[•]
Estimated Offering Expenses(3)	$	[•]	$	[•]
Proceeds, After Expenses, to the Fund(3)	$	[•]	$	[•]

(notes continued on following page)

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the Common Shares to purchasers on or about [•], 2013.

[UNDERWRITERS]

The date of this Prospectus is [•], 2013.

(notes continued from previous page)

(1)	The Fund has granted the underwriters an option to purchase up to [•] additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this Prospectus, solely to cover overallotments, if any. If this option is exercised in full, the public offering price, sales load and proceeds, after expenses, to the Fund, will be $[•], $[•] and $[•], respectively. See “Underwriters.”
(2)	The Investment Manager (and not the Fund) has agreed to pay, from its own resources, upfront structuring and syndication fees to [•], and upfront structuring fees to [•],[•] and [•], and may pay certain other qualifying underwriters a structuring fee, a sales incentive fee or additional compensation in connection with this offering. These fees are not reflected under Sales Load in the table above. See “Underwriters—Additional Compensation to be paid by the Investment Manager.”
(3)	Total offering expenses in connection with the Common Shares (other than the sales load, but inclusive of the distribution assistance payment described below) are estimated to be $[•], of which $[•] is payable by the Fund. Actual offering expenses may vary substantially from this amount. The Investment Manager has agreed to pay all of the Fund’s organizational expenses, as well as the offering expenses of the Fund (other than the sales load, but inclusive of the distribution assistance payment to [•]) that exceed $[•] per Common Share ([•]% of the offering price). As compensation for providing certain distribution-related services, [•] will receive [•]% of the total Public Offering Price (inclusive of the over-allotment option) plus reimbursement of certain of its expenses. Any offering costs paid by the Fund will be deducted from the total proceeds of the offering received by the Fund. See “Summary of Fund Expenses.”

(continued from previous page)

Portfolio Contents. The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments issued by Sovereign, Quasi-Sovereign or Corporate issuers and related derivative instruments (each as defined under “Investment Objectives and Policies—Portfolio Contents”). The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to the investments described above, including investments that the Fund may not be able to make directly because of currency controls, license restrictions or other restrictions, will be counted toward satisfaction of the Fund’s 80% investment policy.

The Fund may invest in debt instruments of all types and denominated in any currency, whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or floating rate or fixed rate. These may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, trade claims, bank certificates of deposit, fixed time deposits, bankers’ acceptances, and money market instruments, including money market funds denominated in U.S. dollars or other currencies. The Fund may invest in obligations of any credit quality, including securities that are rated below investment grade and unrated securities of comparable quality (i.e., “high yield” securities or “junk bonds”). The Fund may invest in obligations that are in default, subject to insolvency proceedings or that are otherwise illiquid, including obligations that do not pay coupons, such as specialist private corporate investments involving distressed assets or distressed sellers of assets. Such investments often relate to restructurings or re-organizations and may include, but not be limited to, debt instruments that provide the Fund with the potential to participate in equity appreciation through related warrants, convertible securities or similar rights, which may be issued at a discount.

The Fund may utilize various derivative instruments and related strategies (both long and short positions), including to gain exposure to one or more issuers or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts), futures and forward contracts, including contracts related to currencies, and swap agreements (including total return, interest rate, and credit default swaps) and other related instruments with respect to individual bonds and other securities, indices and baskets of securities, interest rates and currencies, structured notes and credit-linked notes, all as part of its principal investment strategies. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to add leverage to the Fund’s portfolio. The Fund may also invest directly in currencies for hedging or other investment purposes.

The Fund will not invest in equity or equity-related instruments at the time of investment, but may receive such instruments as a result of a restructuring, conversion or otherwise in relation to a debt instrument held by the Fund. The Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”) and other pooled vehicles, if the investment companies invest principally in the types of investments in which the Fund may invest directly. The Fund may also lend its portfolio securities and enter into repurchase and reverse repurchase agreement and dollar roll transactions. The Fund may invest in securities that have not been registered for public sale in the relevant jurisdiction and other securities issued in private placements. The Fund may invest in securities of companies with any market capitalization.

The Fund will not invest more than 25% of its net assets in issuers in any one Emerging Market Country. Solely for purposes of applying the 25% limit, the Investment Manager will determine in its discretion the location of a Corporate issuer by reference to where it is domiciled or where it principally locates its assets, earns its revenues or profits, produces goods or performs services. The Fund will not invest more than 50% of its net assets in securities of Corporate issuers. Derivative counterparties and issuers of synthetic products shall not count as issuers for purposes of applying this 50% limitation, nor will the Fund consider its exposure to its custodians or any exchanges or clearing systems for purposes of the limitation.

The Fund will not invest more than 25% of its net assets in investments denominated in a single currency other than the currencies of nations in the G7 (each a “Hard Currency”) without seeking to hedge into a Hard Currency the portion of the Fund’s exposure to that (i.e., non-Hard Currency) currency that exceeds 25% of the Fund’s net assets.

The Fund will normally invest 25% to 75% of its total assets in investments denominated in or providing investment exposure to local currencies of Emerging Market Countries. Any portion of the Fund’s investment exposure to local currencies of Emerging Market Countries that has been hedged into a Hard Currency will not count as local currency of an Emerging Market Country for this purpose.

The Fund is “non-diversified,” which means that it may invest a relatively large portion of its assets in a single issuer or a small number of issuers in comparison to a fund that is “diversified.” The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

Use of Leverage. As soon as reasonably practicable following the completion of the initial public offering of the Fund’s Common Shares, the Fund intends, subject to then favorable market conditions, to add leverage to its portfolio by utilizing reverse repurchase agreements, dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities, such that the leverage initially obtained represents approximately [•]% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments). The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund intends to utilize leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time (i.e., higher or lower than the anticipated approximate [•]% initial level noted above) based on the Investment Manager’s assessment of market conditions and other factors. The 1940 Act and the rules and regulations promulgated thereunder, also generally limits the extent to which the Fund may utilize uncovered reverse repurchase agreements and borrowings, together with any other senior securities representing indebtedness, to 33 1/3% of the Fund’s total net assets at the time utilized. See “Use of Leverage.” By using leverage, the Fund will seek to obtain a higher return for holders of Common Shares than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See “Use of Leverage” and “Principal Risk Factors—Leverage Risk.”

Certain numbers and percentages have been rounded for ease of presentation, which may result in amounts not totaling precisely.

For more information on the Fund’s investment strategies, see “Investment Objectives and Policies.”

This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing. You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the Common Shares, and you should retain this Prospectus for future reference. A Statement of Additional Information, dated [•], 2013 (the “Statement of Additional Information”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus, which means that it is part of this Prospectus for legal purposes. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page [•] of this Prospectus, by calling [•] (toll-free) or by writing to [•], or obtain a copy (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov) or from the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. To obtain annual and semi-annual shareholder reports electronically (when available), please visit the Fund’s web site (www.[•]), which also provides a link to the SEC’s website where the Fund’s Statement of Additional Information can be obtained, or call [•] (toll-free). You may also call this number to request additional information or to make other inquiries pertaining to the Fund. The information contained in, or accessed through, the Fund’s website is not part of, and is not incorporated into, this Prospectus.

THE FUND’S COMMON SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT

FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

v

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any person to provide you with different information. If anyone provides you with information that differs from or is inconsistent with the information in this Prospectus, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained herein is accurate only as of the date on the cover page of this Prospectus. Subsequent to the date of this Prospectus, the Fund will amend this Prospectus if, during the period this Prospectus is required to be delivered, any material information herein becomes materially inaccurate.

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund’s common shares. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information, especially the information set forth under the heading “Principal Risk Factors.”

The Fund	Ashmore Emerging Markets Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. See “The Fund.”

The Offering	The Fund is offering [•] common shares of beneficial interest, par value of $0.00001 per share, through a group of underwriters led by [•]. The common shares of beneficial interest are sometimes called “Common Shares,” and the holders thereof “Common Shareholders,” in the rest of this Prospectus. You must purchase at least 100 Common Shares ($2,500) if you wish to participate in this offering. The Fund has granted the underwriters an option to purchase up to [•] additional Common Shares within 45 days of the date of this Prospectus solely to cover overallotments. The initial public offering price is $25.00 per share. See “Underwriters.”

Listing and Symbol	The Fund anticipates that its Common Shares will be listed on the New York Stock Exchange (“NYSE”), subject to notice of issuance, under the symbol “[•].”

Investment Objectives and Strategies	Investment Objectives. The Fund seeks current income as a primary objective and capital appreciation as a secondary objective. The Fund will seek to achieve its investment objectives by investing principally in debt instruments of Sovereign, Quasi-Sovereign and Corporate issuers (as defined under “—Portfolio Contents” below), which may be denominated in any currency, including the local currency of the issuer. The Fund may invest in debt instruments of all types and denominated in any currency, whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or floating rate or fixed rate, and derivative instruments of all types. The Fund may invest in obligations of any credit quality, including securities that are rated below investment grade and unrated securities of comparable quality (i.e., “high yield” securities or “junk bonds”). The Fund may invest in obligations that are in default, subject to insolvency proceedings or that are otherwise illiquid, including obligations that do not pay coupons, such as specialist private corporate investments involving distressed assets or distressed sellers of assets. Such investments often relate to restructurings or re-organizations and may include, but not be limited to, debt instruments that provide the Fund with the potential to participate in equity appreciation through related warrants, convertible securities or similar rights, which may be issued at a discount. The Fund will not invest in equity or equity-related instruments at the time of investment, but may receive such instruments as a result of a restructuring, conversion or otherwise in relation to a debt instrument held by the Fund. The types of securities and instruments in which the Fund may invest principally are summarized under “—Portfolio Contents” below. There is no assurance that the Fund will achieve its investment objectives, and you could lose all of your investment in the

Fund.

Investment Selection Strategies. In managing the Fund, the Investment Manager’s investment committee (the “Investment Committee”), together with the portfolio managers (together with the Investment Committee, the “Investment Team”), employs a largely top-down, active and value-driven investment approach in analyzing emerging markets and currencies. The Fund’s investment approach includes an emphasis on the influence of politics (both local and international). The Investment Team combines this top-down approach with an analytically-driven, bottom-up approach to making purchase and sale decisions with respect to individual securities and instruments, in an attempt to assemble a portfolio that provides current income and/or opportunities for capital appreciation.

The Investment Team seeks opportunities in emerging markets that it believes may benefit from significant positive changes, such as political and economic reforms, increases in capital inflows and investor confidence, and seeks to invest in issuers in government and corporate sectors it expects will benefit from such developments and associated economic development and growth. The Investment Team’s investment process focuses on global and emerging markets fundamentals and considers factors such as liquidity and risk management at the macro level. The Investment Team utilizes the Investment Manager’s broad and current knowledge of important investment areas in various emerging market countries gained, in part, through research, experience, long-standing relationships with reliable local firms and, where appropriate, visits by its investment personnel to countries in their respective regions of responsibility.

Credit Quality. The Fund may invest without limit in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Ratings Services, a division of The McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)), or unrated but of comparable quality to securities so rated. The Fund may invest in securities of distressed issuers, including securities that are in default or that are subject to insolvency proceedings. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics.

Duration. The Fund normally will seek to maintain a weighted average portfolio duration of between 2 and 10 years, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. Duration is one measure of the expected life of a debt instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The Investment Manager may utilize certain strategies, including without limitation investments in structured notes and other derivative instruments, including interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of, among other things, modifying the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Diversification. The Fund is a “non-diversified” investment company in that it may invest a greater percentage of its assets in the securities of a single issuer than investment companies that are “diversified.” See “Principal Risk Factors—Non-Diversified Status.”

Portfolio Contents. The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments issued by Sovereign, Quasi-Sovereign or Corporate issuers and related derivative instruments (each as defined below). The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to the investments described above, including investments that the Fund may not be able to make directly because of currency controls, license restrictions or other restrictions, will be counted toward satisfaction of the Fund’s 80% investment policy.

As used in this Prospectus: (i) Emerging Market Countries include any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities, including, for example, J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified, J.P. Morgan Emerging Local Markets Index Plus, J.P. Morgan Emerging Markets Bond Index Global Diversified, HSBC Asian US Dollar Bond Index and MSCI Emerging Markets Index; (ii) Sovereigns are governments of Emerging Market Countries; (iii) Quasi-Sovereigns are governmental entities, agencies and other issuers that are more than 50% owned, directly or indirectly, by a Sovereign, or whose obligations are guaranteed by a Sovereign; (iv) a Non-Governmental issuer is an issuer other than a Sovereign or Quasi-Sovereign issuer; (v) a Corporate issuer is a Non-Governmental issuer that is either domiciled in an Emerging Market Country, derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more Emerging Market Countries, or has at least 50% of its assets in one or more Emerging Market Countries; (vi) G7 is a group of seven industrialized nations including Canada, France, Germany, Italy, Japan, the United Kingdom, and the United States of America; and (vii) Hard Currencies include the U.S. dollar and the currencies of other nations in the G-7.

The Fund may invest in debt instruments of all types and denominated in any currency, whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or floating rate or fixed rate. These may include, without limitation, bonds, debentures, notes, convertible securities (e.g., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), commercial paper, loans and related assignments and participations, trade claims, bank certificates of deposit, fixed time deposits, bankers’ acceptances, and money market instruments, including money market funds denominated in U.S. dollars or other currencies. The Fund may invest in obligations of any credit quality, including securities that are rated below investment grade and unrated securities that are of comparable quality (i.e., “high yield” securities or “junk bonds”). The Fund may invest in obligations that are in default, subject to insolvency proceedings or that are otherwise illiquid, including obligations that do not pay coupons, such as specialist private corporate investments involving distressed assets or distressed sellers of assets. Such investments often relate to restructurings or re-organizations and may include, but not be limited to, debt instruments that provide the Fund with the potential to participate in equity appreciation through related warrants, convertible securities or similar rights, which may be issued at a discount.

The Fund may utilize various derivative instruments and related strategies (both long and short positions), including to gain exposure to one or more issuers or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts), futures and forward contracts, including contracts related to currencies, and swap agreements (including total return, interest rate, and credit default swaps) and other related instruments with respect to individual bonds and other securities, indices and baskets of securities, interest rates and currencies, structured notes and credit-linked notes, all as part of its principal investment strategies. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to add leverage to the Fund’s portfolio. The Fund may also invest directly in currencies for hedging or other investment purposes.

The Fund will not invest in equity or equity-related instruments at the time of investment, but may receive such instruments as a result of a restructuring, conversion or otherwise in relation to a debt instrument held by the Fund. The Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”) and other pooled vehicles, if the investment company or other pooled vehicle invests principally in the types of investments in which the Fund may invest directly. The Fund may also lend its portfolio securities and enter into repurchase and reverse repurchase agreement and dollar roll transactions. The Fund may invest in securities that have not been registered for public sale in the relevant jurisdiction and other securities issued in private placements. The Fund may invest in securities of companies with any market capitalization.

The Fund will not invest more than 25% of its net assets in issuers in any one Emerging Market Country. Solely for purposes of applying the 25% limit, the Investment Manager will determine in its discretion the location of a Corporate issuer by reference to where it is domiciled or where it principally locates its assets, earns its revenues or profits, produces goods or performs services.. The Fund will not invest more than 50% of its net assets in securities of Corporate issuers. Derivative counterparties and issuers of synthetic products shall not count as issuers for purposes of applying this 50% limitation, nor will the Fund consider its exposure to its custodians or any exchanges or clearing systems for purposes of the limitation.

The Fund will not invest more than 25% of its net assets in investments denominated in a single currency other than the currencies of nations in the G7 (each a “Hard Currency”) without seeking to hedge into a Hard Currency the portion of the Fund’s exposure to that (i.e., non-Hard Currency) currency that exceeds 25% of the Fund’s net assets.

The Fund will normally invest 25% to 75% of its total assets in investments denominated in or providing investment exposure to local currencies of Emerging Market Countries. Any portion of the Fund’s investment exposure to local currencies of Emerging Market Countries that has been hedged into a Hard Currency will not count as local currency of an Emerging Market Country for this purpose.

The Fund is “non-diversified,” which means that it may invest a relatively large portion of its assets in a single issuer or a small number of issuers in comparison to a fund that is “diversified.” The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

Leverage	As soon as reasonably practicable following the completion of the initial public offering of the Fund’s Common Shares, the Fund intends, subject to then favorable market conditions, to add leverage to its portfolio by utilizing reverse repurchase agreements, dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities, such that the leverage initially obtained represents approximately [•]% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments). The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund intends to utilize reverse repurchase agreements, dollar rolls, borrowings and other forms of leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time (i.e., higher or lower than the anticipated approximate [•]% initial level noted above) based on the Investment Manager’s assessment of market conditions and other factors.

The net proceeds the Fund obtains from reverse repurchase agreements, dollar rolls or other forms of leverage utilized will be invested in accordance with the Fund’s investment objectives and policies as described in this Prospectus. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s net assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged.

The Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “1940 Act”), generally prohibits the Fund from engaging in most forms of leverage (including the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swaps, unfunded total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, this asset coverage test is satisfied. The Fund may (but is not required to) cover its commitments under reverse repurchase agreements, dollar rolls, derivatives and certain other instruments by the segregation of liquid assets, or by entering into offsetting transactions or owning positions covering its obligations. To the extent that certain of these instruments are so covered, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 1940 Act 300% asset coverage requirement otherwise applicable to forms of leverage used by the Fund. However, reverse repurchase agreements, dollar rolls and other such instruments, even if covered, may represent a form of economic leverage and create special risks. The use of these forms of leverage increases the volatility of the Fund’s investment portfolio and could result in larger losses to Common Shareholders than if these strategies were not used. See “Principal Risk Factors—Leverage Risk.” To the extent that the Fund engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default.

Leveraging is a speculative technique and there are special risks and costs involved. There is no assurance that the Fund will utilize reverse repurchase agreements, dollar rolls or borrowings, issue preferred shares or utilize any other forms of leverage (such as the use of derivatives strategies). If used, there can be no assurance that the Fund’s leveraging strategies will be successful or result in a higher yield on your Common Shares. When leverage is used, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See “Principal Risk Factors—Leverage Risk.” In addition, interest and other expenses borne by the Fund with respect to its use of reverse repurchase agreements, dollar rolls, borrowings or any other forms of leverage are borne by the Common Shareholders and result in a reduction of the net asset value of the Common Shares. In addition, because the fees received by the Investment Manager and the Administrator are based on the total managed assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding), the Investment Manager and the Administrator have a financial incentive for the Fund to use certain forms of leverage (e.g., reverse repurchase agreements, dollar rolls and other borrowings) or to issue preferred shares, because the fees paid to them by the Fund will be higher than if the Fund did not use such leverage. This may create a conflict of interest between the Investment Manager and the Administrator, on the one hand, and the Common Shareholders, on the other hand.

Please see “Leverage” and “Principal Risk Factors—Leverage Risk” in the body of this Prospectus for additional information regarding leverage and related risks.

Investment Manager	Ashmore Investment Management Limited (the “Investment Manager”) serves as the Fund’s investment manager. The Investment Manager is indirectly wholly-owned by Ashmore Group plc (“Ashmore Group”), a company incorporated in England and Wales which is listed on the official list of the UK Listing Authority and admitted to trading on the London Stock Exchange. As of December 31, 2012, the Investment Manager managed approximately $[•] billion in assets, principally in pooled vehicles and accounts located outside the United States. The Investment Manager’s principal business address is 61 Aldwych, London, United Kingdom, WC2B 4AE.

Subject to the supervision of the Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Investment Manager will receive an annual fee from the Fund, payable monthly, in an amount equal to [•]% of the Fund’s average daily total managed assets. “Total managed assets” means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

Administrator	[•] (the “Administrator”) is the Fund’s administrator. Pursuant to an Administration Agreement with the Fund, the Administrator, with principal offices at [•], serves as administrator to the Fund and pays expenses incurred in connection with its administrative activities. The Administrator provides certain services, including: assisting in maintaining the Fund’s office; furnishing the Fund with clerical and certain other services required by it; compiling data for and preparing notices and shareholder reports to the Securities and Exchange Commission (“SEC”); calculating the Fund’s daily net asset value; preparing any reports that are required by the securities, investment, tax or other laws and regulations of the United States; preparing filings with state securities commissions; coordinating federal and state tax returns; monitoring the Fund’s expense accruals; monitoring compliance with the Fund’s investment policies and limitations; and generally assisting in the Fund’s operations. Pursuant to the Administration Agreement, the Fund has retained [•] to provide, upon request, certain other services to the Fund, including, among other things, preparing a variety of shareholder communications and press releases; communicating with the New York Stock Exchange (“NYSE”) and the closed-end fund analyst community; generally assisting with the Fund’s communications with the investment community; and providing reports to the Fund’s Board of Trustees regarding certain strategic issues relating to closed-end funds.

Custodian	[•] will serve as custodian of the Fund’s assets and will also provide certain fund accounting, sub-administrative and compliance services to the Investment Manager on behalf of the Fund. See “Custodian.”

Transfer Agent	[•] will serve as the Fund’s transfer agent and dividend disbursement agent. See “Transfer Agent.”

Market Price of Shares	Shares of closed-end investment companies frequently trade at prices lower than net asset value. Shares of closed-end investment companies have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. The Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. Net asset value will be reduced immediately following the offering by the sales load and the amount of offering expenses paid or reimbursed by the Fund. See “Use of Proceeds.” In addition to net asset value, market price may be affected by factors relating to the Fund such as dividend levels and stability (which will in turn be affected by Fund expenses, including the costs of any leverage used by the Fund, levels of interest payments by the Fund’s portfolio holdings, levels of appreciation/depreciation of the Fund’s portfolio holdings, regulation affecting the timing and character of Fund distributions and other factors), portfolio credit quality, liquidity, call protection, market supply and demand and similar factors relating to the Fund’s portfolio holdings. See “Leverage,” “Principal Risk Factors,” “Description of Shares” and “Repurchase of Common Shares; Conversion to Open-End Fund” in this Prospectus, and see “Repurchase of Common Shares; Conversion to Open-End Fund” in the Statement of Additional Information. The Common Shares are designed for long-term investors and should not be treated as trading vehicles.

Principal Risk Factors

Investing in the Fund’s Common Shares involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Common Shares. See the section entitled “Principal Risk Factors” for a more complete discussion of the risks of investment in the Common Shares.

Market Discount Risk of the Common Shares. As with any stock, the price of the Fund’s Common Shares will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. The Fund’s net asset value will be reduced immediately following the initial offering of the Common Shares by a sales load and offering expenses paid or reimbursed by the Fund. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Common Shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial offering.

No Operating History. The Fund is a newly organized, non-diversified, closed-end investment company with no history of operations and is subject to all of the business risks and uncertainties associated with any new business.

Non-Diversified Status. As a non-diversified investment company under the 1940 Act, the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company. This is because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the Fund’s net asset value. The Fund will be subject to similar risks to the extent that it enters into derivatives transactions with a limited number of counterparties. Notwithstanding its status as a non-diversified investment company, the Fund intends to conduct its operations so as to meet the diversification requirements for qualification as a “regulated investment company” under the Internal Revenue Code of 1986 (the “Code”) for U.S. federal income tax purposes. See “U.S. Federal Income Tax Matters.”

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s ability to identify and invest in attractive opportunities is dependent upon the investment decisions made by the Investment Manager. As with any managed fund, the Investment Manager may not be successful in selecting the best-performing securities, leverage strategy or investment techniques, and the Fund’s performance may be inferior to that of similar funds as a result. If one or more key individuals leave the Investment Manager, it may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives. Although the Investment Manager is the adviser to a number of U.S. registered open-end funds and foreign registered and unregistered investment pools, the Fund is the first U.S. registered closed-end fund to be managed by the Investment Manager.

Controlling or Minority Stakes Risk. The Fund may take control positions in the companies in which it invests. Such investments may expose the Fund to additional risks of liability that may be brought about by the companies’ operations, such as environmental damage, product defects, failure to supervise management and violations of governmental regulations. The Fund may also hold minority positions in the companies in which it invests or acquire securities that are subordinated vis-à-vis other securities as to economic or management rights or other attributes. When the Fund holds such a position, it might not always be in a position to protect its interests effectively, particularly if a company’s management teams pursue objectives which are inconsistent with those of the Fund.

Investment and Market Risk. An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Shares represents an indirect investment in the securities and other financial assets owned by the Fund. The value of these securities and financial assets, like other market investments, may move up or down, sometimes rapidly and unpredictably. Securities and other financial assets may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. They may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The Common Shares at any point in time may be worth less than their original cost, even after taking into account any reinvestment of dividends and distributions.

Foreign (Non-U.S.) Investment Risk. Investing in foreign (non-U.S.) securities or issuers with significant exposure to foreign markets involves certain special risks that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of U.S. issuers. As a result, there may be less information available about foreign issuers than about U.S. issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers in non-U.S. countries than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political, social and/or financial instability, or adverse diplomatic developments, which could adversely affect the value of investments in those countries. The trading and other costs of investing in foreign countries frequently are higher than the costs of investing in the United States.

Investments in securities of foreign issuers often will be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. See “Principal Risk Factors—Foreign Currency Risk.”

Certain foreign governments levy withholding or other taxes on dividend and interest income or on the sale or other disposition of foreign securities. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the Fund’s investments in such countries.

From time to time, the Fund may invest in certain foreign government debt obligations that are issued by, or in certain companies that operate in or have dealings with, countries that thereafter become subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or that the U.S. government identifies as state sponsors of terrorism. Investments in such countries or companies may be adversely affected because, for example, the credit rating of the foreign government debt security may be lowered due to the country’s instability or unreliability or the company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, such countries. As an investor in such companies, the Fund will be indirectly subject to those risks and may be required to dispose of such investments at a time when it may not be advantageous to do so. See “Principal Risk Factors—Foreign (Non-U.S.) Government Securities Risk.”

Emerging Markets Risk. The Fund intends to invest principally, and may invest without limit, in issuers of emerging market countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in or doing business in emerging markets entails all of the risks of investing in foreign securities noted above, but to a heightened degree. In summary, heightened risks associated with emerging markets investments include, without limitation: (i) risks due to less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund’s repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (vi) potential difficulties in enforcing contractual obligations; (vii) higher rates of inflation, higher interest rates and other economic concerns; and (viii) reputational risks if certain jurisdictions or sectors are regarded as non-desirable due to low levels of legal or regulatory oversight. Investments in a particular emerging market country, industry or company may cause the Fund reputational harm or make the Fund less attractive to some investors, adversely affecting the Fund’s share price.

Investors in emerging market countries generally have access to less reliable or less detailed information, including both general economic data and information concerning the operations, financial results, capitalization and financial obligations, earnings and securities of specific enterprises than investors in developed markets. The quality and reliability of such information is often less than is available in developed countries. Obligations on companies to publish information are also more limited, thus further restricting opportunities for the Investment Manager to carry out due diligence. The Investment Manager may be obliged to make investment decisions on the basis of financial information that will be less complete and reliable than that customarily available in developed countries.

Also, the quality and reliability of official data published by the government and government agencies in emerging market countries are generally not equivalent to that of more developed countries.

Investments in emerging market countries pose a greater degree of systemic risk, i.e., the risk of a cascading collapse of multiple institutions within a country, and even multiple national economies. The inter-relatedness of economic and financial institutions within and among emerging market economies has deepened over the years, with the effect that institutional failures and/or economic difficulties that are of initially limited scope may spread throughout a country, a region or even among all or most emerging market countries. This may undermine any attempt by the Fund to reduce risk through geographic diversification of its portfolio investments among emerging market countries.

There is a heightened possibility of imposition of withholding taxes on interest or dividend income generated from emerging market securities. Governments of emerging market countries may engage in confiscatory taxation or expropriation of income and/or assets to raise revenues or to pursue a domestic political agenda. In the past, emerging market countries have nationalized assets, companies and even entire sectors, including the assets of foreign investors, with inadequate or no compensation to the prior owners. There can be no assurance that the Fund will not suffer a loss of any or all of its investments or, interest or dividends thereon, due to adverse fiscal or other policy changes in emerging market countries.

There is also a greater risk that an emerging market government may take action that impedes or prevents the Fund from taking income and/or capital gains earned in the local currency and converting into U.S. dollars (i.e., “repatriating” local currency investments or profits). Certain emerging market countries have sought to maintain foreign exchange reserves and/or address the economic volatility and dislocations caused by the large international capital flows by controlling or restricting the conversion of the local currency into other currencies. This risk tends to become more acute when economic conditions otherwise worsen. There can be no assurance that if the Fund earns income or capital gains in an emerging market currency or the Investment Manager otherwise seeks to withdraw the Fund’s investments from a given emerging market country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Bankruptcy law and creditor reorganization processes in emerging market countries may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. Some emerging market countries may not yet have bankruptcy laws or established credit reorganization processes. In certain emerging market countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain. In addition, it may be impossible to seek legal redress against an issuer that is a sovereign state. There may also be increased risks of bankruptcy in emerging market countries because of the lack of financing alternatives for companies that are struggling financially.

The Fund may invest to a substantial extent in emerging market securities that are denominated in local currencies, subjecting the Fund to a greater degree of foreign currency risk. See “Principal Risk Factors—Foreign Currency Risk.” Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt, in default or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting the Fund to a greater amount of credit risk and/or high yield risk. See “Principal Risk Factors—Credit Risk” and “Principal Risk Factors—Non-Investment Grade Securities (High Yield) Risk.”

Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Foreign Currency Risk. The Fund expects to engage in practices and strategies that will result in exposure to foreign currencies, including local currencies of emerging market countries, and fluctuations in foreign currency exchange rates. Thus, the Fund will be subject to foreign currency risk. The Fund is subject to the risk that those currencies will decline in value relative to the value of the U.S. dollar. The values of the currencies of the emerging market and other foreign countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of the monetary policies of the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund’s exposure to foreign currencies may result in losses to the Fund.

The Fund will compute, and expects to distribute, its income to Common Shareholders in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund will realize foreign currency losses for U.S. federal income tax purposes. See “U.S. Federal Income Tax Matters.” The Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See “Distributions” and “Dividend Reinvestment Plan.” The liquidation of investments, if required, may have an adverse effect on the Fund’s performance.

As the Fund expects to invest in securities denominated in foreign currencies, including local currencies of emerging market countries, or otherwise have exposure to foreign currencies, changes in foreign currency exchange rates will affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will generally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or in the derivatives markets, including through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Currency exchange rates may be negatively affected by rates of inflation, interest rate levels, balance of payments and governmental surpluses or deficits in the countries in which the Fund invests. The currencies of countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Governments that issue obligations may engage in certain techniques to control the value of their local currencies. Such techniques include central bank intervention, imposition of regulatory controls or the imposition of taxes that may affect the exchange rates of the local currencies in which the debt securities are denominated. Countries may also issue a new currency to replace an existing currency or may devalue their currencies. The liquidity and market values of the Fund’s investments may be affected by the actions of the governments of the countries in which the Fund invests. For instance, the Fund may be negatively affected by developments associated with the euro. See “Principal Risk Factors—Redenomination Risk.”

Some of the local foreign currencies in which the Fund may invest or have exposure to are neither freely convertible into one of the major currencies nor internationally traded. The local currencies may be convertible into other currencies only inside the relevant emerging market where the limited availability of such other currencies may tend to inflate their values relative to the local currency in question. Such internal exchange markets can therefore be said to be neither liquid nor competitive. In addition, many of the currencies of emerging market countries in which a Fund may invest have experienced steady devaluation relative to freely convertible currencies.

The Investment Manager may, but is not required to, attempt to mitigate (or “hedge”) the risks associated with currency fluctuations by entering into forward, futures and options or other contracts to purchase or sell the currency of denomination of any investment held by a Fund and any other currencies held by the Fund. Such contracts may not be available on favorable terms or in all of the currencies in which a Fund may invest from time to time. In the case of hedging positions, currency risk includes the risk that the currency to which the Fund has obtained exposure declines in value relative to the foreign currency being hedged. In such event, the Fund may realize a loss on the hedging instrument at the same time the Fund is realizing a loss on the currency being hedged. There is no assurance that any such hedging strategies will be available or will be used by a Fund or, if used, that they will be successful. The Fund will normally invest 25% to 75% of its total assets in investments denominated in or providing investment exposure to local currencies of Emerging Market Countries. Accordingly, even if the Investment Manager seeks to hedge some of the Fund’s currency risks, the Fund will still be subject to significant foreign currency risks. See “Principal Risk Factors—Hedging Strategies Risk.”

Currency Management Strategies Risk. Currency management strategies, including forward currency contracts and cross-hedging, may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager expects. In addition, currency management strategies, to the extent that such strategies reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that the Investment Manager’s use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be a perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency markets are generally less regulated than securities markets. Derivatives transactions, especially forward currency contracts and currency-related futures contracts and swap agreements, may involve significant amounts of currency management strategies risk.

Redenomination Risk. Continuing uncertainty as to the status of the euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments, especially any investments denominated in euros. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. See

“Principal Risk Factors—Foreign Currency Risk,” “Principal Risk Factors—Liquidity Risk” and “Principal Risk Factors—Valuation Risk.” To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Foreign (Non-U.S.) Government Securities Risk. The Fund’s investments in debt obligations of foreign (non-U.S.) governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities can involve a high degree of risk. Certain emerging market and other foreign countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. Foreign government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis. Holders of foreign government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

As a result of the foregoing, a foreign government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior debt securities, such as commercial bank debt, will not contest payments to the holders of foreign government debt securities in the event of default under their commercial bank loan agreements.

Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Since 2010, the risks of investing in foreign government debt have increased significantly as a result of the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in emerging market countries, the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on emerging market countries, the global economy and securities markets or on the Fund’s investments, though it is possible that these or similar events could have a significant adverse effect on the value and risk profile of the Fund.

Issuer Risk. The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Corporate Debt Securities Risk. Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, convertible securities, notes and other debt securities, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things.

Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the issuer, the issuer’s performance, perceptions of the market place, management performance, financial leverage and reduced demand for the issuer’s goods and services. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by such securities.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be pre-paid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. In addition to interest rate risk, investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of liquidity risk, valuation risk, and credit risk.

Some mortgage-backed and asset-backed investments receive only the interest portion (“IOs”) or the principal portion (“POs”) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that a Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for a Fund to buy or sell.

A Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

Loans, Participations and Assignments Risk. Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a loan acquired in secondary markets. In addition to credit risk and interest rate risk, the Fund’s exposure to loan interests may be subject to additional risks. For example, purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s Common Share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.

The Fund may have difficulty disposing of loans and loan participations because to do so it will have to assign or sell such securities to a third party. Because there may be no liquid market for many such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular loans and loan participations when that would be desirable, including in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio. See “Principal Risk Factors—Valuation Risk.”

Economic exposure to loan interests through the use of derivative transactions generally involves greater risks than if the Fund had invested in the loan interest directly during a primary distribution or through assignments of, novations of or participations in a loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks. See “Principal Risk Factors—Derivatives Risk.”

Senior Debt Risk. Because the Fund may invest in below investment-grade senior debt securities, the Fund may be subject to greater levels of credit risk than funds that do not invest in such debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Investment in Pooled Vehicles Risk. Investing in another investment company or pooled vehicle, including closed-end funds, trusts, and ETFs, subjects a Fund to the risks of the pooled vehicle. As a shareholder in an investment company or other pooled vehicle, the Fund (and indirectly the Fund’s shareholders), bears its ratable share of the investment company’s or pooled vehicle’s expenses, including advisory and administrative fees, and the Fund (and its shareholders) would at the same time continue to pay the Fund own fees and expenses. Investments in other investment companies may be subject to investment or redemption limitations or special charges, such as redemption fees. If the Fund invests in other investment companies or other pooled vehicles, it will be exposed to the risk that the other investment companies or pooled vehicles do not perform as expected. In addition, other investment companies or other pooled vehicles may utilize investment leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Principal Risk Factors—Leverage Risk.” Investments in certain investment companies or other pooled vehicles, e.g., certain hedge or private equity funds, may be highly illiquid and their values may be extremely volatile, including as a result of the use of investment leverage. The Fund may invest in other investment companies for which the Investment Manager or an affiliate serves as investment manager or with which the Investment

Manager is otherwise affiliated. The relationship between the Investment Manager and any such other investment company could create a conflict of interest between the Investment Manager and the Fund.

In addition to the risks related to investing in investment companies and other pooled vehicles generally, investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index or markets the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index and, therefore, investments in those ETFs are subject to the risks associated with derivatives. See “Principal Risk Factors—Derivatives Risk.”

Private Placements Risk. A private placement involves the sale of securities that have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”), or relevant provisions of applicable non-U.S. law, to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. See “Principal Risk Factors—Liquidity Risk.” Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also involve valuation risks. See “Principal Risk Factors—Valuation Risk.”

Smaller Company Risk. The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Focused Investment Risk. The Fund may be particularly susceptible to economic, political or regulatory events affecting those countries or geographic regions in which the Fund focuses its investments. To the extent that a Fund invests a substantial amount of its assets in a particular country or geographic region it will be subject to higher levels of risk and volatility than other funds that are more geographically diversified because the Fund will generally have heightened exposure to regional economic, political, regulatory or other risks associated with that country or region. To the extent that the Fund focuses its investments in a particular industry, the net asset value of the Common Shares will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk.

Derivatives Risk. The Fund may utilize a variety of derivative instruments (both long and short positions) for hedging or investment purposes, including to gain exposure to one or more issuers or other assets. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to add leverage to the Fund’s portfolio. The Fund may also utilize derivatives to add leverage to its portfolio. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts), futures and forward contracts, including contracts related to currencies, and swap agreements (including total return, interest rate, and credit default swaps) and other related instruments with respect to individual bonds and other securities, indices and baskets of securities, interest rates and currencies, structured notes and credit-linked notes, all as part of its principal investment strategies. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, issuer risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives involve exposure that may exceed the original cost, and a small use of derivatives could result in a potentially unlimited loss to the Fund under certain circumstances. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s use of derivatives can affect the amount, timing and character of distributions to shareholders, and the extent to which the Fund invests in derivatives may be limited by tax considerations (see discussion in “U.S. Federal Income Tax Matters”). The use of derivatives involves costs which are ultimately borne by the Fund and Common Shareholders and reduce returns.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts (whether a clearing corporation in the case of a cleared derivative instrument or another third party in the case of an uncleared derivative instrument) purchased and sold by the Fund, in addition to the risks associated with direct investments in the underlying reference securities, currencies, interest rates or other instruments or assets. Counterparty risk also exists with respect to other types of instruments entered into by the Fund or that are held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. To the extent the Fund’s claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Subject to the investment restrictions, the Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties may increase the potential for losses by the Fund.

Over-The-Counter Risk. Many of the emerging market countries in which the Fund effects its transactions are “over-the-counter” or “inter-dealer” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent the Fund invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions on these markets, it is assuming a credit risk with regard to counterparties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. The lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Securities and derivatives traded in over-the-counter (“OTC”) markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk than securities principally traded on securities exchanges, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. In addition, the prices of OTC securities may include an undisclosed dealer markup, which the Fund would pay as part of the purchase price. There can be no assurance that the Fund will be able to close out an OTC position at an advantageous time or price. OTC derivatives (such as forward foreign currency contracts and swap contracts) involve counterparty risk. In addition, the creditworthiness of a counterparty may be adversely affected by larger than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. OTC derivatives generally involve greater counterparty risk than exchange-traded derivatives. A Fund may have significant exposure to a single counterparty as a result of its use of swaps and other OTC derivatives.

Segregation and Coverage Risk. Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. See “Leverage” in this Prospectus. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not segregate those assets to cover such positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Short Sales Risk. The Fund may use short sales for investment and risk management purposes, including when the Investment Manager anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivative instruments, such as futures or swaps on indices or on individual securities. When the Fund engages in a short sale on a security or other instrument, it must, to the extent required by law, borrow the security or other instrument sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may, to the extent permitted by law, engage in short sales where it does not own or have the right to acquire the security (or basket of securities) sold short at no additional cost. The Fund’s loss on a short sale could theoretically be unlimited in a case in which the Fund is unable, for whatever reason, to close out its short position. The use by the Fund of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the relevant securities markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. See “Principal Risk Factors—Leverage Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. See “Principal Risk Factors—Counterparty Risk.” To the extent the Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the foregoing risks, as well as to those described under “Principal Risk Factors—Derivatives Risk.” See also “Principal Risk Factors—Segregation and Coverage Risk.”

Risks of Short Economic Exposure Through Derivatives. The use by the Fund of derivatives such as options, forwards or futures contracts for investment and/or risk management purposes may subject the Fund to risks associated with short economic exposure. Taking a short economic position through derivatives exposes the Fund to the risk that it will be obligated to make payments to its counterparty if the underlying asset appreciates in value, resulting in a loss to the Fund. The Fund’s loss on a short position using derivatives theoretically could be unlimited.

Credit Default Swaps Risk. Credit default swaps involve greater risks than investing in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller (if any), coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. See “Principal Risk Factors—Leverage Risk.”

To realize gains on writing credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. If no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, writing credit default swaps may not be profitable for the Fund.

The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. The Fund will be subject to credit risk with respect to the counterparties to credit default swaps. See also “Principal Risk Factors—Counterparty Risk.”

As of the date of this Prospectus, credit default swaps are not currently traded on any securities exchange; however, the Commodity Futures Trading Commission has issued rules which would require certain credit default swaps to be cleared through swaps clearing houses.

The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur losses.

Interest Rate Risk. Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute because market interest rates are currently at historically low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Because the Fund’s normal average portfolio duration range extends up to ten years (normally in the range of 2 to 10 years), as calculated by the Investment Manager, the Fund’s net asset value and market price per Common Share will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities. During periods of rising interest rates, the average life of certain types of securities may be extended due to lower than expected rates of prepayments, which could cause the securities’ durations to extend and expose the securities to more price volatility. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. In addition to directly affecting debt securities, rising interest rates may also have an adverse effect on the value of any equity securities held by the Fund. The Fund’s use of leverage will tend to increase Common Share interest rate risk. The Investment Manager may utilize certain strategies, including without limitation investments in structured notes and other derivative instruments, including interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of, among other things, modifying the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that, if used, such strategies will be successful.

The Fund may invest in variable- and floating-rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed-rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable- and floating-rate instruments generally will not increase in value if interest rates decline. The Fund also may invest in inverse floating-rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed-rate debt obligations with similar credit quality. To the extent the Fund holds variable- or floating-rate instruments, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s Common Shares.

Reinvestment Risk. Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by the Fund from its investments is likely to have a negative effect on the market price, net asset value and/or overall return of the Common Shares.

Hedging Strategy Risk. Certain of the investment techniques that the Fund may employ for hedging will expose the Fund to additional or increased risks. There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to the Investment Manager’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Investment Manager’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

The Investment Manager is under no obligation to engage in any hedging strategies, and may, in its discretion, choose not to. Even if the Investment Manager desires to hedge some of the Fund’s risks, suitable hedging transactions may not be available or, if used, such strategies may not be successful. A failure to hedge may result in losses to the value of the Fund’s investments.

Credit Risk. Credit risk is the risk that an issuer of, for example, a debt security or preferred stock, or the counterparty to a derivatives contract, will be unable to make interest, principal, dividend, or other payments when due. In general, lower rated securities carry a greater degree of credit risk. If rating agencies lower their ratings of securities in the Fund’s portfolio, the value of those securities could decline. In addition, the underlying revenue source for a debt security, a preferred stock or a derivatives contract may be insufficient to pay dividends, interest, principal or other required payments in a timely manner. Because a significant primary source of income for the Fund is the dividend, interest, principal and other payments on the debt securities, preferred stocks and derivatives in which it invests, any default by an issuer of such an instrument could have a negative effect on the Fund’s dividends to Common Shares and/or cause a decline in the value of the Fund’s assets. Even if the issuer does not actually default, adverse changes in the issuer’s financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations or the value of credit derivatives if the Fund has sold credit protection.

Non-Investment Grade Securities (High Yield) Risk. In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the net asset value of the Fund’s Common Shares or Common Share dividends. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or revenues of underlying borrowers or a general economic downturn, than are the prices of higher grade securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. The Fund may purchase distressed securities, including securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks. See “Principal

Risk Factors—Distressed and Defaulted Securities Risk.” An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the Fund’s ability to dispose of a particular security. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. See “Principal Risk Factors—Liquidity Risk.” To the extent the Fund focuses on below investment grade debt obligations, the Investment Manager’s capabilities in analyzing credit quality and associated risks may be particularly important, and there can be no assurance that the Investment Manager will be successful in this regard. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

The Fund’s credit quality policies, if any, apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Investment Manager may consider factors including, but not limited to, its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Distressed and Defaulted Securities Risk. As noted above, the Fund may invest in the debt securities of financially distressed issuers, including those that are in default, subject to insolvency proceedings or whose securities are otherwise illiquid. Investments in the securities of financially distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Investment Manager’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.

Structured Products Risk. The Fund may invest in structured investments, structured notes and other similar products consistent with the Fund’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the effect of the movements of these factors may increase or decrease through the use of multipliers or deflators.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. The Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Structured products are generally privately offered and sold, and thus, are not registered under applicable securities laws. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks including, but not limited to:

•    the possibility that distributions from underlying investments will not be adequate to make interest or other payments;

•    the quality of the underlying investments may decline in value or default;

•    the possibility that the security may be subordinate to other classes; and

•    the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. When the Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity.

Leverage Risk. The Fund’s use of leverage (as described under “Leverage” in the body of this Prospectus) creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The net proceeds that the Fund obtains from its use of reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares) will be invested in accordance with the Fund’s investment objectives and policies as described in this Prospectus. It is anticipated that interest expense payable by the Fund with respect to its reverse repurchase agreements, dollar rolls and borrowings (or dividends payable with respect to any outstanding preferred shares) will generally be based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest expenses and other costs to the Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage (including interest expenses on reverse repurchase agreements, dollar rolls and borrowings and the dividend rate on any outstanding preferred shares) could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Common Shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Common Shares, and it may result in losses. In addition, any preferred shares issued by the Fund are expected to pay cumulative dividends, which may tend to increase leverage risk.

Leverage creates several major types of risks for Common Shareholders, including:

•    the likelihood of greater volatility of net asset value and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

•    the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and

•    the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged and may result in a greater decline the market value of the Common Shares.

In addition, the counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.

The use by the Fund of reverse repurchase agreements and dollar rolls to obtain leverage also involves special risks. For instance, the market value of the securities that the Fund is obligated to repurchase under a reverse repurchase agreement or dollar roll may decline below the repurchase price. See “Investment Objectives and Policies––Portfolio Contents––Reverse Repurchase Agreements and Dollar Rolls.”

In addition to reverse repurchase agreements, dollar rolls and/or borrowings (or a future issuance of preferred shares), the Fund may engage in other transactions that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps, interest rate swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions). The Fund’s use of such transactions give rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions and total returns to

Common Shareholders. The Fund manages some of its derivative positions by segregating an amount of cash or liquid securities equal to the face value or the market value, as applicable, of those positions. See “Principal Risk Factors—Segregation and Coverage Risk.” The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies. See “Leverage.” It is possible that government regulation of various types of derivative instruments, including interest rate swaps, interest rate options, credit linked notes, foreign currency forward contracts, credit default swaps and total return swaps on individual securities and groups or indices of securities may limit or prevent the Fund from using such instruments to obtain leverage or as part of its investment strategies, which could negatively affect the Fund’s performance. See “Principal Risk Factors—Legal and Regulatory Risk.”

Because the fees received by the Investment Manager and the Administrator are based on the total managed assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding), the Investment Manager and the Administrator have a financial incentive for the Fund to use certain forms of leverage (e.g., reverse repurchase agreements, dollar rolls and other borrowings) or to issue preferred shares, because the fees paid to them by the Fund will be higher than if the Fund did not use such leverage. This may create a conflict of interest between the Investment Manager and the Administrator, on the one hand, and the Common Shareholders, on the other hand.

Asset Allocation Risk. The Fund’s investment performance depends, in part, upon how its assets are allocated and reallocated by the Investment Manager. The investment performance of the Fund may be adversely affected if the Investment Manager allocates a significant portion of the Fund’s assets to a country, currency, industry or sector, asset class or subset of an asset class that performs poorly, including relative to other asset classes or subsets of asset classes. In addition, the Investment Manager’s assessment of the relative value of a particular country, currency, industry or sector, asset class or subset of an asset class may prove incorrect, resulting in the Fund experiencing losses or poor performance. You could lose money on your investment in the Fund as a result of the Investment Manager’s asset allocation decisions.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and Common Shares.

Liquidity Risk. The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities), including investments that are traded only on the over-the-counter market. Many of the Fund’s investments may be illiquid. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund then values them. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities or the Fund’s ability to dispose of particular investments (e.g., to meet its liquidity requirements or to respond to specific events such as a deterioration in the creditworthiness of any particular issuer). See “Principal Risk Factors—Valuation Risk.”

Valuation Risk. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. See “Net Asset Value.” Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Tax Risk. The Fund intends to elect to be treated as a “regulated investment company” under the Code and intends each year to qualify and be eligible to be treated as such. If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, distributed (or deemed distributed, as described below) to shareholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its shareholders an amount equal to or exceeding 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to distribute all or substantially all of its investment company taxable income and net capital gain each year. In order for the Fund to qualify as a regulated investment company in any taxable year, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must be certain types of qualifying income. Foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement. However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a regulated investment company for all years to which the regulations are applicable. Income derived from some commodity-linked derivatives is not qualifying income, and the treatment of income from some other commodity-linked derivatives is uncertain, for purposes of the 90% gross income test. If for any taxable year the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level (currently at a 35% U.S. federal tax rate) and, when such income is distributed, to a further tax at the Common Shareholder level to the extent of the Fund’s current or accumulated earnings and profits.

Equity Securities and Related Market Risk. The market price of common stocks, preferred securities and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. See “Principal Risk Factors—Issuer Risk.” The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

Preferred Securities Risk. In addition to equity securities risk (see “Principal Risk Factors—Equity Securities and Related Market Risk”), credit risk (see “Principal Risk Factors—Credit Risk”) and possibly high yield risk (see “Principal Risk Factors—Non-Investment Grade Securities (High Yield) Risk”), investment in preferred securities involves certain other risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes despite the fact that it does not currently receive such amount. In order to receive the special treatment accorded to regulated investment companies and their shareholders under the Code and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities. See “Principal Risk Factors—Convertible Securities Risk.”

Warrants Risk. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject.

Warrants involve a risk that the Fund could lose its investment in a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, warrants involve the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

Legal and Regulatory Risk. Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. The precise impact of financial reform is often difficult to anticipate. In addition, because regulatory reform is complex and enacted by a variety of governmental bodies, ensuring regulatory compliance can be complicated.

On July 21, 2010, the President of the United States signed into law major financial services reform legislation in the form of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd-Frank Act, among other things, grants regulatory authorities, such as the CFTC and the SEC, broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions (in addition to those that have been proposed or taken thus far) that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to, among others, financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not adversely affect the Fund’s performance and/or yield, perhaps to a significant extent. For example, the implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Fund’s and the Investment Manager’s exposure to potential liabilities or restrictions. Increased regulatory oversight can also impose administrative burdens on the Fund and the Investment Manager including, without limitation, by making them subject to examinations or investigations and requiring them to implement new policies and procedures.

The rate of legislative change in certain of the emerging market countries where the Fund may invest is extremely rapid and the content of proposed legislation when eventually adopted into law is difficult or impossible to predict. Such proposed legislation may have an adverse effect on foreign investment. It is similarly difficult to anticipate the impact of legislative reforms on securities in which the Fund will invest. Although there is often significant political support for legislative change to bolster and facilitate the movement to a more developed market economy, it is not certain that legislation when enacted will advance this objective either consistently or in a coherent manner. In some cases, the magnitude of the changes taking place has resulted in a lack of confidence in the courts to give clear and consistent judgments. Legislation can be published by a variety of governmental bodies and remaining up to date and in complete compliance with legal rules and standards can often be difficult. There is also a lack of precedent in relation to market-oriented legal relations for many of the local currency instruments.

Regulatory Risk – Commodity Pool Operator. The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, neither the Fund nor the Investment Manager is subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion under Rule 4.5 as it has recently been amended by the CFTC, the Fund will be limited in its ability to use futures and options on futures and engage in certain swaps transactions. In the event that the Fund’s investments in certain derivative instruments regulated under the CEA (“commodity interests”), including futures, swaps and options on futures, exceed a certain threshold, the Investment Manager may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Fund. The Investment Manager’s eligibility to claim the exclusion will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Fund currently intends to operate in a manner that would permit the Investment Manager to continue to claim the exclusion under Rule 4.5, which may adversely affect the Investment Manager’s ability to manage the Fund under certain market conditions and may adversely affect the Fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

Recent Economic Conditions Risk. The debt and equity capital markets in foreign countries and in the United States have been negatively affected by significant write-offs in the banking and financial services sectors relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of housing markets, the failure of banking and other major financial institutions and resulting governmental actions have led to worsening general economic conditions, which have materially and adversely affected the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These developments may increase the volatility of the value of securities owned by the Fund, and also may make it more difficult for the Fund to accurately value securities or to sell securities on a timely basis. These developments have adversely affected the broader global economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increase the rate of defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value and/or market value of the Fund’s Common Shares. In addition, the prolonged continuation or further deterioration of current market conditions could adversely affect the Fund’s portfolio.

The above-noted instability in the financial markets discussed above has led the U.S. and certain foreign governments to take a number of unprecedented actions designed to support certain banking and other financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, foreign and other governments and their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable or not fully understood or anticipated. See “Principal Risk Factors—Legal and Regulatory Risk.”

The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings and the value of the Common Shares. Governments or their agencies have and may in the future acquire distressed assets from financial institutions and acquire ownership interests in those institutions.

Market Disruption and Geopolitical Risk. The wars with Iraq and Afghanistan and similar conflicts and geopolitical developments, their aftermath and substantial military presence in Afghanistan are likely to have a substantial effect on the U.S. and world economies and securities markets. The nature, scope and duration of the wars and the potential costs of rebuilding infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, could be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments and the market value and net asset value of the Fund’s Common Shares.

Portfolio Turnover Risk. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) generally involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Sales of portfolio securities may also result in realization of taxable capital gains, including short-

term capital gains (which are generally treated as ordinary income upon distribution in the form of dividends). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund or the Investment Manager due to their possible affiliations with Ashmore Group plc, the ultimate parent of the Investment Manager. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Anti-Takeover Provisions. The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust.” These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at net asset value.

Distributions

Commencing with the Fund’s first dividend, the Fund intends to make monthly cash distributions to Common Shareholders at rates that reflect the past and projected net income of the Fund. Subject to applicable law, the Fund may fund a portion of its distributions with gains from the sale of portfolio securities and other sources. The dividend rate that the Fund pays on its Common Shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limitation the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by the Fund (including interest expenses on any reverse repurchase agreements, dollar rolls and borrowings and dividends payable on any preferred shares issued by the Fund). As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s dividend policy could change. For a discussion of factors that may cause the Fund’s income and capital gains (and therefore the dividend) to vary, see “Principal Risk Factors.” The Fund intends to distribute each year all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund (after it pays accrued dividends on any outstanding preferred shares). Your initial distribution is expected to be declared approximately 45 to 60 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. To permit the Fund to maintain more stable distributions, the Fund’s distribution rates will be based, in part, on projections as to annual cash available for distribution and, therefore, the distributions paid by the Fund for any particular month may be more or less than the amount of cash then currently available to the Fund for distribution for that monthly period.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. To the extent required by the 1940 Act and other applicable laws, absent an exemption, a notice will accompany each monthly distribution with respect to the estimated source (as between net income and gains) of the distribution made. (The Fund will report the proportion of its capital gains distributions that constitute long-term and short-term gains annually, generally on Form 1099.) The tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant year (including as reduced by any capital loss carry-forwards). For example, the Fund may distribute amounts early in the year that are derived from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of Common Shares. In general terms, a return of capital would occur where a Fund distribution (or portion thereof) represents a return of a portion of your investment, rather than net income or capital gains generated from your investment during a particular period. Although return of capital distributions may not be taxable, such distributions would reduce the basis of a shareholder’s Common Shares and therefore may increase a shareholder’s tax liability for capital gains upon a sale of Common Shares. See “U.S. Federal Income Tax Matters.”

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more or less heavily than others of long-term capital gains eligible for favorable income tax rates.

Although it does not currently intend to do so, the Board of Trustees may change the Fund’s distribution policy and the amount or timing of distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

Dividend Reinvestment Plan	Unless a Common Shareholder elects to receive distributions in cash, all distributions of Common Shareholders whose shares are registered with the plan agent will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan. Common Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee). See “Distributions” and “Dividend Reinvestment Plan.”

SUMMARY OF FUND EXPENSES

The purpose of the below tables is to help you understand all fees and expenses that you, as a Common Shareholder of the Fund, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first year of operations, unless otherwise indicated, and assume that the Fund issues approximately [•] Common Shares. If the Fund issues fewer Common Shares, all other things being equal, expenses would be higher. The table also assumes the use by the Fund of leverage in the form of reverse repurchase agreements in an amount equal to [•]% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments), and show Fund expenses as a percentage of net assets attributable to Common Shares. Footnote 7 to the table also shows Fund expenses as a percentage of net assets attributable to Common Shares, but assumes that the Fund does not utilize reverse repurchase agreements, borrowings or other leverage. See “Management of the Fund—Investment Manager” for more information about the Management Fee.

Percentage of Offering Price
Shareholder Transaction Expenses
Sales Load Paid by Investors	[•]	%
Offering Expenses Borne by the Fund (1)(2)	[•]	%
Dividend Reinvestment Plan Fees(3)	None

Percentage of Net Assets Attributable to Common Shares (assuming reverse repurchase agreements are utilized)(7)
Annual Expenses
Management Fees(4)	[•]	%
Administration Fees(5)	[•]	%
Interest Payments on Borrowed Funds(6)	[•]	%
Acquired Fund Fees and Expenses	[•]	%
Other Expenses(8)	[•]	%
Total Annual Expenses	[•]	%

(1)	Total offering expenses in connection with the Common Shares (other than the sales load, but inclusive of the distribution assistance payment described below) are estimated to be $[•], of which $[•] is payable by the Fund. Actual offering expenses may vary substantially from this amount. The Investment Manager has agreed to pay all of the Fund’s organizational expenses, as well as the offering expenses of the Fund (other than the sales load, but inclusive of the distribution assistance payment to [•]) that exceed $[•] per Common Share ([•]% of the offering price). As compensation for providing certain distribution-related services, [•] will receive [•]% of the total public offering price (inclusive of the over-allotment option) plus reimbursement of certain of its expenses. [The Fund will pay this distribution assistance fee to the extent the Fund’s offering expenses are less than or equal to $[•] per Common Share, and the Investment Manager will pay this fee to the extent the Fund’s offering expenses exceed $[•] per Common Share. See “Underwriters.” The actual size of the offering and related expenses may vary substantially from these estimates. The offering costs to be paid or reimbursed by the Fund are not included in the Annual Expenses table above or in footnote 7 below. However, these expenses will be borne by Common Shareholders and result in a reduction of the net asset value of and capital attributable to the Common Shares.
(2)	The Investment Manager (and not the Fund) has agreed to pay, from its own resources, upfront structuring and syndication fees to [•], and upfront structuring fees to [•],[•] and [•], and may pay certain other qualifying underwriters a structuring fee, a sales incentive fee or additional compensation in connection with this offering. See “Underwriters—Additional Compensation to be paid by the Investment Manager.” These fees are not reflected in the tables above.
(3)	You will pay brokerage charges if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”
(4)	Under the Investment Management Agreement between the Fund and the Investment Manager, the Investment Manager will receive an annual fee from the Fund, payable monthly, in an amount equal to [•]% of the Fund’s average daily total managed assets. “Total managed assets” means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).
(5)	Under the Administration Agreement between the Fund and the Administrator, the Administrator will receive an annual fee from the Fund, payable monthly, in an amount equal to [•]% of the Fund’s average daily total managed assets, for providing administration, bookkeeping and pricing services to the Fund.

(6)	Assumes the use of leverage in the form of reverse repurchase agreements representing [•]% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments) at an annual interest rate cost to the Fund of [•]%, which is based on current market conditions. See “Leverage—Effects of Leverage.” The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements, dollar rolls and/or borrowings and variations in market interest rates. Interest expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Expenses table above, but would be reflected in the Fund’s performance results.
(7)	The table presented below in this footnote 7 estimates what the Fund’s annual expenses would be, stated as percentages of the Fund’s net assets attributable to Common Shares, but, unlike the table above, assumes that the Fund does not utilize reverse repurchase agreements, borrowings or other leverage. See “Leverage.” In accordance with these assumptions, the Fund’s expenses would be estimated to be as follows:

Percentage of Net Assets Attributable to Common Shares (assuming no use of reverse repurchase agreements or other leverage)
Annual Expenses
Management Fees(4)	[•]	%
Administration Fees(5)	[•]	%
Acquired Fund Fees and Expenses	[•]	%
Other Expenses(6)	[•]	%
Total Annual Expenses(1)	[•]	%

(8)	“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year.

Example

As required by relevant SEC regulations, the following example illustrates the expenses (including the sales load of $[•] and estimated offering expenses of this offering of approximately $[•]) that you would pay on a $1,000 investment in Common Shares, assuming (a) the sales load and the offering expenses listed in the parenthetical above, (b) total annual expenses of [•]% of net assets attributable to Common Shares in years 1 through 10 (assuming reverse repurchase agreements are utilized in an amount equal to [•]% of the Fund’s total assets) and (c) a 5% annual return(1):

	1 Year		3 Years		5 Years		10 Years
Total Expenses Incurred	$	[•]	$	[•]	$	[•]	$	[•]

(1)	The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Interest Payments on Borrowed Funds and Other Expenses set forth in the Annual Expenses table are accurate, that the rate listed under Total Annual Expenses remains the same each year and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on November 14, 2012, pursuant to the Declaration of Trust. The Declaration of Trust is governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at [•] and its telephone number is [•].

USE OF PROCEEDS

The net proceeds of this offering of Common Shares will be approximately $[•] ($[•] if the Underwriters exercise the overallotment option in full) after payment of the sales load and estimated offering expenses (inclusive of the distribution assistance payment to [•]) payable by the Fund (expected to be approximately $[•] per Common Share).

The net proceeds of the offering will be invested in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within approximately one to three months, depending on market conditions, after the completion of the offering. Pending such investment and while the Investment Manager selects specific investments, the Fund expects to invest its assets in other investments, such as money market and short-term debt securities, money market mutual funds, index futures contracts, credit default swaps, total return swaps or other derivative instruments designed to give the Fund exposure to the securities and/or markets in which it intends to invest. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s net asset value will perform differently than it would if it were fully invested in accordance with its investment objectives and principal investment strategies. If the Fund is delayed in investing the proceeds of this offering, the Fund’s initial distribution could consist principally of a return of capital.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The primary investment objective of the Fund is current income and the secondary investment objective of the Fund is capital appreciation. The Fund will seek to achieve its investment objectives by investing principally in debt instruments of Sovereign, Quasi-Sovereign and Corporate issuers (as defined under “—Portfolio Contents” below), which may be denominated in any currency, including the local currency of the issuer. The Fund may invest in debt instruments of all types and denominated in any currency, whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or floating rate or fixed rate, and derivative instruments of all types. The Fund may invest in obligations of any credit quality, including securities that are rated below investment grade and unrated securities of comparable quality (i.e., “high yield” securities or “junk bonds”). The Fund may invest in obligations that are in default, subject to insolvency proceedings or that are otherwise illiquid, including obligations that do not pay coupons, such as specialist private corporate investments involving distressed assets or distressed sellers of assets. Such investments often relate to restructurings or re-organizations and may include, but not be limited to, debt instruments that provide the Fund with the potential to participate in equity appreciation through related warrants, convertible securities or similar rights, which may be issued at a discount. The Fund will not invest in equity or equity-related instruments at the time of investment, but may receive such instruments as a result of a restructuring, conversion or otherwise in relation to a debt instrument held by the Fund. The types of securities and instruments in which the Fund may invest principally are summarized under “—Portfolio Contents” below. There is no assurance that the Fund will achieve its investment objectives, and you could lose all of your investment in the Fund.

Investment Selection Strategies

In managing the Fund, the Investment Manager’s investment committee (the “Investment Committee”), together with the portfolio managers (together with the Investment Committee, the “Investment Team”), employs a largely top-down, active and value-driven investment approach in analyzing emerging markets and currencies. The Fund’s investment approach includes an emphasis on the influence of politics (both local and international). The Investment Team combines this top-down approach with an analytically-driven, bottom-up approach to making purchase and sale decisions with respect to individual securities and instruments, in an attempt to assemble a portfolio that provides current income and/or opportunities for capital appreciation.

The Investment Team seeks opportunities in emerging markets that it believes may benefit from significant positive changes, such as political and economic reforms, increases in capital inflows and investor confidence, and seeks to invest in issuers in government and corporate sectors it expects will benefit from such developments and associated economic development and growth. The Investment Team’s investment process focuses on global and emerging markets fundamentals and considers factors such as liquidity and risk management at the macro level. The Investment Team utilizes the Investment Manager’s broad and current knowledge of important investment areas in various emerging market countries gained, in part, through research, experience, long-

standing relationships with reliable local firms and, where appropriate, visits by its investment personnel to countries in their respective regions of responsibility.

Credit Quality

The Fund may invest without limit in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Ratings Services, a division of The McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)), or unrated but of comparable quality to securities so rated. The Fund may invest in securities of distressed issuers, including securities that are in default or that are subject to insolvency proceedings. Debt instruments of below investment grade and unrated securities of comparable credit quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics.

Duration

The Fund normally will seek to maintain a weighted average portfolio duration of between 2 and 10 years, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. Duration is one measure of the expected life of a debt instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The Investment Manager may utilize certain strategies, including without limitation investments in structured notes and other derivative instruments, including interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of, among other things, modifying the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Diversification

The Fund is a “non-diversified” investment company in that it may invest a greater percentage of its assets in the securities of a single issuer than investment companies that are “diversified.” See “Principal Risk Factors—Non-Diversified Status.”

Portfolio Contents

The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments issued by Sovereign, Quasi-Sovereign or Corporate issuers and related derivative instruments (each as defined below). The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to the investments described above, including investments that the Fund may not be able to make directly because of currency controls, license restrictions or other restrictions, will be counted toward satisfaction of the Fund’s 80% investment policy.

As used in this Prospectus: (i) Emerging Market Countries include any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities, including, for example, J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified, J.P. Morgan Emerging Local Markets Index Plus, J.P. Morgan Emerging Markets Bond Index Global Diversified, HSBC Asian US Dollar Bond Index and MSCI Emerging Markets Index; (ii) Sovereigns are governments of Emerging Market Countries; (iii) Quasi-Sovereigns are governmental entities, agencies and other issuers that are more than 50% owned, directly or indirectly, by a Sovereign, or whose obligations are guaranteed by a Sovereign; (iv) a Non-Governmental issuer is an issuer other than a Sovereign or Quasi-Sovereign issuer; (v) a Corporate issuer is a Non-Governmental issuer that is either domiciled in an Emerging Market Country, derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more Emerging Market Countries, or has at least 50% of its assets in one or more Emerging Market Countries; (vi) G7 is a group of seven industrialized nations including Canada, France, Germany, Italy, Japan, the United Kingdom, and the United States of America; and (vii) Hard Currencies include the U.S. dollar and the currencies of other nations in the G-7.

The Fund may invest in debt instruments of all types and denominated in any currency, whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or floating rate or fixed rate. These may include, without limitation, bonds, debentures, notes, convertible securities (e.g., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), commercial paper, loans and related assignments and participations, trade claims, bank certificates of deposit, fixed time deposits, bankers’ acceptances, and money market instruments, including money market funds denominated in U.S. dollars or other currencies. The Fund may invest in obligations of any credit quality, including securities that are rated below investment grade and unrated securities of comparable quality (i.e., “high yield” securities or “junk bonds”). The Fund may invest in obligations that are in default, subject to insolvency proceedings or that are otherwise illiquid, including obligations that do not pay coupons, such as specialist private corporate investments involving distressed assets or distressed sellers of assets. Such investments often relate to restructurings or re-organizations and may include, but not be limited to, debt instruments that provide the

Fund with the potential to participate in equity appreciation through related warrants, convertible securities or similar rights, which may be issued at a discount.

The Fund may utilize various derivative instruments and related strategies (both long and short positions), including to gain exposure to one or more issuers or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts), futures and forward contracts, including contracts related to currencies, and swap agreements (including total return, interest rate, and credit default swaps) and other related instruments with respect to individual bonds and other securities, indices and baskets of securities, interest rates and currencies, structured notes and credit-linked notes, all as part of its principal investment strategies. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to add leverage to the Fund’s portfolio. The Fund may also invest directly in currencies for hedging or other investment purposes.

The Fund will not invest in equity or equity-related instruments at the time of investment, but may receive such instruments as a result of a restructuring, conversion or otherwise in relation to a debt instrument held by the Fund. The Fund may invest in securities of other investment companies, including ETFs and other pooled vehicles, if the investment company or other pooled vehicle invests principally in the types of investments in which the Fund may invest directly. The Fund may also lend its portfolio securities and enter into repurchase and reverse repurchase agreement and dollar roll transactions. The Fund may invest in securities that have not been registered for public sale in the relevant jurisdiction and other securities issued in private placements. The Fund may invest in securities of companies with any market capitalization.

The Fund will not invest more than 25% of its net assets in issuers in any one Emerging Market Country. Solely for purposes of applying the 25% limit, the Investment Manager will determine in its discretion the location of a Corporate issuer by reference to where it is domiciled or where it principally locates its assets, earns its revenues or profits, produces goods or performs services. The Fund will not invest more than 50% of its net assets in securities of Corporate issuers. Derivative counterparties and issuers of synthetic products shall not count as issuers for purposes of applying this 50% limitation, nor will the Fund consider its exposure to its custodians or any exchanges or clearing systems for purposes of the limitation.

The Fund will not invest more than 25% of its net assets in investments denominated in a single currency other than the currencies of nations of the G7 (each a “Hard Currency”) without seeking to hedge into a Hard Currency the portion of the Fund’s exposure to that (i.e., non-Hard Currency) currency that exceeds 25% of the Fund’s net assets.

The Fund will normally invest 25% to 75% of its total assets in investments denominated in or providing investment exposure to local currencies of Emerging Market Countries. Any portion of the Fund’s investment exposure to local currencies of Emerging Market Countries that has been hedged into a Hard Currency will not count as local currency of an Emerging Market Country for this purpose.

The Fund is “non-diversified,” which means that it may invest a relatively large portion of its assets in a single issuer or a small number of issuers in comparison to a fund that is “diversified.” The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

The following provides additional information regarding the types of securities and other instruments in which the Fund will ordinarily invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under “Additional Investment Activities and Restrictions” in the Statement of Additional Information.

Sovereign Debt Obligations. Sovereign debt obligations are obligations of governmental issuers in foreign developed and emerging market countries. Sovereign debt obligations include, but are not limited to, debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions, debt securities issued by government owned, controlled or sponsored entities and supranational government entities, interests in entities organized and operated for the purposes of restructuring the investment characteristics of instruments issued by any of the above issuers or participation in loans between governments and financial institutions (see “—Loan Participations and Assignments”). Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. As a holder of sovereign debt obligations, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt obligations may be collected. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. See “—Investments in Foreign Securities.”

High Yield Securities. The Fund may invest without limit in debt securities that are rated below investment grade (below Baa3 by Moody’s Investors Service (“Moody’s”) or below BBB- by either Standard & Poor’s (“S&P”) or Fitch Ratings “Fitch”) or unrated but of comparable quality. Non-investment grade bonds are commonly referred to as “high yield” securities or “junk bonds.” Non-investment grade bonds involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to the risks associated with, investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, non-investment grade bonds typically entail greater potential price volatility and may be less liquid than higher-rated securities. Non-investment grade bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to make timely principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by one or more NRSROs.

The market values of non-investment grade bonds tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to general economic conditions. Certain emerging market governments that issue non-investment grade bonds in which the Fund may invest are among the largest debtors to commercial banks, foreign governments and supranational organizations, such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.

Corporate Debt Securities. The Fund may invest in debt securities of corporate and other non-governmental issuers (e.g., partnerships, limited liability companies and other entities). Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate, floating rate, zero coupon and inflation linked, among other things. The Fund may invest in convertible bonds and warrant structures, which are fixed income securities with imbedded warrants that are exercisable into other debt or equity securities.

Bonds. The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities, governments and municipalities and other issuers. Bonds are fixed or variable/floating-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Some bonds are “perpetual” in that they have no maturity date.

Currency. The Fund may engage in foreign currency exchange transactions in connection with its investments. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or in the derivatives markets, including through entering into forward, futures or options contracts to purchase or sell foreign currencies. Additional instruments that provide exposure to currencies include, but are not limited to, currency swap contracts, currency futures contracts and options on such futures contracts, purchasing put or call options on currencies in U.S. or foreign markets and other currency derivatives.

Loan Participations and Assignments. The Fund may invest in fixed, variable and floating rate loans arranged through private negotiations between an issuer and one or more financial institutions. The Fund’s investments in loans may be in the form of involvement in the primary syndicate for a loan, participations in loans or assignments of all or a portion of loans from third parties. The Fund’s investment in participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.

The purchaser of an assignment acquires direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations so acquired may differ from, and be more limited than, those held by the assigning lender. The assignability of certain loans, especially with respect to sovereign debt obligations, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in such a loan is through a participation and not through an assignment.

Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) for purposes of gaining exposure to the currency of an emerging market country or other foreign country or as a hedge against fluctuations in future foreign currency exchange rates. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. A non-deliverable currency forward contract is a short-term forward contract on a foreign currency where the profit and loss is the difference between a specified exchange rate and the spot rate at the time of settlement.

At times, the Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in an underlying security transaction, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the currency which is being used for the security transaction.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to actually convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so with respect to a portion of the Fund’s assets from time to time, and investors should be aware of the costs of currency conversion. Although foreign currency exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. The Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option exercise period while a European style put or call option may be exercised only upon expiration. A Bermudan style put or call may be exercised on fixed dates occurring during the term of the option. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. For more information, see “Additional Investment Activities and Restrictions—Derivatives—Options” in the Statement of Additional Information. In addition, many derivative transactions involving options require designation or segregation of Fund assets, as described below under “—Use of Asset Segregation and Special Accounts.”

Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices, including any stock index or index of government or other securities. A futures contract purchaser incurs an obligation to take delivery of a specified amount of the security, currency or other asset underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying security, currency or other asset at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security, currency or other asset and protect against a rise in prices pending purchase. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security, currency or other asset and protect against declines pending sale.

Although most futures contracts call for actual delivery or acceptance of the underlying security, currency or other asset, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security, currency or other asset and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security, currency or other asset and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged. The Fund also may invest in foreign stock index futures contracts traded outside the United States which involve additional risks, including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading, and foreign taxation issues. See “—Investments in Foreign Securities” and “—Foreign Currency Risk.”

In addition, the Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or debt market changes, to gain exposure to a market, for duration management or for risk management purposes. Futures contracts are generally bought and sold on the exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a financial futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to assume the opposite position.

Futures Contracts Strategies. When a significant market advance is anticipated, the purchase of a futures contract by the Fund affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market decline that may adversely affect the market value of the Fund’s securities. To the extent that the value of the Fund’s portfolio of securities changes in correlation with the value of the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures contracts transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

Because the initial margin required to maintain a futures contract is a fraction of the face value of the contract, the value of the contract can be much higher or lower than the value of the Fund’s assets used to take the position. The Fund may therefore use futures as form of leverage and may be exposed to the associated risks. See “—Leverage Risk” below.

There currently are limited futures markets for certain currencies of emerging market countries, securities and indexes and the nature of the strategies adopted by the Investment Manager and the extent to which those strategies are used will depend on the development of those markets. To the extent the Fund engages in transactions in options and futures, the Fund will normally transact in options and futures that are traded on a recognized securities or futures exchange, including non-U.S. exchanges. Moreover, when the Fund purchases a futures contract or a call option thereon or writes a put option thereon, an amount of cash or high quality, liquid securities, including U.S. government securities, will be designated on the Fund’s records or deposited in a segregated account with the Fund’s custodian so that the amount so designated or segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract.

Structured Products. The Fund may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Fund’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of structuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the effect of the movements of these factors may increase or decrease through the use of multipliers or deflators. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product.

Swaps. The Fund may enter into swap transactions, such as interest rate swaps, cross currency swaps, total return swaps, and options on swaps, caps, floors or collars. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are often calculated by reference to a specified index and agreed upon notional amount. The term “specified index” may include currencies, interest rates, prices, total return on interest rate indices, debt indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a debt index for the return generated by a second debt index. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.

The swaps in which the Fund may engage also include rate caps, floors, collars and other combinations of options, forwards, swaps and/or futures under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s obligations under a swap agreement will generally be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the designation of cash or liquid securities in an amount equal to the Fund’s net obligations under the swap. These transactions are not subject to the Fund’s borrowing restrictions. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund will engage in any swap transactions in a manner consistent with its intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Options on Swaps. The Fund may engage in options on swaps for hedging purposes to manage and mitigate the credit and interest rate risks. A swap option (sometimes called a “swaption”) is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, that the changes in the market value of securities held by the Fund and in the swap options relating to those securities may not be proportionate, which could result in an imperfect hedge leaving the Fund economically over or under exposed to such securities, there may not be a liquid market to sell a swap option, which could result in difficulty closing a position, swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate, and counterparty risk.

Credit Default Swaps. The Fund may enter into credit default swap contracts for hedging purposes or to add investment exposure to certain securities or markets. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as an emerging market corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total managed assets, the Fund would be subject to investment exposure to the reference instrument in the amount of the notional amount of the swap.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

If the Fund sells credit protection through a credit default swap, although the Fund may not be required to pay the par (or other agreed upon) value of the referenced debt instrument absent a default of the underlying debt obligation, a credit downgrade or other indication of financial distress with respect to the reference issuer may cause the value of the credit default swap to decrease, causing a loss to the Fund, and may also require the Fund to deposit additional margin with the counterparty, possibly requiring it to sell other assets at disadvantageous times or prices.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. As of the date of the prospectus, credit default swaps are not currently traded on any securities exchange; however, the CFTC has issued rules which would require certain credit default swaps to be cleared through swaps clearing houses. The Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Credit Linked Notes. The Fund may invest in credit-linked notes, which are types of derivative instruments. A credit linked note is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation, such as an underlying emerging market bond). The Fund will typically be a purchaser of credit linked notes, in that it will pay the counterparty a sum of money in exchange for the right to payments corresponding to interest and principal payments actually made by the issuer of the reference obligation. In addition to credit risk and other risks of the reference obligations and interest rate risk, a purchaser of a credit linked note is subject to counterparty risk.

Use of Asset Segregation and Special Accounts. Many derivative transactions, in addition to other requirements, require that the Fund designate or segregate cash and/or liquid securities at least equal to the Fund’s daily mark-to-market obligations under the transaction. Alternatively, the Fund may “cover” its obligations through ownership of the underlying security, financial instrument or currency, or through other offsetting transactions.

In the case of certain derivatives, the Fund must deposit initial margin and possibly daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligations under the derivatives. To the extent that the Fund segregates assets to cover the daily marked-to-market obligation rather than the notional value, the Fund will have the ability to employ leverage to a greater extent than if the Fund segregated assets equal to the full notional value of such contracts.

Although the Investment Manager will attempt to ensure that at all times the Fund has sufficient liquid assets to cover its obligations under its derivative contracts, these obligations will often be volatile and it is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions.

Derivative transactions may be covered by other means when consistent with applicable regulatory policies, such as by entering into offsetting positions. For example, the Fund could offset a put option sold by the Fund by purchasing a put option with the same or higher strike price. Moreover, instead of segregating cash and/or liquid securities with respect to a long position in a futures or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Derivative transactions may also be covered through a combination of offsetting transactions and the designation of liquid assets.

Leverage. As soon as reasonably practicable following the completion of the initial public offering of the Fund’s Common Shares, the Fund intends, subject to then favorable market conditions, to add leverage to its portfolio by utilizing reverse repurchase agreements, dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities, such that the leverage initially obtained represents approximately [•]% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments). The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage and that are not normally subject to the above limitation, including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund intends to utilize leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time (i.e., higher or lower than the anticipated approximate [•]% initial level noted above) based on the Investment Manager’s assessment of market conditions and other factors.

The 1940 Act and the rules and regulations promulgated thereunder, generally limits the extent to which the Fund may utilize uncovered reverse repurchase agreements and borrowings, together with any other senior securities representing indebtedness, to 33 1/3% of the Fund’s total net assets at the time utilized. See “Use of Leverage” for more information.

Zero Coupon Bonds. Certain debt securities purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its Common Shareholders.

Yankee Dollar Obligations, Eurobonds, Global Bonds. Certain debt securities purchased by the Fund may take the forms of Yankee dollar obligations, eurobonds or global bonds. Yankee dollar obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. A eurobond is a bond issued in a currency other than the currency of the country or market in which it is issued. Global bonds are bonds that can be offered within multiple markets simultaneously. Unlike eurobonds, global bonds can be issued in the local currency of the country of issuance.

Brady Bonds. The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to realize a loss of interest or principal on any of its portfolio holdings.

Repurchase Agreements. The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Investment Manager. Repurchase agreements maturing in more than seven days may be considered illiquid.

Repurchase agreements are fully collateralized by the underlying securities. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of emerging market countries, the U.S. government and their agencies or instrumentalities) may have maturity dates exceeding one year.

Reverse Repurchase Agreements and Dollar Rolls. Under a reverse repurchase agreement, the Fund would sell securities to a bank or broker dealer and agree to repurchase the securities at a mutually agreed future date and price. A dollar roll is similar to a reverse repurchase agreement except that the counterparty with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Generally, the effect of a reverse repurchase agreement or dollar roll transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the agreement and still be entitled to the returns associated with those portfolio securities – thereby resulting in a transaction similar to a borrowing and giving rise to leverage for the Fund. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

When-Issued and Delayed Delivery Securities. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when issued or delayed delivery basis may increase the volatility of the Fund’s NAV.

Asset-Backed Securities. Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for certain time periods by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. These securities involve prepayment risk as well as risk that the underlying debt securities will default.

Private Placements and Restricted Securities. The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act, or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Rule 144A permits the Fund to sell certain restricted securities to qualified institutional buyers without limitation. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Short Sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. The Fund may use short sales for investment purposes or for hedging and risk management purposes. The Fund may also take short positions with respect to the performance of securities, indexes, interest rates, currencies and other assets or markets through the use of derivative or forward instruments. When the Fund engages in a short sale of a security, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the lender, which is usually a broker-dealer, and/or with the Fund’s custodian. The Fund may not receive any payments (including interest) on its collateral. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in so-called “naked” short sales when it does not own or have the immediate right to acquire the security sold short at no additional cost, in which case the Fund’s losses theoretically could be unlimited. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and securities being hedged if the short sale is being used for hedging purposes. The Fund may engage in short selling to the extent permitted by the 1940 Act and the rules and interpretations thereunder and other federal securities laws. If the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so only to the extent permitted by the laws and regulations of such jurisdiction.

Convertible Securities. Convertible securities, which are debt or equity securities, such as convertible bonds or convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock or other securities. Convertible securities have general characteristics similar to both debt securities and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline, although to a lesser extent than non-convertible debt obligations. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common shares or other securities and, therefore, also will react to variations in the general market for such underlying securities.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common shares or certain other securities. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common shares or other securities.

Money Market Instruments. Money market instruments are high quality short-term debt securities. Money market instruments in which the Fund may invest may include obligations of governments, government agencies, banks, corporations and special purpose entities including time deposits and certificates of deposit, and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in foreign currencies.

Bank Obligations. The Fund may invest in bank obligations denominated in any currency, including certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Common Stock. Common stock generally represents an ownership or equity interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. They may or may not pay dividends, as some issuers reinvest all of their profits back into their businesses, while others pay out some of their profits to stockholders as dividends.

Preferred Stock. Preferred stock, like common shares or other equity securities, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common shares or other equity securities in dividend payments and upon liquidation of the issuer. Unlike common shares or other equity securities, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common shares or other equity securities.

Although they are equity securities, preferred stocks have characteristics of both debt and common shares or other equity securities. Like debt, their promised income is contractually fixed. Like common shares or other equity securities, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Distributions on preferred stock are declared by the board of directors of the issuer and may be subject to deferral, and thus may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the board or otherwise made payable, or non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may hold non-cumulative preferred stock, although the Investment Manager will consider, among other factors, the non-cumulative nature in making any investment decision involving such securities.

Inflation Linked Bonds. Inflation linked bonds are government-issued debt securities that offer an investor inflationary protection, by linking yields to the inflation rate.

Warrants. Warrants give holders the right, but not the obligation, to buy common shares or other equity securities or fixed income securities of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the underlying security exceeding the price fixed by the warrant. Warrants would entitle the Fund, upon exercise of the warrant, to receive any appreciation in the market price of the underlying securities over approximately the market price at the time of purchase. Warrants are exercisable over specified periods.

Unrated Debt Securities. The Fund may purchase unrated debt securities (which are not rated by an NRSRO). Unrated debt securities may be less liquid than comparable rated securities and involve the risk that the Investment Manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. The Fund’s success in achieving its investment objective may depend more heavily on the Investment Manager’s credit analysis to the extent that the Fund invests in below investment grade quality and unrated securities.

Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. In addition to the normal risks associated with fixed income securities discussed elsewhere in this prospectus and in the Statement of Additional Information (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDO securities that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

U.S. Government Securities. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association , are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities. Certain debt securities purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Like zero-coupon bonds, “step up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. The Investment by the Fund in PIKs may result in the issuance to the Fund of a profit participating note (a “PPN”). Both PIKs and PPNs, whether issued by vehicles established for the purpose of investing, holding or trading one or more investments or by underlying issuers, are debt instruments and create debt obligations in favor of the Fund from the issuing entity, and the proceeds from PIK Notes and PPNs may be used to invest in a wide range of instruments, securities and assets, and the returns on such PIK Notes and PPNs will be influenced by such underlying investments. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Inflation-Indexed Bonds. Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) are fixed income securities the principal value of which is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. See “U.S. Federal Income Tax Matters.”

Variable- and Floating-Rate Securities. Variable- and floating-rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate (the “reference rate”) changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to floating-rate loans, variable- and floating-rate instruments may include, without limitation, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a variable- or floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality or because of an imperfect correlation between the securities interest rate adjustment mechanism and the level of interest rates generally.

The Fund also may engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities. The Fund may also invest in inverse floating-rate debt instruments (“inverse floaters”), which are floating rate instruments whose coupon rate moves in the opposite direction from the change in the reference rate. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality.

Hybrid Instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero.

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate, variable or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund’s Common Shares if the Fund invests in hybrid instruments.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Depositary Receipts. The Fund may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and similar securities that represent interests in a company’s securities that have been deposited with a bank or trust and that trade on an exchange or over-the-counter. For example, ADRs represent interests in a non-U.S. company but trade on a U.S. exchange or over-the-counter and are denominated in U.S. dollars. These securities represent the right to receive securities of the foreign issuer deposited with the bank or trust. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, there are generally no fees imposed on the purchase or sale of these securities, other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may be untimely.

ETFs and Other Investment Companies. The Fund may invest in securities of other open- or closed-end investment companies, including ETFs and investment companies organized under non-U.S. law, to the extent that such investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market, sector or geographic exposure, including during periods when it has large amounts of uninvested cash or when the Investment Manager believes share prices of other investment companies offer attractive values. The Fund expects that its exposure to Emerging Market Equity will consist primarily of investments in single country and regional ETFs. The Fund may invest in investment companies that are advised by the Investment Manager or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments. See “—Leverage.”

The Fund investments in other investment companies may be limited by provisions of the 1940 Act that restrict the aggregate amount the Fund (and in some cases, its affiliated persons) can invest in any one investment company (an “Underlying Fund”) to 3% of such Underlying Fund’s total outstanding stock. As a result, the Fund may hold a smaller position in an Underlying Fund than if it were not subject to this restriction. In addition, in order to comply with provisions of the 1940 Act, on any matter upon which Underlying Fund stockholders are solicited to vote the Fund may be required to vote Underlying Fund shares in the same general proportion as shares held by other stockholders of the Underlying Fund, which would limit the Fund’s ability to affect the outcome of the vote. Although the 1940 Act would generally limit the Fund’s investments in other registered investment companies to no more than 10% of the Fund’s assets (with no more than 5% in any one Underlying Fund), the Fund may invest in certain Underlying Funds (including ETFs) beyond the statutory limitations to the extent permitted by other provisions of the 1940 Act or SEC staff interpretations thereunder. In addition, the Fund may invest beyond the statutory limits in certain ETFs that have been granted exemptive relief by the SEC, provided that the Fund complies with the terms and conditions of an agreement with the ETF and the conditions of the relief.

Portfolio Turnover

The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. Higher portfolio turnover rates result in corresponding increases in brokerage commissions and other trading costs and generate short-term capital gains taxable at ordinary income rates.

Short-Term Investments / Temporary Defensive Strategies

For temporary defensive purposes, the Fund may deviate from its principal investment strategies by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. Those investments may be denominated in any currency. In those cases, the Fund may not achieve its investment objective when it does so. The Fund also may deviate from its principal investment strategies in order to keep its assets fully invested, including during the period in which the net proceeds of this offering are being invested.

Lending of Portfolio Securities

Subject to the Fund’s “Investment Restrictions” noted in the Statement of Additional Information, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than one-third of the Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent.

The Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will seek to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also seek to call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

USE OF LEVERAGE

As soon as reasonably practicable following the completion of the initial public offering of the Fund’s Common Shares, the Fund intends, subject to then favorable market conditions, to add leverage to its portfolio by utilizing reverse repurchase agreements, dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities, such that the leverage initially obtained represents approximately [•]% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments). The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund intends to utilize reverse repurchase agreements, dollar rolls, borrowings and other forms of leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time (i.e., higher or lower than the anticipated approximate [•]% initial level noted above) based on the Investment Manager’s assessment of market conditions and other factors.

The net proceeds the Fund obtains from reverse repurchase agreements, dollar rolls or other forms of leverage utilized will be invested in accordance with the Fund’s investment objectives and policies as described in this Prospectus. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s net assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged.

Borrowings and/or preferred shares may be subject to dividend or interest payments, which may exceed the income and appreciation on the assets purchased with the proceeds of such leverage. The issuance of preferred shares or entering into a borrowing program involves expenses and other costs and may limit the Fund’s freedom to pay dividends on Common Shares or to engage in other activities. Borrowings, obligations to derivatives counterparties and preferred shares will generally have priority over the Fund’s Common Shares. The use of leverage creates an opportunity for greater return per Common Share, but at the same time such leveraging is a speculative technique in that it will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of such preferred shares or borrowings (and other Fund expenses), the use of leverage will diminish the investment performance of the Fund’s Common Shares compared with what it would have been without leverage. In addition, if an event of default were to occur with respect to a reference obligation on which the Fund had sold a credit default swap, the value of the reference obligation received by the Fund (if any), coupled with the periodic payments previously received from the counterparty, may be less than the full notional value the Fund pays to the buyer, in which case the investment performance of the Fund’s Common Shares will underperform as compared to what the performance would have been without the use of credit default swaps. See “Principal Risk Factors—Leverage Risk” and “Principal Risk Factors—Credit Default Swaps Risk.”

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund and by borrowing program covenants. These guidelines and covenants may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will significantly impede the Investment Manager from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

The 1940 Act generally prohibits the Fund from engaging in most forms of leverage (including the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swaps, unfunded total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, this asset coverage test is satisfied. The Fund may (but is not required to) cover its commitments under reverse repurchase agreements, dollar rolls, derivatives and certain other instruments by the segregation of liquid assets, or by entering into offsetting transactions or owning positions covering its obligations. To the extent that certain of these instruments are so covered, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 1940 Act 300% asset coverage requirement otherwise applicable to forms of leverage used by the Fund. However, reverse repurchase agreements, dollar rolls and other such instruments, even if covered, may represent a form of economic leverage and create special risks. The use of these forms of leverage increases the volatility of the Fund’s investment portfolio and could result in larger losses to Common Shareholders than if these strategies were not used. See “Principal Risk Factors—Leverage Risk.” To the extent that the Fund engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default.

Also under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the market value of the total assets of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s average daily total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the preferred shares of the Fund have an asset coverage of at least 200% after deducting the amount of such dividend or other distribution, as the case may be. Although the Fund does not currently intend to issue preferred shares, if preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares, from time to time, to maintain coverage of any preferred shares of at least 300%. If the Fund issues preferred shares, the holders of the preferred shares will elect two of the trustees of the Fund. In the event the Fund failed to pay dividends on its preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the trustees until the dividends are paid.

Leveraging is a speculative technique and there are special risks and costs involved. There is no assurance that the Fund will utilize reverse repurchase agreements, dollar rolls or borrowings, issue preferred shares or utilize any other forms of leverage (such as the use of derivatives strategies). If used, there can be no assurance that the Fund’s leveraging strategies will be successful or result in a higher yield on your Common Shares. When leverage is used, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See “Principal Risk Factors—Leverage Risk.” In addition, interest and other expenses borne by the Fund with respect to its use of reverse repurchase agreements, dollar rolls, borrowings or any other forms of leverage are borne by the Common Shareholders and result in a reduction of the net asset value of the Common Shares. In addition, because the fees received by the Investment Manager and the Administrator are based on the total managed assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding), the Investment Manager and the Administrator have a financial incentive for the Fund to use certain forms of leverage (e.g., reverse repurchase agreements, dollar rolls and other borrowings) or to issue preferred shares, because the fees paid to them by the Fund will be higher than if the Fund did not use such leverage. This may create a conflict of interest between the Investment Manager and the Administrator, on the one hand, and the Common Shareholders, on the other hand.

The Fund also may borrow money in order to, among other things, repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

Assuming the utilization of leverage through reverse repurchase agreements, dollar roll transactions or similar transactions, and/or borrowings in the amount of 33 1/3% of the Fund’s total managed assets, and an annual interest rate on borrowings of [•]% payable on such leverage, the Fund must experience an annual return of [•]% in order to cover interest payments on the borrowings. The Fund’s actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect on the return to a Common Shareholder of leverage through borrowings in the amount of approximately 33 1/3% of the Fund’s total managed assets, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Return on Portfolio (net of expenses)	-10.00%		-5.00%		0.00%		5.00%		10.00%
Corresponding Return to Common shareholder	-	[•]%	-	[•]%	-	[•]%	[	•]%	[	•]%

Common Share total return is composed of two elements — the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest expenses on the Fund’s leveraging transactions as described above and dividend payments on any preferred shares issued by the Fund) and gains or losses on the value of the securities the Fund owns. This table reflects hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s Common Shares, the value of which will be determined by market forces and other factors.

Any benefits of leverage used by the Fund cannot be fully achieved until the proceeds resulting from the use of leverage have been received by the Fund and invested in accordance with the Fund’s investment objective and policies. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including the Investment Manager’s assessment of market conditions and other factors.

Possible Future Issuance of Preferred Shares

As noted above, although the Fund has no present intention to do so, the Fund may determine in the future to issue preferred shares to add leverage to its portfolio. Any such preferred shares would have complete priority upon distribution of assets over the Common Shares. Under the 1940 Act, the Fund would not be permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets less liabilities (other than any senior securities outstanding or the liquidation value of any outstanding preferred shares) was at least 200% of the liquidation value of the outstanding preferred shares plus the aggregate amount of any senior securities representing indebtedness (as defined in the 1940 Act) held by the Fund as described above (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total assets less liabilities (other than any senior securities outstanding or the liquidation value of any outstanding preferred shares)). In addition, if the Fund issues preferred shares, the 1940 Act prohibits the declaration of any dividend (except a dividend payable in common shares of the Fund) or distribution upon the Common Shares of the Fund, or purchase of any such Common Shares, unless in every such case the preferred share class has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 200% (as described above) after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Although the Fund does not currently intend to issue preferred shares, if preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares, from time to time, to maintain asset coverage of any preferred shares of at least 300%. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect two Trustees at all times, and, if dividends on preferred shares shall be unpaid in an amount equal to two full years’ dividends on such preferred shares, to elect a majority of the Trustees. The Fund might also be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

Credit Facility

In the event the Fund leverages through borrowings, the Fund may enter into definitive agreements with respect to a credit facility. The Fund may negotiate with commercial banks to arrange a credit facility pursuant to which the Fund would expect to be entitled to borrow an amount equal to up to approximately 33 1/3% of the Fund’s total managed assets (including the amount borrowed), as of the closing of the offer and sale of the Common Shares offered hereby. Any such borrowings would constitute financial leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility.

In addition, the Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of Preferred Shares or debt securities.

PRINCIPAL RISK FACTORS

Investing in the Fund’s Common Shares involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Common Shares. See the section entitled “Principal Risk Factors” for a more complete discussion of the risks of investment in the Common Shares.

Market Discount Risk of the Common Shares

As with any stock, the price of the Fund’s Common Shares will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. The Fund’s net asset value will be reduced immediately following the initial offering of the Common Shares by a sales load and offering expenses paid or reimbursed by the Fund. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Common Shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial offering.

No Operating History

The Fund is a newly organized, non-diversified, closed-end investment company with no history of operations and is subject to all of the business risks and uncertainties associated with any new business.

Non-Diversified Status

As a non-diversified investment company under the 1940 Act, the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company. This is because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the Fund’s net asset value. The Fund will be subject to similar risks to the extent that it enters into derivatives transactions with a limited number of counterparties. Notwithstanding its status as a non-diversified investment company, the Fund intends to conduct its operations so as to meet the diversification requirements for qualification as a “regulated investment company” under the Internal Revenue Code of 1986 (the “Code”) for U.S. federal income tax purposes. See “U.S. Federal Income Tax Matters.”

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s ability to identify and invest in attractive opportunities is dependent upon the investment decisions made by the Investment Manager. As with any managed fund, the Investment Manager may not be successful in selecting the best-performing securities, leverage strategy or investment techniques, and the Fund’s performance may be inferior to that of similar funds as a result. If one or more key individuals leave the Investment Manager, it may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives. Although the Investment Manager is the adviser to a number of U.S. registered open-end funds and foreign registered and unregistered investment pools, the Fund is the first U.S. registered closed-end fund to be managed by the Investment Manager.

Controlling or Minority Stakes Risk

The Fund may take control positions in the companies in which it invests. Such investments may expose the Fund to additional risks of liability that may be brought about by the companies’ operations, such as environmental damage, product defects, failure to supervise management and violations of governmental regulations. The Fund may also hold minority positions in the companies in which it invests or acquire securities that are subordinated vis-à-vis other securities as to economic or management rights or other attributes. When the Fund holds such a position, it might not always be in a position to protect its interests effectively, particularly if a company’s management teams pursue objectives which are inconsistent with those of the Fund.

Investment and Market Risk

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Shares represents an indirect investment in the securities and other financial assets owned by the Fund. The value of these securities and financial assets, like other market investments, may move up or down, sometimes rapidly and unpredictably. Securities and other financial assets may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. They may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The Common Shares at any point in time may be worth less than their original cost, even after taking into account any reinvestment of dividends and distributions.

Foreign (Non-U.S.) Investment Risk

Investing in foreign (non-U.S.) securities or issuers with significant exposure to foreign markets involves certain special risks that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of U.S. issuers. As a result, there may be less information available about foreign issuers than about U.S. issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers in non-U.S. countries than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political, social and/or financial instability, or adverse diplomatic developments, which could adversely affect the value of investments in those countries. The trading and other costs of investing in foreign countries frequently are higher than the costs of investing in the United States.

Investments in securities of foreign issuers often will be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. See “Principal Risk Factors—Foreign Currency Risk.”

Certain foreign governments levy withholding or other taxes on dividend and interest income or on the sale or other disposition of foreign securities. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the Fund’s investments in such countries.

From time to time, the Fund may invest in certain foreign government debt obligations that are issued by, or in certain companies that operate in or have dealings with, countries that thereafter become subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or that the U.S. government identifies as state sponsors of terrorism. Investments in such countries or companies may be adversely affected because, for example, the credit rating of the foreign government debt security may be lowered due to the country’s instability or unreliability or the company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, such countries. As an investor in such companies, the Fund will be indirectly subject to those risks and may be required to dispose of such investments at a time when it may not be advantageous to do so. See “Principal Risk Factors—Foreign (Non-U.S.) Government Securities Risk.”

Emerging Markets Risk

The Fund intends to invest principally, and may invest without limit, in issuers of emerging market countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in or doing business in emerging markets entails all of the risks of investing in foreign securities noted above, but to a heightened degree. In summary, heightened risks associated with emerging markets investments include, without limitation: (i) risks due to less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund’s repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (vi) potential difficulties in enforcing contractual obligations; (vii) higher rates of inflation, higher interest rates and other economic concerns; and (viii) reputational risks if certain jurisdictions or sectors are regarded as non-desirable due to low levels of legal or regulatory oversight. Investments in a particular emerging market country, industry or company may cause the Fund reputational harm or make the Fund less attractive to some investors, adversely affecting the Fund’s share price.

Investors in emerging market countries generally have access to less reliable or less detailed information, including both general economic data and information concerning the operations, financial results, capitalization and financial obligations, earnings and securities of specific enterprises than investors in developed markets. The quality and reliability of such information is often less than is available in developed countries. Obligations on companies to publish information are also more limited, thus further restricting opportunities for the Investment Manager to carry out due diligence. The Investment Manager may be obliged to make investment decisions on the basis of financial information that will be less complete and reliable than that customarily available in developed countries. Also, the quality and reliability of official data published by the government and government agencies in emerging market countries are generally not equivalent to that of more developed countries.

Investments in emerging market countries pose a greater degree of systemic risk, i.e., the risk of a cascading collapse of multiple institutions within a country, and even multiple national economies. The inter-relatedness of economic and financial institutions within and among emerging market economies has deepened over the years, with the effect that institutional failures and/or economic difficulties that are of initially limited scope may spread throughout a country, a region or even among all or most emerging market countries. This may undermine any attempt by the Fund to reduce risk through geographic diversification of its portfolio investments among emerging market countries.

There is a heightened possibility of imposition of withholding taxes on interest or dividend income generated from emerging market securities. Governments of emerging market countries may engage in confiscatory taxation or expropriation of income and/or assets to raise revenues or to pursue a domestic political agenda. In the past, emerging market countries have nationalized assets, companies and even entire sectors, including the assets of foreign investors, with inadequate or no compensation to the prior owners.

There can be no assurance that the Fund will not suffer a loss of any or all of its investments or, interest or dividends thereon, due to adverse fiscal or other policy changes in emerging market countries.

There is also a greater risk that an emerging market government may take action that impedes or prevents the Fund from taking income and/or capital gains earned in the local currency and converting into U.S. dollars (i.e., “repatriating” local currency investments or profits). Certain emerging market countries have sought to maintain foreign exchange reserves and/or address the economic volatility and dislocations caused by the large international capital flows by controlling or restricting the conversion of the local currency into other currencies. This risk tends to become more acute when economic conditions otherwise worsen. There can be no assurance that if the Fund earns income or capital gains in an emerging market currency or the Investment Manager otherwise seeks to withdraw the Fund’s investments from a given emerging market country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Bankruptcy law and creditor reorganization processes in emerging market countries may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. Some emerging market countries may not yet have bankruptcy laws or established credit reorganization processes. In certain emerging market countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain. In addition, it may be impossible to seek legal redress against an issuer that is a sovereign state. There may also be increased risks of bankruptcy in emerging market countries because of the lack of financing alternatives for companies that are struggling financially.

The Fund may invest to a substantial extent in emerging market securities that are denominated in local currencies, subjecting the Fund to a greater degree of foreign currency risk. See “Principal Risk Factors—Foreign Currency Risk.” Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt, in default or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting the Fund to a greater amount of credit risk and/or high yield risk. See “Principal Risk Factors—Credit Risk” and “Principal Risk Factors—Non-Investment Grade Securities (High Yield) Risk.”

Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Foreign Currency Risk

The Fund expects to engage in practices and strategies that will result in exposure to foreign currencies, including local currencies of emerging market countries and fluctuations in foreign currency exchange rates. Thus, the Fund will be subject to foreign currency risk. The Fund is subject to the risk that those currencies will decline in value relative to the value of the U.S. dollar. The values of the currencies of the emerging market and other foreign countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of the monetary policies of the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund’s exposure to foreign currencies may result in losses to the Fund.

The Fund will compute, and expects to distribute, its income to Common Shareholders in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund will realize foreign currency losses for U.S. federal income tax purposes. See “U.S. Federal Income Tax Matters.” The Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See “Distributions” and “Dividend Reinvestment Plan.” The liquidation of investments, if required, may have an adverse effect on the Fund’s performance.

As the Fund expects to invest in securities denominated in foreign currencies including local currencies of emerging market countries, or otherwise have exposure to foreign currencies, changes in foreign currency exchange rates will affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will generally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or in the derivatives markets, including through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Currency exchange rates may be negatively affected by rates of inflation, interest rate levels, balance of payments and governmental surpluses or deficits in the countries in which the Fund invests. The currencies of countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Governments that issue obligations may engage in certain techniques to control the value of their local currencies. Such techniques include central bank intervention, imposition of regulatory controls or the imposition of taxes that may affect the exchange rates of the local currencies in which the debt securities are denominated. Countries may also issue a new currency to replace an existing currency or may devalue their currencies. The liquidity and market values of the Fund’s investments may be affected by the actions of the governments of the countries in which the Fund invests. For instance, the Fund may be negatively affected by developments associated with the euro. See “Principal Risk Factors—Redenomination Risk.”

Some of the local foreign currencies in which the Fund may invest or have exposure to are neither freely convertible into one of the major currencies nor internationally traded. The local currencies may be convertible into other currencies only inside the relevant emerging market where the limited availability of such other currencies may tend to inflate their values relative to the local currency in question. Such internal exchange markets can therefore be said to be neither liquid nor competitive. In addition, many of the currencies of emerging market countries in which a Fund may invest have experienced steady devaluation relative to freely convertible currencies.

The Investment Manager may, but is not required to, attempt to mitigate (or “hedge”) the risks associated with currency fluctuations by entering into forward, futures and options or other contracts to purchase or sell the currency of denomination of any investment held by a Fund and any other currencies held by the Fund. Such contracts may not be available on favorable terms or in all of the currencies in which a Fund may invest from time to time. In the case of hedging positions, currency risk includes the risk that the currency to which the Fund has obtained exposure declines in value relative to the foreign currency being hedged. In such event, the Fund may realize a loss on the hedging instrument at the same time the Fund is realizing a loss on the currency being hedged. There is no assurance that any such hedging strategies will be available or will be used by a Fund or, if used, that they will be successful. The Fund will normally invest 25% to 75% of its total assets in investments denominated in or providing investment exposure to local currencies of Emerging Market Countries. Accordingly, even if the Investment Manager seeks to hedge some of the Fund’s currency risks, the Fund will still be subject to significant foreign currency risks. See “Principal Risk Factors—Hedging Strategies Risk.”

Currency Management Strategies Risk

Currency management strategies, including forward currency contracts and cross-hedging, may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager expects. In addition, currency management strategies, to the extent that such strategies reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that the Investment Manager’s use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be a perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency markets are generally less regulated than securities markets. Derivatives transactions, especially forward currency contracts and currency-related futures contracts and swap agreements, may involve significant amounts of currency management strategies risk.

Redenomination Risk

Continuing uncertainty as to the status of the euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments, especially any investments denominated in euros. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. See “Principal Risk Factors—Foreign Currency Risk,” “Principal Risk Factors—Liquidity Risk” and “Principal Risk Factors—Valuation Risk.” To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Foreign (Non-U.S.) Government Securities Risk

The Fund’s investments in debt obligations of foreign (non-U.S.) governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities can involve a high degree of risk. Certain emerging market and other foreign countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. Foreign government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis. Holders of foreign government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

As a result of the foregoing, a foreign government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior debt securities, such as commercial bank debt, will not contest payments to the holders of foreign government debt securities in the event of default under their commercial bank loan agreements.

Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Since 2010, the risks of investing in foreign government debt have increased significantly as a result of the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in emerging market countries and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on emerging market countries and the global economy and securities markets or on the Fund’s investments, though it is possible that these or similar events could have a significant adverse effect on the value and risk profile of the Fund.

Issuer Risk

The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Corporate Debt Securities Risk

Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, convertible securities, notes and other debt securities, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things.

Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the issuer, the issuer’s performance, perceptions of the market place, management performance, financial leverage and reduced demand for the issuer’s goods and services. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by such securities.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be pre-paid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. In addition to interest rate risk, investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of liquidity risk, valuation risk, and credit risk.

Some mortgage-backed and asset-backed investments receive only the interest portion (“IOs”) or the principal portion (“POs”) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that a Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for a Fund to buy or sell.

A Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

Loans, Participations and Assignments Risk

Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a loan acquired in secondary markets. In addition to credit risk and interest rate risk, the Fund’s exposure to loan interests may be subject to additional risks. For example, purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s Common Share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.

The Fund may have difficulty disposing of loans and loan participations because to do so it will have to assign or sell such securities to a third party. Because there may be no liquid market for many such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular loans and loan participations when that would be desirable, including in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio. See “Principal Risk Factors—Valuation Risk.”

Economic exposure to loan interests through the use of derivative transactions generally involves greater risks than if the Fund had invested in the loan interest directly during a primary distribution or through assignments of, novations of or participations in a loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks. See “Principal Risk Factors—Derivatives Risk.”

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Senior Debt Risk

Because the Fund may invest in below investment-grade senior debt securities, the Fund may be subject to greater levels of credit risk than funds that do not invest in such debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.

Investment in Pooled Vehicles Risk

Investing in another investment company or pooled vehicle, including closed-end funds, trusts, and ETFs, subjects a Fund to the risks of the pooled vehicle. As a shareholder in an investment company or other pooled vehicle, the Fund (and indirectly the Fund’s shareholders), bears its ratable share of the investment company’s or pooled vehicle’s expenses, including advisory and administrative fees, and the Fund (and its shareholders) would at the same time continue to pay the Fund own fees and expenses. Investments in other investment companies may be subject to investment or redemption limitations or special charges, such as redemption fees. If the Fund invests in other investment companies or other pooled vehicles, it will be exposed to the risk that the other investment companies or pooled vehicles do not perform as expected. In addition, other investment companies or other pooled vehicles may utilize investment leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Principal Risk Factors—Leverage Risk.” Investments in certain investment companies or other pooled vehicles, e.g., certain hedge or private equity funds, may be highly illiquid and their values may be extremely volatile, including as a result of the use of investment leverage. The Fund may invest in other investment companies for which the Investment Manager or an affiliate serves as investment manager or with which the Investment Manager is otherwise affiliated. The relationship between the Investment Manager and any such other investment company could create a conflict of interest between the Investment Manager and the Fund.

In addition to the risks related to investing in investment companies and other pooled vehicles generally, investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index or markets the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index and, therefore, investments in those ETFs are subject to the risks associated with derivatives. See “Principal Risk Factors—Derivatives Risk.”

Private Placements Risk

A private placement involves the sale of securities that have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”), or relevant provisions of applicable non-U.S. law, to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. See “Principal Risk Factors—Liquidity Risk.” Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also involve valuation risks. See “Principal Risk Factors—Valuation Risk.”

Smaller Company Risk

The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Focused Investment Risk

The Fund may be particularly susceptible to economic, political or regulatory events affecting those countries or geographic regions in which the Fund focuses its investments. To the extent that a Fund invests a substantial amount of its assets in a particular country or geographic region it will be subject to higher levels of risk and volatility than other funds that are more geographically diversified because the Fund will generally have heightened exposure to regional economic, political, regulatory or other risks associated with that country or region. To the extent that the Fund focuses its investments in a particular industry, the net asset value of the Common Shares will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk.

Derivatives Risk

The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts), futures and forward contracts, including contracts related to currencies, and swap agreements (including total return, interest rate, and credit default swaps) and other related instruments with respect to individual bonds and other securities, indices and baskets of securities, interest rates and currencies, structured notes and credit-linked notes, all as part of its principal investment strategies. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, issuer risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives involve exposure that may exceed the original cost, and a small use of derivatives could result in a potentially unlimited loss to the Fund under certain circumstances. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s use of derivatives can affect the amount, timing and character of distributions to shareholders, and the extent to which the Fund invests in derivatives may be limited by tax considerations (see discussion in “U.S. Federal Income Tax Matters”). The use of derivatives involves costs which are ultimately borne by the Fund and Common Shareholders and reduce returns.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts (whether a clearing corporation in the case of a cleared derivative instrument or another third party in the case of an uncleared derivative instrument) purchased and sold by the Fund, in addition to the risks associated with direct investments in the underlying reference securities, currencies, interest rates or other instruments or assets. Counterparty risk also exists with respect to other types of instruments entered into by the Fund or that are held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. To the extent the Fund’s claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Subject to the investment restrictions, the Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties may increase the potential for losses by the Fund.

Over-The-Counter Risk

Many of the emerging market countries in which the Fund effects its transactions are “over-the-counter” or “inter-dealer” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of

“exchange based” markets. To the extent the Fund invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions on these markets, it is assuming a credit risk with regard to counterparties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. The lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Securities and derivatives traded in over-the-counter (“OTC”) markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk than securities principally traded on securities exchanges, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. In addition, the prices of OTC securities may include an undisclosed dealer markup, which the Fund would pay as part of the purchase price. There can be no assurance that the Fund will be able to close out an OTC position at an advantageous time or price. OTC derivatives (such as forward foreign currency contracts and swap contracts) involve counterparty risk. In addition, the creditworthiness of a counterparty may be adversely affected by larger than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. OTC derivatives generally involve greater counterparty risk than exchange-traded derivatives. A Fund may have significant exposure to a single counterparty as a result of its use of swaps and other OTC derivatives.

Segregation and Coverage Risk

Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. See “Leverage” in this Prospectus. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not segregate those assets to cover such positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Short Sales Risk

The Fund may use short sales for investment and risk management purposes, including when the Investment Manager anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivative instruments, such as futures or swaps on indices or on individual securities. When the Fund engages in a short sale on a security or other instrument, it must, to the extent required by law, borrow the security or other instrument sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may, to the extent permitted by law, engage in short sales where it does not own or have the right to acquire the security (or basket of securities) sold short at no additional cost. The Fund’s loss on a short sale could theoretically be unlimited in a case in which the Fund is unable, for whatever reason, to close out its short position. The use by the Fund of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the relevant securities markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. See “Principal Risk Factors—Leverage Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. See “Principal Risk Factors—Counterparty Risk.” To the extent the Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the foregoing risks, as well as to those described under “Principal Risk Factors—Derivatives Risk.” See also “Principal Risk Factors—Segregation and Coverage Risk.”

Risks of Short Economic Exposure Through Derivatives

The use by the Fund of derivatives such as options, forwards or futures contracts for investment and/or risk management purposes may subject the Fund to risks associated with short economic exposure. Taking a short economic position through derivatives exposes the Fund to the risk that it will be obligated to make payments to its counterparty if the underlying asset appreciates in value, resulting in a loss to the Fund. The Fund’s loss on a short position using derivatives theoretically could be unlimited.

Credit Default Swaps Risk

Credit default swaps involve greater risks than investing in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller (if any), coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. See “Principal Risk Factors—Leverage Risk.”

To realize gains on writing credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. If no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, writing credit default swaps may not be profitable for the Fund.

The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. The Fund will be subject to credit risk with respect to the counterparties to credit default swaps. See also “Principal Risk Factors—Counterparty Risk.”

As of the date of this Prospectus, credit default swaps are not currently traded on any securities exchange; however, the CFTC has issued rules which would require certain credit default swaps to be cleared through swaps clearing houses. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur losses.

Interest Rate Risk

Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute because market interest rates are currently at historically low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Because the Fund’s normal average portfolio duration range extends up to ten years (normally in the range of 2 to 10 years), as calculated by the Investment Manager, the Fund’s net asset value and market price per Common Share will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities. During periods of rising interest rates, the average life of certain types of securities may be extended due to lower than expected rates of prepayments, which could cause the securities’ durations to extend and expose the securities to more price volatility. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. In addition to directly affecting debt securities, rising interest rates may also have an adverse effect on the value of any equity securities held by the Fund. The Fund’s use of leverage will tend to increase Common Share interest rate risk. The Investment Manager may utilize certain strategies, including without limitation investments in structured notes and other derivative instruments, including interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of, among other things, modifying the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that, if used, such strategies will be successful.

The Fund may invest in variable- and floating-rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed-rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable- and floating-rate instruments generally will not increase in value if interest rates decline. The Fund also may invest in inverse floating-rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed-rate debt obligations with similar credit quality. To the extent the Fund holds variable- or floating-rate instruments, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s Common Shares.

Reinvestment Risk

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by the Fund from its investments is likely to have a negative effect on the market price, net asset value and/or overall return of the Common Shares.

Hedging Strategy Risk

Certain of the investment techniques that the Fund may employ for hedging will expose the Fund to additional or increased risks. There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to the Investment Manager’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Investment Manager’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

The Investment Manager is under no obligation to engage in any hedging strategies, and may, in its discretion, choose not to. Even if the Investment Manager desires to hedge some of the Fund’s risks, suitable hedging transactions may not be available or, if used, such strategies may not be successful. A failure to hedge may result in losses to the value of the Fund’s investments.

Credit Risk

Credit risk is the risk that an issuer of, for example, a debt security or preferred stock, or the counterparty to a derivatives contract, will be unable to make interest, principal, dividend, or other payments when due. In general, lower rated securities carry a greater degree of credit risk. If rating agencies lower their ratings of securities in the Fund’s portfolio, the value of those securities could decline. In addition, the underlying revenue source for a debt security, a preferred stock or a derivatives contract may be insufficient to pay dividends, interest, principal or other required payments in a timely manner. Because a significant primary source of income for the Fund is the dividend, interest, principal and other payments on the debt securities, preferred stocks and derivatives in which it invests, any default by an issuer of such an instrument could have a negative effect on the Fund’s dividends to Common Shares and/or cause a decline in the value of the Fund’s assets. Even if the issuer does not actually default, adverse changes in the issuer’s financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations or the value of credit derivatives if the Fund has sold credit protection.

Non-Investment Grade Securities (High Yield) Risk

In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the net asset value of the Fund’s Common Shares or Common Share dividends. Securities of below investment grade and unrated securities of comparable credit quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or revenues of underlying borrowers or a general economic downturn, than are the prices of higher grade securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. The Fund may purchase distressed securities, including securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks. See “Principal Risk Factors—Distressed and Defaulted Securities Risk.” An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the

Fund’s ability to dispose of a particular security. For example, under adverse market or economic conditions, the secondary market for below investment grade and unrated securities of comparable credit quality could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. See “Principal Risk Factors—Liquidity Risk.” To the extent the Fund focuses on below investment grade debt obligations, the Investment Manager’s capabilities in analyzing credit quality and associated risks may be particularly important, and there can be no assurance that the Investment Manager will be successful in this regard. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

The Fund’s credit quality policies, if any, apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Investment Manager may consider factors including, but not limited to, its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Distressed and Defaulted Securities Risk

As noted above, the Fund may invest in the debt securities of financially distressed issuers, including those that are in default, subject to insolvency proceedings or whose securities are otherwise illiquid. Investments in the securities of financially distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Investment Manager’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.

Structured Products Risk

The Fund may invest in structured investments, structured notes and other similar products consistent with the Fund’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the effect of the movements of these factors may increase or decrease through the use of multipliers or deflators.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. The Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Structured products are generally privately offered and sold, and thus, are not registered under applicable securities laws. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks including, but not limited to:

• the possibility that distributions from underlying investments will not be adequate to make interest or other payments;

• the quality of the underlying investments may decline in value or default;

• the possibility that the security may be subordinate to other classes; and

• the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. When the Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity.

Leverage Risk

The Fund’s use of leverage (as described under “Leverage” in the body of this Prospectus) creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The net proceeds that the Fund obtains from its use of reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares) will be invested in accordance with the Fund’s investment objectives and policies as described in this Prospectus. It is anticipated that interest expense payable by the Fund with respect to its reverse repurchase agreements, dollar rolls and borrowings (or dividends payable with respect to any outstanding preferred shares) will generally be based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest expenses and other costs to the Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage (including interest expenses on reverse repurchase agreements, dollar rolls and borrowings and the dividend rate on any outstanding preferred shares) could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Common Shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Common Shares, and it may result in losses. In addition, any preferred shares issued by the Fund are expected to pay cumulative dividends, which may tend to increase leverage risk.

Leverage creates several major types of risks for Common Shareholders, including:

• the likelihood of greater volatility of net asset value and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

• the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and

• the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged and may result in a greater decline the market value of the Common Shares.

In addition, the counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.

The use by the Fund of reverse repurchase agreements and dollar rolls to obtain leverage also involves special risks. For instance, the market value of the securities that the Fund is obligated to repurchase under a reverse repurchase agreement or dollar roll may decline below the repurchase price. See “Investment Objectives and Policies––Portfolio Contents––Reverse Repurchase Agreements and Dollar Rolls.”

In addition to reverse repurchase agreements, dollar rolls and/or borrowings (or a future issuance of preferred shares), the Fund may engage in other transactions that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps, interest rate swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions). The Fund’s use of such transactions give rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions and total returns to Common Shareholders. The Fund manages some of its derivative positions by segregating an amount of cash or liquid securities equal to the face value or the market value, as applicable, of those positions. See “Principal Risk Factors—Segregation and Coverage Risk.” The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies. See “Leverage.” It is possible that government regulation of various types of derivative instruments, including interest rate swaps, interest rate options, credit linked notes, foreign currency forward contracts, credit default swaps and total return swaps on individual securities and groups or indices of securities may limit or prevent the Fund from using such instruments to obtain leverage or as part of its investment strategies, which could negatively affect the Fund’s performance. See “Principal Risk Factors—Legal and Regulatory Risk.”

Because the fees received by the Investment Manager and the Administrator are based on the total managed assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding), the Investment Manager and the Administrator have a financial incentive for the Fund to use certain forms of leverage (e.g., reverse repurchase agreements, dollar rolls and other borrowings) or to issue preferred shares, because the fees paid to them by the Fund will be higher than if the Fund did not use such leverage. This may create a conflict of interest between the Investment Manager and the Administrator, on the one hand, and the Common Shareholders, on the other hand.

Asset Allocation Risk

The Fund’s investment performance depends, in part, upon how its assets are allocated and reallocated by the Investment Manager. The investment performance of the Fund may be adversely affected if the Investment Manager allocates a significant portion of the Fund’s assets to a country, currency, industry or sector, asset class or subset of an asset class that performs poorly, including relative to other asset classes or subsets of asset classes. In addition, the Investment Manager’s assessment of the relative value of a particular country, currency, industry or sector, asset class or subset of an asset class may prove incorrect, resulting in the Fund experiencing losses or poor performance. You could lose money on your investment in the Fund as a result of the Investment Manager’s asset allocation decisions.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and Common Shares.

Liquidity Risk

The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities), including investments that are traded only on the over-the-counter market. Many of the Fund’s investments may be illiquid. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund then values them. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities or the Fund’s ability to dispose of particular investments (e.g., to meet its liquidity requirements or to respond to specific events such as a deterioration in the creditworthiness of any particular issuer). See “Principal Risk Factors—Valuation Risk.”

Valuation Risk

When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. See “Net Asset Value.” Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Tax Risk

The Fund intends to elect to be treated as a “regulated investment company” under the Code and intends each year to qualify and be eligible to be treated as such. If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, distributed (or deemed distributed, as described below) to shareholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its shareholders an amount equal to or exceeding 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to distribute all or substantially all of its investment company taxable income and net capital gain each year. In order for the Fund to qualify as a regulated investment company in any taxable year, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must be certain types of qualifying income. Foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement. However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a regulated investment company for all years to which the regulations are applicable. Income derived from some commodity-linked derivatives is not qualifying income, and the treatment of income from some other commodity-linked derivatives is uncertain, for purposes of the 90% gross income test. If for any taxable year the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level (currently at a 35% U.S. federal tax rate) and, when such income is distributed, to a further tax at the Common Shareholder level to the extent of the Fund’s current or accumulated earnings and profits.

Equity Securities and Related Market Risk

The market price of common stocks, preferred securities and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. See “Principal Risk Factors—Issuer Risk.” The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

Preferred Securities Risk

In addition to equity securities risk (see “Principal Risk Factors—Equity Securities and Related Market Risk”), credit risk (see “Principal Risk Factors—Credit Risk”) and possibly high yield risk (see “Principal Risk Factors—Non-Investment Grade Securities

(High Yield) Risk”), investment in preferred securities involves certain other risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes despite the fact that it does not currently receive such amount. In order to receive the special treatment accorded to regulated investment companies and their shareholders under the Code and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities. See “Principal Risk Factors—Convertible Securities Risk.”

Warrants Risk

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject.

Warrants involve a risk that the Fund could lose its investment in a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, warrants involve the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. The precise impact of financial reform is often difficult to anticipate. In addition, because regulatory reform is complex and enacted by a variety of governmental bodies, ensuring regulatory compliance can be complicated.

On July 21, 2010, the President of the United States signed into law major financial services reform legislation in the form of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd-Frank Act, among other things, grants regulatory authorities, such as the CFTC and the SEC, broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions (in addition to those that have been proposed or taken thus far) that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to, among others, financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not adversely affect the Fund’s performance and/or yield, perhaps to a significant extent. For example, the implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Fund’s and the Investment Manager’s exposure to potential liabilities or restrictions. Increased regulatory oversight can also impose administrative burdens on the Fund and the Investment Manager including, without limitation, by making them subject to examinations or investigations and requiring them to implement new policies and procedures.

The rate of legislative change in certain of the emerging market countries where the Fund may invest is extremely rapid and the content of proposed legislation when eventually adopted into law is difficult or impossible to predict. Such proposed legislation may have an adverse effect on foreign investment. It is similarly difficult to anticipate the impact of legislative reforms on securities in which the Fund will invest. Although there is often significant political support for legislative change to bolster and facilitate the movement to a more developed market economy, it is not certain that legislation when enacted will advance this objective either consistently or in a coherent manner. In some cases, the magnitude of the changes taking place has resulted in a lack of confidence in the courts to give clear and consistent judgments. Legislation can be published by a variety of governmental bodies and remaining up to date and in complete compliance with legal rules and standards can often be difficult. There is also a lack of precedent in relation to market-oriented legal relations for many of the local currency instruments.

Regulatory Risk – Commodity Pool Operator

The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, neither the Fund nor the Investment Manager is subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion under Rule 4.5 as it has recently been amended by the CFTC, the Fund will be limited in its ability to use futures and options on futures and engage in certain swaps transactions. In the event that the Fund’s investments in certain derivative instruments regulated under the CEA (“commodity interests”), including futures, swaps and options on futures, exceed a certain threshold, the Investment Manager may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Fund. The Investment Manager’s eligibility to claim the exclusion will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Fund currently intends to operate in a manner that would permit the Investment Manager to continue to claim the exclusion under Rule 4.5, which may adversely affect the Investment Manager’s ability to manage the Fund under certain market conditions and may adversely affect the Fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

Recent Economic Conditions Risk

The debt and equity capital markets in foreign countries and in the United States have been negatively affected by significant write-offs in the banking and financial services sectors relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of housing markets, the failure of banking and other major financial institutions and resulting governmental actions have led to worsening general economic conditions, which have materially and adversely affected the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These developments may increase the volatility of the value of securities owned by the Fund, and also may make it more difficult for the Fund to accurately value securities or to sell securities on a timely basis. These developments have adversely affected the broader global economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increase the rate of defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value and/or market value of the Fund’s Common Shares. In addition, the prolonged continuation or further deterioration of current market conditions could adversely affect the Fund’s portfolio.

The above-noted instability in the financial markets discussed above has led the U.S. and certain foreign governments to take a number of unprecedented actions designed to support certain banking and other financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, foreign and other governments and their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable or not fully understood or anticipated. See “Principal Risk Factors—Legal and Regulatory Risk.”

The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings and the value of the Common Shares. Governments or their agencies have and may in the future acquire distressed assets from financial institutions and acquire ownership interests in those institutions.

Market Disruption and Geopolitical Risk

The wars with Iraq and Afghanistan and similar conflicts and geopolitical developments, their aftermath and substantial military presence in Afghanistan are likely to have a substantial effect on the U.S. and world economies and securities markets. The nature, scope and duration of the wars and the potential costs of rebuilding infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, could be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments and the market value and net asset value of the Fund’s Common Shares.

Portfolio Turnover Risk

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) generally involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Sales of portfolio securities may also result in realization of taxable capital gains, including short-term capital gains (which are generally treated as ordinary income upon distribution in the form of dividends). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund or the Investment Manager due to their possible affiliations with Ashmore Group plc, the ultimate parent of the Investment Manager. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Anti-Takeover Provisions

The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust.” These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at net asset value.

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund’s Common Shares. The section below does not describe all risks associated with an investment in the Fund. Additional risks and uncertainties may also adversely affect and impair the Fund.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees of the Fund, a Massachusetts business trust, has responsibility for the general oversight of the management of the Fund, including the general supervision of the Investment Manager, and the Fund’s other service providers. The Board of Trustees is not involved in the day-to-day management of the Fund. A list of the trustees and the Fund’s officers, and their present positions and principal occupations, is provided in the Statement of Additional Information.

Investment Manager

Ashmore Investment Management Limited (the “Investment Manager”) serves as the Fund’s investment manager. The Investment Manager is indirectly wholly-owned by Ashmore Group plc (“Ashmore Group”), a company incorporated in England and Wales which is listed on the official list of the UK Listing Authority and admitted to trading on the London Stock Exchange. As of December 31, 2012, the Investment Manager managed approximately $[•] billion in assets, principally in pooled vehicles and accounts located outside the United States. The Investment Manager’s principal business address is 61 Aldwych, London, United Kingdom, WC2B 4AE.

Subject to the supervision of the Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Investment Manager will receive an annual fee from the Fund, payable monthly, in an amount equal to [•]% of the Fund’s average daily total managed assets. “Total managed assets” means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

Portfolio Managers

The Investment Manager’s Investment Committee, together with the relevant portfolio managers, oversees the management of the Fund and meets formally on at least a weekly basis to review the Fund’s portfolio and markets generally and to determine investment strategy. Investment decisions are made on a collective basis by the Investment Committee together with input from the relevant portfolio managers, rather than by individuals. Investment decisions are implemented on an individual security and investment basis by portfolio management and trading personnel of the Investment Manager. The individuals named below have oversight of investment decisions for the Fund. Each individual’s recent professional experience is also shown. More information about each individual’s compensation, other accounts managed by the individual, and each individual’s ownership of securities in the Fund is included in the Statement of Additional Information.

Investment Committee Member, Title	Length Of Service	Past 5 Years’ Business Experience
[•]	*	[•]
[•]	*	[•]
[•]	*	[•]
[•]	*	[•]
[•]	*	[•]

*	As of the date of this prospectus, the Fund has not commenced operations.

Administrator

[•] (the “Administrator”) is the Fund’s administrator. Pursuant to an Administration Agreement with the Fund, the Administrator, with principal offices at [•], serves as administrator to the Fund and pays expenses incurred in connection with its administrative activities. The Administrator provides certain services, including: assisting in maintaining the Fund’s office; furnishing the Fund with clerical and certain other services required by it; compiling data for and preparing notices and shareholder reports to the Securities and

Exchange Commission (“SEC”); calculating the Fund’s daily net asset value; preparing any reports that are required by the securities, investment, tax or other laws and regulations of the United States; preparing filings with state securities commissions; coordinating federal and state tax returns; monitoring the Fund’s expense accruals; monitoring compliance with the Fund’s investment policies and limitations; and generally assisting in the Fund’s operations. Pursuant to the Administration Agreement, the Fund has retained [•] to provide, upon request, certain other services to the Fund, including, among other things, preparing a variety of shareholder communications and press releases; communicating with the New York Stock Exchange (“NYSE”) and the closed-end fund analyst community; generally assisting with the Fund’s communications with the investment community; and providing reports to the Fund’s Board of Trustees regarding certain strategic issues relating to closed-end funds.

For these services the Administrator will receive an annual fee, payable monthly, in an amount equal to [•]% of the Fund’s average daily total managed assets, plus out-of-pocket expenses. With respect to any reverse repurchase agreements, total managed assets also includes the value as of the relevant measuring date of the underlying assets sold to the counterparty.

Expenses

The Investment Manager and the Administrator are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Investment Manager will pay the fees of any trustee of the Fund who is an officer or employee of the Investment Manager. In addition to the fees of the Investment Manager and the Administrator, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Investment Manager), custodial expenses, shareholder servicing expenses, transfer agency, sub-transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Offering expenses relating to the Fund’s Common Shares (other than the sales load) that do not exceed $[•] per Common Share will be payable by the Fund upon completion of the offering of Common Shares, will be charged to capital upon the commencement of investment operations of the Fund and will be attributable to the Common Shares. To the extent the Fund has not otherwise paid offering expenses that exceed $[•] per Common Share, the Fund will pay up to [•]% of the total public offering price (inclusive of the over-allotment option) to [•] as payment for its distribution assistance, as well as reasonable out of pocket expenses related to the Fund’s road show. The reduction of capital described above is limited to $[•] per Common Share ([•]% of the offering price). The Investment Manager will pay any offering fees and expenses, including the distribution assistance payment to [•] that exceed $[•] per Common Share. Certain of such fees and expenses constitute underwriting compensation and are a component of the total compensation to underwriters. See “Underwriters.”

The Management Contract authorizes the Investment Manager to select brokers or dealers (including affiliates) to arrange for the purchase and sale of portfolio securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

NET ASSET VALUE

The Board has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s NAV. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the Administrator. Different methods may be used to value different types of securities, as discussed below, depending upon the particular securities held by the Fund. The Fund’s valuation policies are subject to change by the Board.

The Fund generally values its securities, currencies and other assets based on market prices determined as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE or the principal bond markets in the United States (as recommended by the Securities Industry and Financial Markets Association (SIFMA)) are closed, including, but not limited to, the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day and, generally, the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. Publicly traded foreign government and corporate debt securities are typically traded internationally in the over-the-counter market, and are generally valued at the mean between the bid and asked prices as of the close of business of that market. In the case of other securities not traded on an exchange, or if closing prices are not otherwise available, the market price is typically determined by independent third party pricing sources approved by the Fund’s Board using a variety of pricing techniques and methodologies. Other than with respect to certain foreign government and corporate debt securities discussed above, the market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Fund’s Board, which may use a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If pricing sources are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. Available cash is generally invested into a money market fund by the Fund’s custodian, and is valued at the latest net asset value per share as reported by such fund.

When the price quotations described above are not available, or when the Investment Manager believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. Because the Fund invests in securities that may be thinly traded or for which the price quotations described above may not be readily available or may be unreliable—such as securities of small capitalization companies, securities of issuers located in emerging market countries or high yield securities—the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid—such as equity securities of large capitalization domestic issuers. The Fund may also use fair value procedures if the Investment Manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s NAV is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund values its securities.

The fair value procedures described above may use information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether market quotations are available and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, the Fund may utilize modeling tools provided by third-party vendors to determine values of non-U.S. securities.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

The Fund invests in securities that are traded on foreign exchanges or markets, which may be open when the NYSE or the principal bond markets in the United States are closed. As a result, the value of your investment in the Fund may change on days when you are unable to purchase or sell shares on the NYSE.

DISTRIBUTIONS

Commencing with the Fund’s first dividend, the Fund intends to make monthly cash distributions to Common Shareholders at rates that reflect the past and projected net income of the Fund. Subject to applicable law, the Fund may fund a portion of its distributions with gains from the sale of portfolio securities and other sources. The dividend rate that the Fund pays on its Common Shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limitation the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by the Fund (including interest expenses on any reverse repurchase agreements, dollar rolls and borrowings and dividends payable on any preferred shares issued by the Fund). As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s dividend policy could change. For a discussion of factors that may cause the Fund’s income and capital gains (and therefore the dividend) to vary, see “Principal Risk Factors.” The Fund intends to distribute each year all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund (after it pays accrued dividends on any outstanding preferred shares). Your initial distribution is expected to be declared approximately 45 to 60 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. To permit the Fund to maintain more stable distributions, the Fund’s distribution rates will be based, in part, on projections as to annual cash available for distribution and, therefore, the distributions paid by the Fund for any particular month may be more or less than the amount of cash then currently available to the Fund for distribution for that monthly period.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. To the extent required by the 1940 Act and other applicable laws, absent an exemption, a notice will accompany each monthly distribution with respect to the estimated source (as between net income and gains) of the distribution made. (The Fund will report the proportion of its capital gains distributions that constitute long-term and short-term gains annually, generally on Form 1099.) The tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant year (including as reduced by any capital loss carry-forwards). For example, the Fund may distribute amounts early in the year that are derived from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of Common Shares. In general terms, a return of capital would occur where a Fund distribution (or portion thereof) represents a return of a portion of your investment, rather than net income or capital gains generated from your investment during a particular period. Although return of capital distributions may not be taxable, such distributions would reduce the basis of a shareholder’s Common Shares and therefore may increase a shareholder’s tax liability for capital gains upon a sale of Common Shares. See “U.S. Federal Income Tax Matters.”

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more or less heavily than others of long-term capital gains eligible for favorable income tax rates.

Although it does not currently intend to do so, the Board of Trustees may change the Fund’s distribution policy and the amount or timing of distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting [•] (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may reinvest that cash in additional Common Shares through purchases of the Fund’s shares on the open market (“Open-Market Purchases”) rather than participating in the Plan.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares in Open-Market Purchases on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such

Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or other financial institutions (collectively, a “nominee”) which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. If your Common Shares are held through a nominee who has elected not to participate in the Plan and are not registered with the Plan Administrator, the nominee may reinvest all dividends and distributions received on your behalf from the Fund in Common Shares through Open-Market Purchases at a price per share that may be higher or lower than the Fund’s NAV per share. Please contact your financial institution for details.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters” below. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator by calling [•] (toll free) or by writing to [•].

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors, including foreign shareholders (as defined below). In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes. Common Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.

The Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to U.S. federal income tax to the extent it distributes its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss in each case determined with reference to any capital loss carryforwards) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Fund intends to distribute substantially all of such income and gain each year.

If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Common Shares owned by a shareholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 generally are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount for which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. The Fund may determine to pay the excise tax in a year to the extent it is deemed to be in the best interest of the Fund (e.g., if the excise tax is de minimis).

The Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return to Common Shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. Operating as a non-diversified investment company for purposes of the 1940 Act, and therefore investing in a relatively small number of individual issuers, may make it difficult for the Fund to meet the income or diversification test for RIC qualification. If the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of diversification failures, disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Common Shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

The Fund intends to make monthly distributions of net investment income. Unless a shareholder elects otherwise, all distributions will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, all dividends are generally taxable in the same manner, whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. A shareholder whose distributions are reinvested in Common Shares under the Plan generally will be treated as having received a dividend equal to either (i) if Newly Issued Common Shares are issued under the Plan, the fair market value of the Newly Issued Common Shares issued to the shareholder or (ii) if reinvestment is made through Open-Market Purchases under the Plan, the amount of cash allocated to the shareholder for the purchase of Common Shares on its behalf in the open market. See “Dividend Reinvestment Plan” above.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Common Shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced for taxable years beginning before January 1, 2013. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. For taxable years beginning before January 1, 2013, the Fund may report certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The reduction in capital gain rates and special treatment of qualified dividend income will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

If the Fund receives dividends from an ETF or other investment company that qualifies as a RIC, and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. The Fund may make certain elections to avoid the imposition of that tax, but making such elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Effective for taxable years beginning on or after January 1, 2013, a 3.8% Medicare contribution tax will be imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any Capital Gain Dividends, and net capital gains recognized on the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her Common Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends, or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, the Fund will provide shareholders with a written statement reporting the amount of any capital gain distributions or other distributions.

Dividends and distributions on the Common Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Common Shares purchased at a time when the Fund’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Common Shareholders who sell or exchange their Common Shares will generally recognize gain or loss in an amount equal to the difference between the Common Shareholder’s adjusted tax basis in the Common Shares sold or exchanged and the amount received. If the Common Shares are held as a capital asset, any gain or loss realized upon a taxable disposition of the Common Shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Common Shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Common Shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

The Fund may be liable to foreign governments for taxes relating primarily to investment income or the sale or other disposition of foreign securities in the Fund’s portfolio. If at the close of its taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund will be permitted to make an election under the Code that would allow Common Shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund held for at least the minimum period specified in the Code. In such a case, Common Shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A Common Shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it might determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Any transaction by the Fund in foreign currencies, foreign-currency denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to Common Shareholders and increase the distributions taxed to Common Shareholders as ordinary income. Any net losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years. Foreign currency gains are generally treated as qualifying income for purposes of the 90% gross income test described above, in the absence of regulations (that have yet to be issued). There is a possibility that the Secretary of the Treasury will issue contrary tax regulations with respect to foreign currency gains that are not directly related to a RIC’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), and such regulations could apply retroactively.

The Fund’s transactions in derivative instruments (e.g., options, futures, forward contracts, structured notes and swap agreements), as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to uncertainty with respect to their tax treatment, and may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to Common Shareholders. Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Certain of the Fund’s use of derivatives and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its Common Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

From time to time, a substantial portion of the Fund’s investments in loans and other debt obligations could be treated as having “market discount” and/or “original issue discount” (“OID”) for U.S. federal income tax purposes, which, in some cases, could be significant and could cause the Fund to recognize income in respect of these investments before or without receiving cash representing such income. The Fund’s investment in inflation-indexed bonds could similarly result in the Fund recognizing income without a corresponding receipt of cash. In either case, the Fund could be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. As a result, the Fund could be required at times to, among other things, liquidate other investments (including at potentially disadvantageous times or prices) in order to satisfy its distribution requirements and to avoid incurring Fund-level U.S. federal income or excise taxes. If the Fund liquidates portfolio securities to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and avoid becoming subject to U.S. federal income or excise tax.

The Fund’s investments in shares of an ETF or other investment company that qualifies as a RIC can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the investment company, rather than in shares of the investment company. Further, the amount or timing of distributions from the Fund qualifying for particular treatment (e.g., as long-term capital gain) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment company.

Backup withholding is generally required with respect to taxable distributions paid to any individual shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts legislation providing otherwise. Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

In general, dividends other than Capital Gain Dividends paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Capital Gain Dividends paid to foreign shareholders are generally not subject to withholding. Effective for taxable years of a RIC beginning before January 1, 2012, the RIC was not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to U.S. federal income tax if earned directly by an individual foreign shareholder, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent the RIC properly reported such distributions to shareholders. It is currently unclear whether Congress will extend these exemptions from withholding for distributions with respect to taxable years of a RIC beginning on or after January 1, 2012, or what the terms of such an extension would be, including whether such extension would have retroactive effect.

The Foreign Account Tax Compliance Act (“FATCA”) generally imposes a new reporting and 30% withholding tax regime with respect to certain U.S.-source income, including dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source interest or dividends. Very generally, subject to future guidance and to a phase in beginning January 1, 2014, it is possible that distributions to a Common Shareholder by the Fund will be subject to the new 30% withholding requirements, unless the Common Shareholder provides such certifications, waivers or other documentation as the Fund requires to comply with these rules. For more information, see the Statement of Additional Information.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Common Shareholders should consult their tax advisors to determine the suitability of Common Shares as an investment through such plans and the precise effect of an investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Common Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisors concerning the tax consequences of ownership of Common Shares.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For more detailed information, see the Statement of Additional Information. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

DESCRIPTION OF SHARES

The Fund was organized as a Massachusetts business trust on November 14, 2012, pursuant to the Declaration of Trust. The Fund’s Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the NYSE.

Common Shares

The following is a brief description of the capital structure of the Fund. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration of Trust and the Fund’s Bylaws, as amended and restated through the date hereof (the “Bylaws”). The Declaration of Trust and Bylaws are each exhibits to the registration statement of which this prospectus is a part.

The Fund is an unincorporated voluntary association with transferable shares of beneficial interest (commonly referred to as a “Massachusetts business trust”) established under the laws of The Commonwealth of Massachusetts by the Declaration of Trust. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. Preferred Shares may be issued in one or more series, with such par value and with such rights as determined by the Board, by action of the Board without the approval of the Common Shareholders. The following table shows, for each class of authorized securities of the Fund, the amount of (i) shares authorized and (ii) shares outstanding, each as of [•], 2012.

Title of Class	Amount Authorized	Amount Outstanding
Common Shares	Unlimited	[•]

Common Shareholders are entitled to share equally in dividends declared by the Board and in the net assets of the Fund available for distribution to Common Shareholders after payment of the preferential amounts payable to any outstanding Preferred Shares. Common Shareholders have no preemptive or conversion rights and have no right to cause the Fund to redeem their shares. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the trustees may distribute the remaining assets of the Fund among the Fund’s Common Shareholders.

Common Shareholders are entitled to one vote for each common share held.

The Fund will send unaudited reports at least semiannually and audited financial statements annually to all of its Common Shareholders.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust and the Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund’s trustees are divided into three classes. At each annual meeting of shareholders, the term of one class expires and each trustee elected to that class holds office for a term of three years. The classification of the Board in this manner could delay for an additional year the replacement of a majority of the Board. In addition, the Declaration of Trust provides that a trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such trustee, or (ii) by at least seventy-five percent (75%) of the remaining trustees.

As described below, the Declaration of Trust grants special approval rights with respect to certain matters to members of the Board who qualify as “Continuing Trustees,” which term means trustees who either (i) have been members of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) were nominated to serve as members of the Board by a majority of the Continuing Trustees then members of the Board.

The Declaration of Trust requires the affirmative vote or consent of at least seventy-five percent (75%) of the trustees and holders of at least seventy-five percent (75%) of the Fund’s Common Shares to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation, issuance or transfer by the Fund of the Fund’s shares (except as may be pursuant to a public offering, the Fund’s dividend reinvestment plan or upon exercise of any stock subscription rights), a sale, transfer or other disposition of Fund assets, or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration of Trust, but may be required in certain cases under the 1940 Act). The Declaration of Trust also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of the Fund’s Common Shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration of Trust provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares or, alternatively, by vote or consent of both a majority of the trustees and seventy-five percent (75%) of the Continuing Trustees. See “Other Information—Anti-Takeover Provisions” in the Statement of Additional Information for a more detailed summary of these provisions.

The trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Bylaws, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The provisions of the Declaration of Trust and Bylaws described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration of Trust and the Bylaws, both of which are on file with the SEC.

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end investment company and as such Common Shareholders do not have the right to cause the Fund to redeem their Common Shares. Instead, the Common Shares trade in the open market at a price that is a function of several factors, including dividend levels, NAV, call protection, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions, conditions affecting individual issuers and other factors. Shares of a closed-end investment company may frequently trade at prices lower than NAV. To the extent permitted under applicable law, the Board reserves the right to purchase its Common Shares on the open market at any time. For example, the Board regularly monitors the relationship between the market price and NAV of the Common Shares. If the Common Shares were to trade at a substantial discount to NAV for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that the Board will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

CONVERSION TO OPEN-END FUND

If the Fund were to convert to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the NYSE. In addition, the Fund may have to close out any credit default swaps that it had written. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less any redemption charge that is in effect at the time of redemption. In addition, if the Fund were to convert to an open-end company, it would not be able to invest more than 15% of its net assets in illiquid securities, which may necessitate a substantial repositioning of the Fund’s investment portfolio, which may in turn generate substantial transaction costs, which would be borne by Common Shareholders, and may adversely affect Fund performance and common share dividends.

Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the effect of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s Common Shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken. See “Other Information—Repurchase of Common Shares; Conversion to Open-End Fund” in the Statement of Additional Information for a further discussion of possible action to reduce or to eliminate such discount to NAV.

UNDERWRITERS

Under the terms and subject to the conditions contained in the underwriting agreement dated the date of this prospectus, the Underwriters named below, for whom [•] are acting as representatives (collectively, the “Representatives”), have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Name	Number of Common Shares
[•]	[•]

The Underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Common Shares offered by this prospectus if any such Common Shares are taken. However, the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters’ over-allotment option described below.

The Underwriters initially propose to offer part of the Common Shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $[•] per Common Share under the initial offering price. The underwriting discounts and commissions (sales load) of $[•] per Common Share are equal to [•]% of the initial offering price. Investors must pay for any Common Shares purchased on or before [•].

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of [•] Common Shares at the initial public offering price per share listed on the cover page of this prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the Underwriter’s name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table. If the Underwriters’ over-allotment option is exercised in full, the total public offering price would be $[•], the total Underwriters’ discounts and commissions (sales load) would be $[•], the total estimated offering expenses borne by the Fund would be $[•], and the total proceeds, after expenses, to the Fund would be $[•].

The following table summarizes the estimated expenses and compensation that the Fund will pay:

	Per Common Share				Total
	Without Over allotment		With Over allotment		Without Over allotment		With Over allotment
Public offering price	$	[•]	$	[•]	$	[•]	$	[•]
Sales load	$	[•]	$	[•]	$	[•]	$	[•]
Estimated offering expenses	$	[•]	$	[•]	$	[•]	$	[•]
Proceeds, after expenses, to the Fund	$	[•]	$	[•]	$	[•]	$	[•]

The fees to certain Underwriters described below under “—Additional Compensation to Be Paid by the Investment Manager” are not reimbursable to the Investment Manager by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above. However, “Estimated offering expenses” in the table above include the payment of a distribution assistance fee by the Fund to [•].

Offering expenses paid by the Fund (other than sales load, but inclusive of the distribution assistance payment to [•]) will not exceed $[•] per Common Share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Investment Manager will pay the excess. The aggregate offering expenses (excluding sales load, but inclusive of the distribution assistance payment to [•]) are estimated to be $[•] in total, $[•] of which will be borne by the Fund (or $[•] if the Underwriters exercise their over-allotment option in full).

The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed [•] percent of the total number of Common Shares offered by them.

In order to meet requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of [•] or more shares to a minimum of [•] beneficial owners. The minimum investment requirement is 100 Common Shares ($2,500).

The Fund’s Common Shares have been approved for listing on the NYSE, subject to notice of issuance, under the symbol “[•].”

At the Fund’s request, the Underwriters have agreed to reserve less than [•]% of the Common Shares for sale in this offering to certain Trustees, portfolio managers and other officers and employees of the Investment Manager and its affiliates and their relatives (the “affiliated purchasers”), at the offering price of $25.00 per Common Share.

The Fund has agreed, and, subject to certain exceptions, certain affiliated purchasers purchasing Common Shares in this offering have agreed, that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period ending 180 days after the date of this prospectus, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise, or (3) file any registration statement with the SEC relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares. In the event that either (x) during the last 17 days of the 180-day period referred to above, the Fund issues an earnings release or material news or a material event relating to the Fund occurs or (y) prior to the expiration of such 180-day period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of such 180-day period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the occurrence of the material news or material event, as applicable. These lock-up agreements will not apply to the Common Shares to be sold pursuant to the underwriting agreement or any Common Shares issued pursuant to the Plan or any Preferred Share issuance.

In order to facilitate the offering of the Common Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. The Underwriters currently expect to sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position in the Common Shares for their own account. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the Underwriters under the over-allotment option (exercisable for 45 days from the date of this prospectus). The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option. The Underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the Common Shares in the offering. Any of these activities may raise or maintain the market price of the Common Shares above independent market levels or prevent, limit or slow a decline in the market price of the Common Shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Investment Manager and the Representatives. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically. The Fund, the Investment Manager and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, certain of its executive officers and affiliates and the Investment Manager and its affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the Common Shares, in any jurisdiction where action for that purpose is required. Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

Additional Compensation to be Paid by the Investment Manager

The Investment Manager (and not the Fund) has agreed to pay certain Underwriters compensation in addition to the sales load compensation that the Underwriters will receive from the Fund. The Investment Manager (and not the Fund) has agreed to pay [•] from its own resources, structuring and syndication fees in the amount of $[•] for advice relating to the design and structuring of the Fund, including without limitation, views from an investor market, distribution and syndication perspective on (i) diversification, proportion and concentration approaches for the Fund’s investments in light of current market conditions, (ii) marketing issues with respect to the Fund’s investment policies and proposed investments, (iii) the allocation of the Fund’s assets among its various investments, (iv) the overall marketing and positioning thesis for the offering of the Common Shares, (v) securing participants in the Fund’s initial public offering, (vi) preparation of marketing and diligence materials for Underwriters, (vii) conveying information and market updates to the Underwriters, and (viii) coordinating syndicate orders in this offering. The structuring and syndication fees paid to[•] will not exceed [•]% of the total public offering price of the Common Shares. These services provided by [•] to the Investment Manager are unrelated to the Investment Manager’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

The Investment Manager (and not the Fund) has agreed to pay each of [•] and [•] from its own resources, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Common Shares in the amount of $[•] and $[•], respectively. The structuring fee paid to each of [•] and [•] will not exceed [•]% and [•]%, respectively, of the total public offering price of the Common Shares. These services provided by [•] and [•] to the Investment Manager are unrelated to the Investment Manager’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

The amount of these structuring and syndication fees are calculated based on the total respective sales of Common Shares by these Underwriters, including those Common Shares included in the Underwriters’ over-allotment option, and will be paid regardless of whether some or all of the over-allotment option is exercised.

[•] will provide services associated with the initial promotion and distribution of the Common Shares, including without limitation, national road show promotion by [•]’s sales team, assistance in writing and developing sales and marketing materials, design and coordination of production and printing of marketing materials, execution of a top-down marketing campaign at wire houses, and road show and syndicate coordination. The Fund has agreed to pay a distribution assistance fee of $[•] per Common Share (or $[•], assuming no exercise of the Underwriters’ over-allotment option) to [•] for these services. This fee will not exceed [•]% of the total public offering price of the Common Shares.

Total underwriting compensation determined in accordance with Financial Industry Regulatory Authority, Inc. (“FINRA”) rules is summarized as follows. The sales load the Fund will pay of $[•] per share is equal to [•]% of the total public offering price of the Common Shares. The Fund has agreed to reimburse the Underwriters for the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares in an amount not to exceed $[•] in the aggregate, which amount will not exceed [•]% of the total public offering price of the Common Shares, and to reimburse [•] for the transportation and other expenses incurred in connection with presentations to prospective purchasers of the Common Stock in an amount not to exceed $[•] in the aggregate, which amount will not exceed [•]% of the total public offer price of the Common Shares. The sum total of all compensation to the Underwriters and [•] in connection with this public offering of the Common Shares, including sales load, expense reimbursement and all forms of syndication fee, structuring fee and distribution assistance fee payments to the Underwriters and [•] will not exceed [•]% of the total public offering price of the Common Shares.

The Investment Manager has purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of [•] is [•].

CUSTODIAN

[•] will serve as custodian of the Fund’s assets and will also provide certain fund accounting, sub-administrative and compliance services to the Investment Manager on behalf of the Fund. The principal address of [•] is [•].

TRANSFER AGENT

[•] will serve as the Fund’s transfer agent and dividend disbursement agent. The principal address of [•] is [•].

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Ropes & Gray LLP, New York, New York and for the Underwriters by [•]. [•] may rely as to certain matters of Massachusetts law on the opinion of Ropes & Gray LLP.

REPORTS TO SHAREHOLDERS

When available, the Fund will send to Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[•] is the independent registered public accounting firm for the Fund providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

ADDITIONAL INFORMATION

This prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. You may request a free copy of the Statement of Additional Information by calling [•] (toll-free) or by writing to [•] at [•] or obtain the complete Registration Statement from the SEC’s website (http://www.sec.gov) or from the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. To obtain annual and semi-annual shareholder reports electronically (when available), please visit the Fund’s web site ([•]), which also provides a link to the SEC’s website where the Fund’s Statement of Additional Information can be obtained, or call [•] (toll-free). You may also call this number to request additional information or to make other inquiries pertaining to the Fund.

Statements contained in this prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

TABLE OF CONTENTS OF

THE STATEMENT OF ADDITIONAL INFORMATION

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information, which is not a prospectus, is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

DATED [•], 2013

ASHMORE EMERGING MARKETS INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of Ashmore Emerging Markets Income Fund (the “Fund”), dated [•], 2013, as may be supplemented from time to time (the “Prospectus”), which is incorporated herein by reference. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or calling the Fund at [•] (toll-free). You may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectus.

This Statement of Additional Information is dated [•], 2013

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ADDITIONAL INVESTMENT ACTIVITIES AND RESTRICTIONS

Fundamental Investment Restrictions

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding common shares (“Common Shares”), which, as used in this SAI, means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. All other investment policies and strategies of the Fund described in this SAI and the Prospectus, except for the seven numbered investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board without shareholder approval. As a matter of fundamental policy, the Fund:

(1) May borrow money to the maximum extent permitted by the 1940 Act and other applicable law, as interpreted or modified, or as otherwise permitted by regulatory authority having jurisdiction from time to time.

Note: This investment restriction does not limit the Fund’s ability to invest in instruments or engage in transactions that have economic effects similar to borrowings (e.g., reverse repurchase agreements and dollar roll transactions).

(2) May issue senior securities to the maximum extent permitted by the 1940 Act and other applicable law, as interpreted or modified, or as otherwise permitted by regulatory authority having jurisdiction from time to time.

Note: Under current pronouncements, certain Fund positions are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise.

(3) May not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(4) May not concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, as interpreted or modified, except as otherwise permitted by regulatory authority having jurisdiction from time to time.

Note: The Fund would be deemed to “concentrate” in a particular industry if it invested more than 25% of its total assets (taken at market value at the time of investment) in that particular industry. The Fund’s industry concentration policy does not preclude the Fund from investing in issuers in a group of related sectors or industries. The Fund interprets its industry concentration policy to apply to direct investments in the securities of issuers in a particular industry, as defined by the Fund. The Fund does not consider currency positions to be an investment in a foreign government or industry for purposes of this policy. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the industry concentration policy, by virtue of the exclusion from that test available to all U.S. Government securities. Similarly, municipal bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to the industry concentration policy.

(5) May not make loans, except as permitted by the 1940 Act and other applicable law, as interpreted or modified, or as otherwise permitted by regulatory authority having jurisdiction from time to time.

Note: This policy does not limit the Fund’s ability to purchase debt obligations, participate in the primary distribution of a loan as a co-lender, enter into repurchase agreements or similar transactions, or lend cash and its portfolio securities to the extent permitted by the 1940 Act and related interpretations.

(6) May not purchase or sell commodities, provided that this policy shall not apply to or prohibit the Fund from purchasing, selling or entering into futures contracts, options contracts, options on futures contracts, forward contracts, foreign exchange contracts, swap agreements and other financial transactions and derivative and other instruments, including commodity-related financial transactions and derivative instruments.

(7) May not purchase or sell real estate, provided that this policy shall not apply to or prohibit the Fund from purchasing or selling securities or instruments secured by real estate or interests therein, or securities issued by companies, including limited partnership or similar entities, which invest in real estate or are in the real estate industry, or interests therein, and shall not prohibit the Fund from selling real estate it holds as a result of any such investments.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum or minimum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or

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asset. Accordingly, any later increase or decrease resulting from a change in values or assets, from other circumstances, or from any subsequent rating change made by a rating service (or as determined by Ashmore Investment Management Limited (the “Investment Manager”) if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

If the Fund determines to issue Preferred Shares, it intends to apply for ratings for such Preferred Shares from Moody’s Investor Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) and/or Fitch Ratings (“Fitch”). In order to obtain and maintain such required ratings, the Fund may be required to comply with investment quality, and other guidelines established by Moody’s, S&P and/or Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that any such guidelines would have a material adverse effect on Common Shareholders or its ability to achieve its investment objective. No minimum rating is required for the issuance of Preferred Shares by the Fund. Moody’s, S&P and Fitch receive fees in connection with their ratings issuances.

Temporary Borrowings

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover.” The Investment Manager manages the Fund without regard generally to restrictions on portfolio turnover. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs such as dealer mark-ups and mark-downs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains, including short-term capital gains (which are generally taxed to shareholders as ordinary income upon distribution to them in the form of dividends).

The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

Because the Fund has not commenced operations as of the date of this SAI, the Fund has no portfolio turnover rate to report.

Additional Investment Activities

The Fund seeks current income as a primary objective and capital appreciation as a secondary objective. Primary investment strategies are described in the Prospectus. The following is a description of various securities and instruments in which the Fund may invest and activities in which the Fund may engage, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Investment Manager may, but is not required to, buy any of the following securities or instruments or use any of the following techniques, and would do so only if it believes that doing so will help to achieve the Fund’s investment objective. The following is not meant to be an exclusive list of all the securities and instruments in which the Fund may invest or investment strategies in which it may engage, and the Fund may invest in instruments and securities and engage in strategies other than those listed below.

FIXED INCOME SECURITIES

General. The Fund invests in fixed income securities. Fixed income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factors. Fixed income securities may include securities issued by U.S. federal, state and local governments, non-U.S. governments and other agencies and instrumentalities and by a wide range of U.S. and non-U.S. private or corporate issuers. Fixed income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

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Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. Except to the extent that values are affected independently by other factors, such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the Fund will invest primarily in fixed income securities, the net asset value of the Fund’s shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated debt securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features. Many fixed income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

ASSET-BACKED SECURITIES

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for certain time periods by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. These securities involve prepayment risk as well as risk that the underlying debt securities will default. Payment of interest and repayment of principal on asset-backed securities (see the Prospectus for more information on asset-backed securities) may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.

The value of some asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Investment Manager to forecast interest rates and other economic factors correctly. Market factors adversely affecting loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. The market for and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Consistent with the Fund’s investment objective and policies, the Fund also may invest in other types of asset-backed securities, including types of asset-backed securities which do not yet exist.

Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

COLLATERALIZED DEBT OBLIGATIONS.

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities (see “Asset-Backed Securities”). A CBO is a trust typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

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For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in classes of CDO securities that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

BANK LOANS

The Fund may invest in bank loans, which may include senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. These loans generally will not be rated investment grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. The Fund’s investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates of bank loans reset frequently, and thus bank loans may be more exposed to interest rate risk than securities with fixed interest rates. Most bank loans, like most investment grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment grade bonds and there may be less public information available about them. The Fund may participate in the primary syndicate for a loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments). The Fund may also acquire a participation interest in another lender’s portion of the senior loan.

Loan Participations and Assignments. The Fund may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will generally have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a loan participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

The Fund may have difficulty disposing of assignments and loan participations. In many cases the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower or the ability to dispose of them at the price issued.

BANK OBLIGATIONS

Bank obligations that may be purchased by the Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank,

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which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are generally subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability and solvency of banks generally is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance their lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

BRADY BONDS

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including Albania, Argentina, Bolivia, Brazil, Bulgaria, Columbia, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, Venezuela and Vietnam.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts may be referred to as the “residual risk”).

Brady Bonds involve various risk factors including residual risk and the history of defaults. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

COMMODITY-RELATED INVESTMENTS

The Fund may gain exposure to investment returns of commodities, including a range of assets with tangible properties, such as oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and other commodities (e.g., cocoa, coffee, and sugar). The Fund may obtain such exposure by investing in shares of other investment companies or other instruments, including structured notes, exchange traded notes, interests in master limited partnerships, and derivative contracts whose values are based on the value of a commodity, commodity index, or other readily-measurable economic variables dependent upon changes in the value of commodities or the commodities markets (“commodity-related derivatives”).

The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.

Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of

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supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation may also impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

The Fund’s investments in commodity-related derivatives can be limited by the Fund’s intention to qualify as a regulated investment company (a “RIC”) for U.S. federal income tax purposes.

CONVERTIBLE SECURITIES AND SYNTHETIC CONVERTIBLE SECURIITES

The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of other debt or equity securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible securities. Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure. The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying security. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying security in a way that non-convertible security does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Delayed funding loans and revolving credit facilities are considered to be debt obligations for the purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.

DISTRESSED SECURITIES

Securities in which the Fund invests may be subject to significant risk of an issuer’s inability to meet principal and interest payments on the obligations and also may be subject to price volatility due to such factors as market perception of the creditworthiness of an issuer and general market liquidity. If the Investment Manager’s evaluation of the anticipated outcome of an investment situation should prove incorrect, the Fund’s investment in such a situation could result in a loss for the Fund.

EQUIPMENT TRUST CERTIFICATES

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Equipment trust certificates are debt certificates issued by a company in order to buy mechanical equipment, with the equipment serving as the debt’s collateral.

EXCHANGE TRADED NOTES

The Fund may invest in exchange traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The Fund may hold an ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected. The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the Fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater. ETNs are generally similar to structured investments and hybrid instruments.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

The Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will designate liquid assets in an amount at least equal in value to the Fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

FLOATING AND VARIABLE RATE INSTRUMENTS

The Fund may each invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which the Fund may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

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Foreign Currency Warrants. Foreign currency warrants, such as currency exchange warrants, are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time values” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

HYBRID INSTRUMENTS

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to

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which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies, as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

INFLATION-PROTECTED SECURITIES

The Fund may invest in inflation-protected securities, which are freely transferable securities that are structured to provide protection against inflation. The principal or interest components of inflation-protected securities are adjusted periodically according to the general movements of inflation in the country of issue. U.S. Treasury Inflation Protected Securities are freely transferable inflation-indexed debt securities issued by the U.S. Department of Treasury that are structured to provide protection against inflation. The U.S. Treasury Department currently uses the Consumer Price Index for Urban Consumers, non-seasonally adjusted, as its inflation measure. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government.

INTEREST ONLY SECURITIES

Interest only securities (“IOs”) are a form of stripped asset-backed security. Stripped asset-backed securities may be issued by private originators of, or investors in, asset-backed securities, including corporations or other business organizations, savings and loan associations, banks, and special purpose subsidiaries of the foregoing.

Stripped asset-backed securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of assets. IOs are one class of a stripped asset-backed security that receives all of the interest (while another class will receive all of the principal (“POs” or “principal only class”)).

MASTER LIMITED PARTNERSHIPS

Certain companies are organized as master limited partnerships (“MLPs”) in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects or provide financial services. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a fund that invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries. The Fund’s investments in MLPs can be limited by the Fund’s intention to qualify as a RIC.

MONEY MARKET INSTRUMENTS/SECURITIES

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The Fund may hold money market instruments, including commercial paper, banker’s acceptances, certificates of deposit and other short term debt securities as ancillary liquid assets.

MUNICIPAL BONDS

The Fund may invest in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Investment Manager to be reliable), is exempt from federal income taxes (“municipal bonds”), although dividends that the Fund pays that are attributable to such interest will not be tax-exempt to shareholders of the Fund.

Municipal bonds share the attributes of debt obligations in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).

Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

The Fund may also invest in residual interest municipal bonds (“RIBS”) whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. RIBS are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipal bonds of comparable maturity. An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. The Fund may also invest in RIBS for the purpose of increasing such Fund’s leverage. Should short-term and long-term interest rates rise, the combination of the Fund’s investment in RIBS and its use of other forms of leverage (including the use of various derivative instruments) likely will adversely affect the Fund’s net asset value per share and income, distributions and total returns to shareholders. Trusts in which RIBS may be held could be terminated, in which case the residual bond holder would take possession of the underlying bond(s) on an unleveraged basis.

MUNICIPAL LEASES

The Fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the

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municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

NON-INVESTMENT GRADE BONDS

The Fund may invest in corporate debt securities, including below investment grade quality debt securities, commonly known as “junk bonds” (“Non-Investment Grade Bonds”). Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk, including the possibility of issuer default and bankruptcy. Non-Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category may be considered effectively in default by certain rating agencies. Analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.

Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade debt securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bond prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of a Non-Investment Grade Bond defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses if it chooses, after conducting a cost/benefit analysis, to seek recovery.

In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. See “—Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities” and “—Step-Up Securities.”

The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of Non-Investment Grade Bonds, especially in a thinly traded market. When secondary markets for Non-Investment Grade Bonds are less liquid than the market for investment grade securities, it may be more difficult for the Fund to value the securities for purposes of calculating the net asset value of the Fund because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities.

Credit Ratings. A general description of the ratings of debt securities by Moody’s, S&P and Fitch is set forth in Appendix A to this SAI. These ratings may change over time and represent these rating organizations’ opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds or other debt securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of debt securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

In the event that a rating agency or, in the case of securities that are not rated by a rating agency, the Investment Manager, downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, the Investment Manager may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.

Legislative and Regulatory Developments. Prices for Non-Investment Grade Bonds may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s net asset value and investment practices, the secondary market for Non-Investment Grade Bonds, the financial condition of issuers of these securities and the value of outstanding Non-Investment Grade Bonds. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in prior years.

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High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated debt securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. Non-Investment Grade Bonds, especially those issued by emerging market countries.

Most of the Non-Investment Grade Bonds in which the Fund invests will bear interest at fixed rates but the Fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Non-U.S. Debt Securities. Investing in fixed and floating rate high yield non-U.S. debt securities, especially those of issuers located in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high yield securities generally. For example, the ability and willingness of sovereign obligors or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due and the relative size of its debt service burden. Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high yield securities.

The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development (the “World Bank”) and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt. The risks enumerated above are particularly heightened with regard to issues in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging market country, may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

PARTICIPATION NOTES

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The Fund may buy participation notes from a bank or broker-dealer (“issuer”) that entitle the Fund to a return measured by the change in value of an identified underlying security or basket of securities (collectively, the “underlying security”). Participation notes are typically used when a direct investment in the underlying security is restricted due to country-specific regulations.

The Fund is subject to counterparty risk associated with each issuer. Investment in a participation note is not the same as investment in the constituent shares of the company. A participation note represents only an obligation of the issuer to provide the Fund the economic performance equivalent to holding shares of an underlying security. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant underlying security. In other words, shares of the underlying security are not in any way owned by the Fund.

However each participation note synthetically replicates the economic benefit of holding shares in the underlying security. Because a participation note is an obligation of the issuer, rather than a direct investment in shares of the underlying security, the Fund may suffer losses potentially equal to the full value of the participation note if the issuer fails to perform its obligations. The Fund generally attempts to mitigate that risk by purchasing only from issuers which the Investment Manager deems to be creditworthy at the time of purchase.

The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. The Fund may, but is not required to, purchase credit protection against the default of the issuer. When the participation note expires or the Fund exercises the participation note and closes its position, the Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs).

Due to liquidity and transfer restrictions, the secondary markets on which participation notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for the notes and may cause the value of the participation notes to decline. The ability of the Fund to value its securities becomes more difficult and the Investment Manager’s judgment in the application of fair value procedures (through fair value procedures adopted by the Trustees) may play a greater role in the valuation of the Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value to such securities.

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS (RULE 144A)

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. For some Rule 144A securities, there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).

The Fund may purchase Rule 144A securities on the GSTrUE exchange and other similar exchanges. These markets provide access to only institutional and highly sophisticated investors. They allow private companies to raise capital without the disclosure requirements of public markets and follow specific SEC rules to avoid certain disclosure requirements. Under these rules, companies are able to sell securities without registering them if the issued securities are limited to qualified institutional buyers (investors with at least $100 million in assets) and certain other requirements are met. The market is run through a proprietary trading system. This system allows the members of the exchange to view bid and ask offers and recent sales. Actual transactions are made through special brokers. Because of the lack of disclosure in these markets, shares are expected to trade at a discount to the equivalent price achievable if the shares were listed on a public market. Companies utilizing these markets, however, believe that the ability to avoid disclosure requirements of public markets is more important than receiving the higher price available from a public exchange listing.

SHORT SALES

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The Fund may make short sales of securities as part of its overall portfolio management strategies, including those involving the use of derivative instruments and for purposes of seeking to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale, it generally borrows the security sold short and delivers it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above.

To the extent the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) maintain additional asset coverage in the form of segregated or “earmarked” liquid assets equal to the current market value of the securities sold short, or may ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

STEP-UP SECURITIES

Step-up securities are securities which pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which may increase at stated intervals during the life of the security. Step-up securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash.

STRUCTURED NOTES

Included among the issuers of securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as Brady Bonds (see “—Brady Bonds”), and the issuance by that entity of one or more classes of securities (“Structured Notes”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Notes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Notes is dependent on the extent of the cash flow on the underlying instruments. Because Structured Notes of the type in which the Fund anticipate investing typically involve no credit enhancement, their credit risk will depend upon that of the underlying instruments and the terms of the Structured Note.

The Fund is permitted to invest in a class of Structured Notes that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Notes typically have higher yields and present greater risks than unsubordinated Structured Notes. Although in some circumstances the Fund’s purchase of subordinated Structured Notes may have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Fund’s assets that may be used for borrowing.

As with any debt obligation, Structured Notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of the Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of Structured Notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many Structured Notes have limited or no liquidity, so that the Fund may be unable to dispose of the investment prior to maturity. As with all investments, successful use of Structured Notes depends in significant part of the accuracy of the Investment Manager’s analysis of the issuer’s creditworthiness and financial prospects, and of the Investment Manager’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a Structured Investment is a non-U.S. entity, the usual risks associated with investments in non-U.S. securities apply (see “—Non-U.S. Securities”). Structured Notes may be considered derivative instruments and therefore may be subject to the risks associated with such instruments (see “—Derivatives”).

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1940 Act Limitations. Certain issuers of Structured Notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these Structured Notes may be limited by the restrictions contained in the 1940 Act described under “Other Investment Companies.” Structured Notes are typically sold in private placement transactions, and there currently is no active trading market for Structured Notes.

Credit-Linked Notes. The Fund may invest in credit linked notes. Credit linked notes are privately negotiated transactions whose returns are linked to the returns of one or more designated securities or other instruments that are referred to as “reference securities,” such as an emerging market bond. Through the purchase of a credit linked note, the Fund assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. The Fund also is exposed to the issuer of the credit linked note in the full amount of the purchase price of the note and the notes are often not secured by the reference securities or other collateral. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed-upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit linked notes are also subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults, or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

The market for credit linked notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available or may not be active.

SUPRANATIONAL ORGANIZATIONS

The Fund may invest in debt securities issued by supranational organizations such as promissory notes, bonds and debentures. Supranational organizations are entities designated or supported by a government or governmental entity to promote economic development, and include, among others, the Asian Development Bank, the European Communities, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. These organizations have no taxing authority and are dependent upon their members for payments of interest and principal. Moreover, the lending activities of such supranational entities are limited to a percentage of their total capital (including “callable capital” contributed by members at an entity’s call), reserves and net income.

U.S. GOVERNMENT SECURITIES

The Fund may invest in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality.

Securities issued by the U.S. Treasury have historically not involved the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect the Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. government securities are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government. Therefore, the securities generally are not considered securities issued or guaranteed by the U.S. Treasury. However, in September 2008, the U.S. Treasury Department announced that the U.S. government would be placing FNMA and FHLMC into conservatorship. The effect that this conservatorship will have on the companies’ debt and equity securities is unclear.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES

The Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until

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maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, are not generally considered illiquid.

Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

EQUITY INVESTMENTS

General. The Fund may hold equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally more volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and may be more volatile than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

COMMON STOCK

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stock of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally.

Common stocks of companies that the Investment Manager believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Investment Manager’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Investment Manager has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Investment Manager believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Investment Manager’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the Investment Manager has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

PREFERRED STOCK

Preferred stocks, like debt obligations, are generally fixed income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all

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cumulative dividends must be paid prior to common shareholders receiving any dividends. Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

WARRANTS AND RIGHTS

The Fund may hold warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

NON-U.S. SECURITIES

General. Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates. Moreover, substantial investments in non-U.S. securities may have adverse tax implications.

Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Fund may purchase securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. The Fund’s foreign currency transactions may give rise to ordinary income or loss, for federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency.

In addition, although the Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for closed-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar

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investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States. With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding or other taxes on certain amounts of the Fund’s income or on the sale or other disposition of foreign securities which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy. In addition, non-U.S. countries may have bankruptcy laws that are significantly different than U.S. bankruptcy law. This may result in the Fund having limited or no recourse if a non-U.S. issuer defaults or goes bankrupt, which could result in substantial losses to the Fund.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Non-U.S. markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Securities Related Activities. In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund’s ability to invest in any security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder, although such investments may be permitted to the extent allowed by exemptive rules. These provisions may also restrict the Fund’s investments in certain non-U.S. banks and other financial institutions.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive

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operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Ratings. The securities in which the Fund will invest, including non-U.S. securities, will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. Such securities, commonly referred to as “junk bonds,” involve significantly greater risks, including price volatility and risk of default of payment of interest and principal, than higher rated securities. An investment in the Fund should not be considered as a complete investment program.

The Investment Manager will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding and the issuer’s debt service payment history. The Investment Manager will also review the ratings, if any, assigned to the security by any recognized rating organizations, although the Investment Manager’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, the Investment Manager will evaluate the relative value of an investment compared with its perceived credit risk. The Fund’s ability to achieve its investment objective may be more dependent on the Investment Manager’s credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody’s, S&P and Fitch is set forth in Appendix A.

Emerging Market Countries. Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and the Fund, as well as the value of securities in the Fund.

Investment in certain emerging market securities may be restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if a deterioration occurs in an emerging market country’s balance of payments, it could impose restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

DERIVATIVES

General. The Fund may engage in a variety of derivative transactions. However, the Fund will not be obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which the Fund may invest include, but are not limited to, interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter (“OTC”) put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors and collars, entering into equity, total return and credit default swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments or combinations thereof.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or

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duration of the Fund’s portfolio, to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities, to seek to enhance the Fund’s income or gain or for leveraging purposes. The Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions, liquidity, market values, and interest rates. The ability of the Fund to utilize derivatives successfully will depend on numerous factors including the Investment Manager’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund’s portfolio securities.

Subject to the constraints described above, the Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and the Fund may enter into interest rate transactions, equity, total return and credit default swaps and related transactions and other similar transactions which may be developed to the extent the Investment Manager determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements. The Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Derivatives involve special risks, including possible default by the other party to the transaction (whether a clearing corporation in the case of a cleared derivative or another third party in the case of an uncleared derivative), illiquidity, difficulties in valuation, leverage risk and the risk that the use of certain derivatives could result in significantly greater losses or lower income or gains than if they had not been used. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Investment Manager monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. The degree of the Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “Taxes.”

Currency Transactions. The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains.

Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate, Equity and Total Return Swaps and Related Transactions.”

The Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. For example, the Fund may do this if the Investment Manager believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars.

Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further,

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the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Credit Default Swaps. The Fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the third party on the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the referenced obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. In addition, with respect to uncleared credit default swaps, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations under an uncleared credit default swap; however, the U.S. Commodity Futures Trading Commission (the “CFTC”) and certain bank regulatory agencies have proposed rules relating to margin requirements, which are subject to further final rule making and may affect collateral posting requirements to parties to uncleared credit default swaps. Furthermore, in some cases there may be no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, the Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. The Fund will be subject to credit risk with respect to the counterparties to the credit default swap (whether a clearing corporation in the case of a cleared credit default swap or another third party in the case of an uncleared credit default swap). If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. Credit default swaps are not currently traded on any securities exchange; however, the CFTC has issued a proposed rule which would require certain credit default swaps to be cleared through swaps clearinghouses. Credit default swaps required to be cleared through swaps clearinghouses would be subject to collateral posting requirements of the relevant swaps clearinghouse. The Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Futures Contracts. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency, commodity or other asset, or the cash value of an index at a specified price and time. The Investment Manager expects that its futures transactions will generally include transactions (i) on domestic and foreign exchanges on currencies, interest rates and bond indices and (ii) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). The Fund may use futures contracts and related options for hedging purposes and for investment purposes. The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of

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the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. The Fund will designate assets with respect to futures contracts and options thereon as described in the Prospectus.

Interest Rate Futures Contracts. The Fund may enter into interest rate futures contracts, for example, in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular debt security or index of debt securities at the beginning and at the end of the contract period or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, because the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to take a position without having to sell its portfolio securities. Similarly, when the Investment Manager expects that interest rates may decline, the Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized.

The use of options and futures transactions entails risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the derivative will be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to decrease the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of the custodian or broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.

Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration. A “Bermudan” style put or call option may be exercised at any time on fixed dates occurring during the term of the option. Exchange-listed options are issued by a regulated intermediary such as the OCC, which guarantees the performance of the obligations of the parties to the options.

In order to hedge against adverse market shifts or to potentially increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on futures contracts on stocks, stock indices, interest rates and currencies. In addition, the Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by the Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by the Fund is “covered” if the Fund either (a) designates on its or its custodian’s records liquid securities having a value at least equal to the exercise price of the underlying investment or (b) has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

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By writing a call, the Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is currently expected to be involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Investment Manager must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

If the Fund sells a call option, it is foregoing its participation in the appreciation in the value of the underlying asset; however, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against an increase in the value of the underlying securities or instruments held by the Fund and may increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund. The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. Even though the Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

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The Fund reserves the right to purchase or sell options on instruments and indices other than those described here and which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

Options on Stocks and Stock Indices. The Fund may purchase put and call options and write put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on one or more exercise dates. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the Investment Manager expects general stock market prices to rise, the Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Investment Manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

Options on Currencies. The Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

Options on Futures Contracts. The Fund may purchase put and call options and write put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price on one or more exercise dates of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate, Equity and Total Return Swaps and Related Transactions. The Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors, collars and combinations thereof. The Fund may enter into these transactions to hedge against either a decline in the value of the securities included in the Fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or to increase income or gain. Interest rate, equity and total return swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index or reference instrument falls below a predetermined rate or value, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

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The Fund will usually enter into interest rate, equity and total return swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on the Fund’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit. If the Investment Manager is incorrect in its forecasts of market conditions, liquidity, market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Investment Manager deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined by the Investment Manager based on various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features) and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).

There is no limit on the amount of interest rate, equity and total return swap transactions that may be entered into by the Fund. The effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Investment Manager deems it desirable to do so. Some, but not all, swaps may be cleared, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each contract, to the extent of its available resources for such purpose. Uncleared swaps have no such protection; each party bears the risk that its direct counterparty will default. Because uncleared swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of a cleared or exchange-traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to an uncleared swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any.

Indexed Securities. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Event-Linked Instruments. The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent upon, or

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formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion or the entirety of principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims when a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Fund to certain other risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Credit-Linked Trust Certificates. The Fund may invest in credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps or other securities, in order to provide exposure to the high yield or another debt securities market. Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they generally are not actively managed such as a “hedge fund” might be. It also is expected that the certificates will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See “Principal Risk Factors—Liquidity Risk” in the Prospectus. If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value as determined by the Fund’s Board or persons acting at its direction. See “Determination of Net Asset Value.” The Fund may lose its entire investment in a credit-linked trust certificate.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including currency forward contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Investment Manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Investment Manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Risks of Derivatives Outside the United States. Derivatives with counterparties on markets or exchanges or relating to reference instruments or indexes outside the United States are subject to the risks described as well as additional risks. When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

OTHER PRACTICES

DEPOSITARY RECEIPTS

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Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including American Depositary Receipts (“ADRs”), and Global Depositary Receipts (“GDRs”) and other depositary receipts. Depositary receipts are typically issued by a financial institution (“depositary”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depositary. The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder’s home currency. As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. For purposes of the Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts purchased by the Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

REAL ESTATE SECURITIES

Real Estate Securities and Related Derivatives. The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and to the extent the Fund invests in REITs, it will bear its proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The collateral will consist either of U.S. government securities or the borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will seek to invest the collateral in short-term debt securities or cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent, although the tax characteristics of such payments may change. The Fund’s performance will continue to reflect changes in the value of the securities loaned.

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These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Fund lent has increased, the Fund could experience a loss. In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest.

In addition, any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required to pay or cause to be paid to such borrower or another entity an amount equal to such shortfall in cash.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Investment Manager believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Fund may also call such loans in order to sell the securities involved.

NON-DIVERSIFICATION

The Fund is classified as a “non-diversified” fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. However, the Fund will be subject to the diversification requirements imposed by the Code for qualification as a regulated investment company. See “Taxes.” To the extent the Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more diversified fund and may be subject to greater risk of loss with respect to its portfolio securities.

ETFS AND OTHER INVESTMENT COMPANIES

The Fund may invest in securities of other open- or closed-end investment companies, including ETFs and investment companies organized under non-U.S. law, to the extent that such investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market, sector or geographic exposure, including during periods when it has large amounts of uninvested cash or when the Investment Manager believes share prices of other investment companies offer attractive values. The Fund expects that its exposure to Emerging Markets Equity will consist primarily of investments in single country and regional ETFs. The Fund may invest in investment companies that are advised by the Investment Manager or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments. See “Principal Risk Factors — Leverage Risk” in the Prospectus.

The Fund investments in other investment companies may be limited by provisions of the 1940 Act that restrict the aggregate amount the Fund (and in some cases, its affiliated persons) can invest in any one investment company (an “Underlying Fund”) to 3% of such Underlying Fund’s total outstanding stock. As a result, the Fund may hold a smaller position in an Underlying Fund than if it were not subject to this restriction. In addition, in order to comply with provisions of the 1940 Act, on any matter upon which Underlying Fund stockholders are solicited to vote the Fund may be required to vote Underlying Fund shares in the same general proportion as shares held by other stockholders of the Underlying Fund, which would limit the Fund’s ability to affect the outcome of the vote. Although the 1940 Act would generally limit the Fund’s investments in other registered investment companies to no more than 10% of the Fund’s assets (with no more than 5% in any one Underlying Fund), the Fund may invest in certain Underlying Funds (including ETFs) beyond the statutory limitations (subject to the Fund’s 80% Policy and its 20% policy regarding Emerging Markets Equity) to the extent permitted by other provisions of the 1940 Act or SEC staff interpretations thereunder. In addition, the Fund may invest beyond the statutory limits in certain ETFs that have been granted exemptive relief by the SEC, provided that the Fund complies with the terms and conditions of an agreement with the ETF and the conditions of the relief.

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Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with non-U.S. investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for the Fund to invest in such countries. In other cases, when the Investment Manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. The Fund does not intend to invest in such vehicles or funds unless the Investment Manager determines that the potential benefits of such investment justify the payment of any applicable premiums.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Investment Manager monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, MBS or ABS, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into “reverse” repurchase agreements to add leverage to the Fund and for other purposes, such as to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements.

BANK CAPITAL SECURITIES AND BANK OBLIGATIONS

The Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Certain bank securities are commonly thought of as hybrids of debt and preferred stock. These may be perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest.

The Fund may also invest in other bank obligations including certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

LEGAL AND REGULATORY RISK

Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the

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SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, as described below, there is no assurance that the Fund and the Investment Manager will continue to be eligible for such exemptions.

The U.S. Government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements. Although the CFTC has released final rules relating to reporting, record keeping and registration requirements under the legislation, many of the provisions are subject to further final rule making and thus, its ultimate impact remains unclear.

New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategies as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may also apply to certain other derivatives positions the Fund may wish to take, including listed equity options. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Investment Manager and its affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Investment Manager may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on the Investment Manager’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements also may limit the Investment Manager’s ability to access management and other personnel at certain companies where the Investment Manager seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, the SEC and other regulatory and self-regulatory authorities have implemented various rules and may adopt additional rules in the future that may impact those engaging in short selling activity. If additional rules were adopted regarding short sales, they could restrict the Fund’s ability to engage in short sales in certain circumstances, and the Fund may be unable to execute its investment strategy as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Federal legislation has been passed that requires the adoption of regulations that would require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements would apply to loan participations, syndicated loans, and loan assignments. If the Fund invests in loans, it could be adversely affected by the regulation. The effect of any future regulatory change on the Fund could be substantial and adverse.

The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly,

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neither the Fund nor the Investment Manager is subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion under Rule 4.5 as it has recently been amended by the CFTC, the Fund will be limited in its ability to use futures and options on futures and engage in certain swaps transactions. In the event that the Fund’s investments in certain derivative instruments regulated under the CEA (“commodity interests”), including futures, swaps and options on futures, exceed a certain threshold, the Investment Manager may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Fund. The Investment Manager’s eligibility to claim the exclusion will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Fund currently intends to operate in a manner that would permit the Investment Manager to continue to claim the exclusion under Rule 4.5, which may adversely affect the Investment Manager’s ability to manage the Fund under certain market conditions and may adversely affect the Fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Board. The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent.

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board of Trustees. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities. Like most registered investment companies, the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Investment Manager, administrator, custodian and transfer agent, each of which is discussed in greater detail in the Prospectus or in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations. The Board receives regular reports from these officers and service providers regarding the Fund’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Fund’s portfolio. The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. These reports are generally provided as part of formal in-person Board meetings which are typically held quarterly and involve the Board’s review of, among other items, recent Fund operations. The Fund’s management also provides periodic updates between meetings.

Board Leadership Structure. The Board of Trustees consists of [•] Trustees, [•] of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund (the “Independent Trustees”). The Chairman of the Board, [•], is an [•] Trustee. The Chairman of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time. The Board of Trustees will meet regularly, generally at least 4 times each year to discuss and consider matters concerning the Fund, and will also hold special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board of Trustees has established two standing Committees to facilitate the Trustees’ oversight of the management of the Fund: the Audit Committee and the Nominating Committee. The functions and role of each Committee are described below under “Committees of the Board of Trustees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board plans to review its leadership structure periodically and has determined that its leadership structure, including an Independent Chairman, a majority of Independent Trustees and Committees comprised entirely of Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund. In reaching this conclusion, the Board considered, among other things, the predominant roles of the Investment Manager and Administrator in the day-to-day management of the Fund’s affairs, the extent to which the work of the Board is conducted through the Committees, the number of Funds overseen, the variety of asset classes in which those Funds invest, and the management and other service arrangements of each Fund. The Board also believes that its structure, including the presence of a Trustee who is an executive with the Investment Manager’s parent company, facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees.

Audit Committee. The Board of Trustees has a separately-designated standing Audit Committee composed of all of the Independent Trustees of the Fund and chaired by [•]. The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, considers the selection of the independent registered public accounting

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firms for the Fund and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Fund, and considers other services provided by those accountants to the Fund and the Investment Manager and its affiliates and the possible effect of those services on the independence of those accountants. Because the Fund has not commenced operations as of the date of this SAI, the Audit Committee did not meet during the year ended [•].

Nominating Committee. All of the Independent Trustees of the Fund serve as a Nominating Committee responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider nominees for election to the Board made by shareholders if the nomination is made in accordance with the Fund’s policies regarding shareholder nominations, which are attached to this SAI as Appendix A. [•] is the Chairman of the Nominating Committee. Because the Fund has not commenced operations as of the date of this SAI, the Nominating Committee did not meet during the year ended [•].

Risk Oversight. The Fund has retained the Investment Manager to provide investment advisory services, and the Investment Manager is immediately responsible for the management of risks that may arise from the Fund’s investments. The Board oversees the performance of these functions by the Investment Manager. The Board expects to receive from the Investment Manager a wide range of reports, both on a regular and as-needed basis, relating to the Fund’s activities and to the actual and potential risks of the Fund. These include reports on investment risks, compliance with applicable laws, and the Fund’s financial accounting and reporting. In addition, the Board expects to meet periodically with the investment professionals who lead the Fund’s investment operations to receive reports regarding the portfolio management of the Fund, its performance, and its investment risks.

The Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development and implementation of compliance policies and procedures that are reasonably designed to prevent violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees. The CCO makes presentations to the Board at its quarterly meetings and provides an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Fund with the CCO at its meetings. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The function of the Board with respect to risk management is one of periodic oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board recognizes, however, that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. There is no assurance that the Board of Trustees’ operations or leadership structure will identify, prevent, or mitigate risks in actual practice. The Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The Trustees and executive officers of the Fund, their age, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustees oversee and other directorships held by the Trustees of the Fund are listed in the following tables.

Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is Ashmore Funds c/o Ashmore Investment Management Limited, 61 Aldwych, London WC2B 4AE, England, Attn: Board of Trustees, Ashmore Funds.

INDEPENDENT TRUSTEES

The following table sets forth certain information concerning the Independent Trustees of the Fund:

Name and Date of Birth of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
[•]	[•]	[•]	[•]	[•]	[•]

[•]	[•]	[•]	[•]	[•]	[•]

[•]	[•]	[•]	[•]	[•]	[•]

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INTERESTED TRUSTEES

The following table sets forth certain information concerning the Trustees who are “interested persons” (as defined in the 1940 Act) of the Fund(each, an “Interested Trustee”):

Name and Date of Birth of Interested Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
[•]	[•]	[•]	[•]	[•]	[•].

Class [•]

[•]	[•]	[•]	[•]	[•]	[•]

Class [•]

OFFICERS

The following table sets forth certain information concerning the Trust’s officers. The officers of the Fund are employees of the Fund’s Investment Manager, and/or Distributor and certain of their affiliates:

Name and Date of Birth of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
George Grunebaum (4/11/63)	Trustee, President and Chief Executive Officer	Indefinite term; since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation; Portfolio Manager since November 2008, Ashmore Investment Management Limited; Principal from September 2005 to October 2008, Dolomite Capital Management(1).

[•]	Secretary	[•]	[•]

[•]	Chief Legal Officer	[•]	[•]

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Christopher Tsutsui (6/2/64)	Treasurer and Principal Financial and Accounting Officer	Indefinite term; since inception	Chief Financial Officer since November 2008, Ashmore Investment Management (U.S.) Corporation; Board Member since June 2010, Ashmore Japan KK; Board Member since November 2011, Ashmore Investment Management (U.S.) Corporation; Board Member since September 2011, Ashmore Management Company Colombia S.A.S.; Board Member since May 2011, Ashmore EMM Holding Corp.; Chief Financial Officer from April 2006 to November 2008, Dolomite Capital Management(1); Vice President from April 2004 to April 2006, Morgan Stanley.

[•]	Chief Compliance Officer	[•]	[•]

[•]	Assistant Secretary	[•]	[•]

[•]	Assistant Chief Legal Officer	[•]	[•]

(1)	Dolomite Capital Management was sold to an affiliate of the Investment Manager on November 3, 2008.

Qualifications of Trustees

[•]

Independent Trustees:

[•]

Interested Trustees:

[•]

Securities Ownership

Because the Fund has not yet commenced operations as of the date of this SAI, none of the Trustees own beneficially or of record any shares of the Fund and there are no beneficial or record owners of any share classes of the Fund. At the Fund’s request, the Underwriters have agreed to reserve less than [•]% of the Common Shares for sale in this offering to certain Trustees, portfolio managers and other officers and employees of the Investment Manager and its affiliates and their relatives (the “affiliated purchasers”), at the offering price of $[•] per Common Share.

As of the date of this Statement of Additional Information, no Trustees held any equity securities in the any other registered investment companies overseen by the Trustee within the Ashmore family of investment companies. The Trustees may have investments in other pools of securities managed by the Investment Manager.

To the Trust’s knowledge as of [•], the Independent Trustees and their immediate family members do not beneficially own any securities in an investment manager or principal underwriter of the Fund, or a person (other than a registered investment company)

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directly or indirectly controlling, controlled by, or under common control with an investment manager or principal underwriter of the Fund.

As of the date of this SAI, the following persons owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund’s outstanding equity securities as of such date. To the knowledge of the Fund, no other person owned of record or beneficially 5% or more of the Fund’s outstanding equity securities on such date.

Shareholder	Number of Common Shares	Percentage of the Fund’s outstanding shares as of [•]
[•]	[•]	[•]

Remuneration of Trustees

The Trustees who are not employees of the Investment Manager or its affiliates receive an annual retainer of $[•] for their services as Trustees of the Fund. The Chairman of the Board receives an additional annual retainer from the Fund of $[•]. Interested Trustees who are employees of the Investment Manager or its affiliates and officers of the Fund receive no compensation from the Fund and are compensated in their capacities as employees of the Investment Manager and its affiliates.

Because the Fund has not commenced operations as of the date of this SAI, the Fund has not yet paid any compensation to the Trustees. For its initial fiscal year, the Fund expects to pay each Independent Trustee $[•].

The Fund does not pay retirement benefits to its Trustees and officers. No officer, trustee or employee of the Investment Manager or any of its affiliates receives any compensation from the Fund for serving as an officer or Trustee of the Fund.

Code of Ethics

The Investment Manager, the Distributor and the Fund have each adopted a Code of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. Subject to certain restrictions, these Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policy

Subject to any specific instructions provided by the Fund from time to time, the Fund’s Investment Manager is generally responsible for voting proxies and taking decisions in connection with corporate actions (referred to herein as “proxies” or a “proxy”) with respect to equities, bonds, loans or other debt instruments (referred to herein as “Securities”) held by or held on behalf of the Fund.

The Fund’s Investment Manager will take reasonable steps in the circumstances to ensure that proxies are voted in the best interests of the Fund. Protecting the financial interests of the Fund is the primary consideration for the Investment Manager in determining how to protect such interests.

When considering how to vote a proxy, the Investment Manager will consider those factors that relate to the Fund’s interests, primarily economic, which may result in it voting for a proposal, against a proposal, abstaining from voting or submitting pricing tenders or other commercial undertakings in respect of a proposal.

From time to time, proxy voting proposals may raise conflicts between the interests of the Investment Manager (including its employees, and/ or its affiliates) and the Fund. The Compliance Department of the Investment Manager and the Fund’s Chief Compliance Officer will take certain steps to determine whether such conflict is material and, if so, the Investment Manager will vote the proxy only in accordance with the recommendation of an independent 3rd party or only after the Fund’s Chief Compliance Officer has had an opportunity to review the conflict of interest and how the Investment Manager proposes to vote the proxy. In circumstances where the Investment Manager has been advised of a requirement for a proxy vote relating to a Security held by or on behalf of a Client, the following guidelines will be adopted.

Whilst [•] is the custodian for the Fund, all proxy votes are received, logged and responded to by the Investment Manager, using either (a) ‘ProxyExchange’ (a web portal for voting in AGM’s and EGM’s administered by Risk Metrics Group) or (b) CDR (Corporate Actions Delivery & Response) a system supplied by [•].

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The requirement for a proxy vote will be advised by the Investment Manager’s Transaction Processing team to the Portfolio Manager who has primary responsibility for the security in question, and who will instruct the Transaction Processing team how to respond (after, where appropriate, raising the matter with the Investment Manager’s Investment Committee, and, again where appropriate, after input from the Legal and Transaction Management Department and/or Compliance Department of the Investment Manager.

Information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 866–876–8294 specified toll-free (or collect) telephone number; on or through the Fund’s website at www.ashmoregroup.com; or both; and (2) on the Commission’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Ashmore Investment Management Limited (the “Investment Manager”) serves as the investment manager for the Fund. The Investment Manager is indirectly wholly-owned by Ashmore Group plc (“Ashmore Group”), a company incorporated in England in Wales which is listed on the official list of the UK Listing Authority and admitted to trading on the London Stock Exchange. Ashmore Group plc, through certain affiliates, currently engages in the asset management business, and as of December 31, 2012, had under management assets of approximately $[•]. The Investment Manager’s address is 61 Aldwych, London, United Kingdom, WC2B 4AE.

Investment Advisory Services

Under the general supervision of the Board, the Investment Manager carries out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Investment Manager will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. The Investment Manager will compensate all Trustees and officers of the Fund who are employees of the Investment Manger or its affiliates and who render investment services to the Fund, and will also compensate all other Investment Manager personnel who provide research and investment services to the Fund.

An investment advisory agreement between the Investment Manager and the Fund (the “Advisory Agreement”) was approved by the Board, including a majority of the Independent Trustees, on [•] , and will continue in effect until [•] and from year to year thereafter so long as such continuance is approved at least annually (i) by the vote of a majority of the Independent Trustees of the Fund cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Fund or the Investment Manager, as applicable, or by vote of the majority of the outstanding voting securities of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment, as that term is defined in the 1940 Act. The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross, negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of the Investment Manager, or a loss resulting from a breach of fiduciary duty by the Investment Manager with respect to the receipt of compensation for services (in which case damages shall be limited by the 1940 Act), the Investment Manager shall not be liable to the Fund or any shareholder for any loss incurred, to the extent not covered by insurance.

Under the Advisory Agreement, the Investment Manager will receive an annual fee, payable monthly, in an amount equal to [•]% of the Fund’s average daily total assets including the amount of any Borrowings, assets attributable to any Preferred Shares that may be outstanding, and the notional value of any credit default swaps written by the Fund.

Because the Fund has not yet commenced operations as of the date of this SAI, information on advisory fees paid by the Fund is not included in this SAI.

Administrative Services

Under the Administration Agreement (the “Administration Agreement”), [•].

For its services, [•] is entitled to receive a monthly fee at the annual rate of [•]% of the Fund’s average daily total assets.

Information regarding the Fund’s custodian and transfer agent is described in the Prospectus.

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PORTFOLIO MANAGERS

Investment decisions for the Fund are made on a collective basis by the Investment Committee, together with the relevant portfolio managers, rather than by individuals acting independently. The following individual members of the Investment Committee have oversight of investment decisions across the Fund:

[•] (collectively, the “Investment Committee Members”).

The following tables show information regarding other accounts managed by the Investment Committee Members and the Portfolio Managers as of [•]:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Number				Number				Number
	of				of				of
	Accounts		Total Assets		Accounts		Total Assets		Accounts		Total Assets
[•]		[•]	$	[•]		[•]	$	[•]		[•]	$	[•]

[•]		[•]	$	[•]		[•]	$	[•]		[•]	$	[•]

PORTFOLIO MANAGER COMPENSATION

The Investment Committee Members are compensated by the Investment Manager by fixed annual salaries, as well as by performance-based annual bonuses determined at the discretion of the Ashmore Group plc’s Chief Executive and, in the case of the Chief Executive himself, at the discretion of the Remuneration Committee of the Board of Directors of Ashmore Group plc. The performance on which bonuses are based is calculated on pre-tax returns for a one-year period. The determination of an Investment Committee Member’s total compensation involves a thorough and on-going assessment of the individual’s performance and contribution to the Investment Manager’s profitability. This assessment is performed on a continuous basis as well as part of a formal annual review. The Investment Committee Members may also be granted access to equity in the Investment Manager’s business through shares in Ashmore Group plc, equity options and other earned-in mechanisms.

Potential Conflicts of Interest

The following summarizes the policies of the Investment Manager for managing conflicts of interest. It is not intended to provide a comprehensive account of the processes and procedures the Investment Manager has adopted in connection with the management of conflicts of interest, but is instead intended to be a statement of principles through which the Investment Manager seeks to manage such potential conflicts.

Conflicts of interest can arise where: (i) the interests of the Investment Manager conflict with those of a client (firm vs. client conflicts) and (ii) the interests of one client of the Investment Manager conflict with those of another of the Investment Manager’s clients (client vs. client conflicts). The Investment Manager have policies and arrangements in place to identify and manage conflicts of interest that may arise between the Investment Manager and its clients or between the Investment Manager’s different clients. The Investment Manager has a policy of independence that requires the Investment Manager’s staff to disregard any personal interest, relationship or arrangement which gives rise to a conflict of interest and to ensure that the interests of clients prevail.

The Investment Manager places significant emphasis on their strong compliance culture, and the efficient operation of systems and controls, to manage issues such as conflicts of interest. The compliance department of the Investment Manager conducts regular monitoring checks to confirm that internal policies and procedures are followed.

Firm vs. client conflicts

Connected entity investment decisions – The Investment Manager acts as manager, investment manager, advisor, general partner or subadviser to and may receive different rates of remuneration, including investment management/advisory fees and performance fees from multiple client accounts. While the Investment Manager may make decisions to buy or sell securities or other investments for one account and not another account, which may affect relative performance and hence the value of the Investment Manager’s remuneration based thereon, the Investment Manager will at all times have regard to their obligations to each client, taking into account such clients’ investment restrictions and other relevant factors.

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Investment as principal – The Investment Manager may from time to time take a long-term or short-term position in a client fund, in some cases to provide initial capital and establish a solid platform for the future growth of such client fund. The Investment Manager may also co-invest in an investment alongside a client or client fund, either directly or indirectly, or invest in any entity which forms part of a client fund’s assets. The Investment Manager’s return on investment in a client fund will be determined by reference to the investment decisions the Investment Manager makes for such client fund, and in the case of co-investment or other investment, by reference to the change in value of such investment. The Investment Manager’s policies require that all personal interests, relationships or arrangements, including those of its affiliated companies must be disregarded to ensure that the best interests of all clients are served.

Staff personal investments – certain directors and employees of the Investment Manager or of an affiliated company may hold or deal for their personal account in securities of a client or of any issuer in which securities or investments are held or dealt in on behalf of a client. They may also deal, outside closed periods, in the securities of the ultimate holding company, Ashmore Group plc or, in the case of joint ventures, hold shares or other investments in an affiliated company.

Client vs. client conflicts

Aggregation of transactions in investments – The Investment Manager may aggregate purchase and sale transactions in investments (and associated transaction costs) for applicable clients. The applicable clients may have different or similar investment strategies, objectives and restrictions, and they may be structured differently (such as redemption and subscription (or analogous) terms). Accordingly, aggregation may result in different outcomes for certain such clients, for instance in respect of the holding period for an investment, the size of a client’s exposure to such investment, and the price at which an investment may be acquired or disposed of. Depending on the circumstances, aggregation may be advantageous or disadvantageous to the client.

Allocation of transactions in investments – Aggregated transactions as referred to above, including costs and expenses thereof, are allocated to ensure that the Investment Manager’s clients have broadly equal access to a similar quality and quantity of suitable investment transactions, taking into account the factors mentioned above, amongst others. The Investment Manager’s policies further require all allocations to be effected at the same price, but in very limited instances this may not be achievable due to the mechanics of certain markets.

Transactions between clients – The Investment Manager may make decisions for one client to buy or sell units, shares or other investments in other funds, investment companies or other entities to which the Investment Manager or an affiliated company is the manager or investment manager (for example for a fund of fund).

The Investment Manager may in certain circumstances effect a transaction between clients whereby one client buys an asset from another client for reasons that are beneficial to each client, on arms’ length terms. For example, a transaction between clients may be appropriate when a client fund has an obligation to meet applicable investment restrictions or investor redemption requirements, and where the Investment Manager determines that the investment continues to represent a valid opportunity to generate added value for one or more other clients to acquire the investment.

The Investment Manager has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Notice – In providing the above set of principles through which the Investment Manager intends to manage any potential conflicts of interest, the Investment Manager intend that this disclosure should be for guidance only. Accordingly, this disclosure is being provided (to the extent permitted by law) without liability, and in publishing this disclosure the Investment Manager makes no representation or warranty as to how they may act in connection with any particular situation or set of circumstances that may arise in relation to a conflict. This disclosure is not intended to create third party rights or duties that would not already exist if the policy had not been made available, nor is it intended to form part of any contract between the Investment Manager and any client.

Securities Ownership

As the Fund is newly offered, the Investment Committee Members and Portfolio Managers did not own any Common Shares of the Fund. At the Fund’s request, the Underwriters have agreed to reserve less than [•]% of the Common Shares for sale in this offering to certain Trustees, portfolio managers and other officers and employees of the Investment Manager and its affiliates and their relatives (the “affiliated purchasers”), at the offering price of $[•] per Common Share.

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DETERMINATION OF NET ASSET VALUE

The following is a description of the procedures currently used by the Fund in valuing its assets. The net asset value per share of the Fund is determined once daily as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) (normally, 4 p.m. Eastern time). With respect to the Fund, such calculation is determined on each day that the NYSE or the principal bond markets in the United States (as recommended by the Securities Industry and Financial Markets Association (SIFMA)) are open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day, and, generally, the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, equity securities listed or traded on national securities exchanges are usually valued at the last sale price or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are generally valued at the mean of the current bid and ask price.

Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are normally valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.

Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are generally valued at the mean between the bid and asked prices as of the close of business of that market.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board or its delegates.

In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Available cash is generally invested into a money market fund by the Fund’s custodian, and is valued at the latest net asset value per share as reported by such Fund. Other securities and other assets of the Fund, as well as securities whose prices are unavailable or deemed by the Investment Manager to be unreliable, may be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

The Fund invests in securities that are traded on foreign exchanges or markets, which may be open when the NYSE or the principal bond markets in the United States are closed. As a result, the value of your investment in the Fund may change on days when you are unable to purchase or sell your shares on the NYSE.

PORTFOLIO TRADING

Selection of Brokers. The Investment Manager, in selecting brokers to effect transactions on behalf of the Fund, seeks to obtain the best execution available.

Allocation. The Investment Manager may deem the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Investment Manager. In such cases, the Investment Manager may, but is under no obligation to, aggregate all such transactions in order to seek the most favorable price or lower brokerage commissions and efficient execution. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by the Investment Manager to be fair and equitable over time.

Brokerage and Research Services. Certain transactions involve the payment by the Fund of negotiated brokerage commissions. The Investment Manager may determine to pay a particular broker varying commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of debt securities or securities traded in the

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over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Investment Manager places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best execution available. In seeking the best price and execution, the Investment Manager considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from several broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Investment Manager receives research, statistical, and quotation services from many broker-dealers with which it places the Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to the Investment Manager and its affiliates in advising various of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The investment advisory fee paid by the Fund is not reduced because the Investment Manager and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and by the Investment Management Agreement, the Investment Manager may cause the Fund to pay a broker that provides brokerage and research services to the Investment Manager an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission that another broker would have charged for effecting that transaction. The Investment Manager’s authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

The amount of brokerage commissions and fees paid by the Fund may vary substantially from year to year due to differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

TAXES

Taxation of the Fund

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular investors, such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers and foreign shareholders (defined below). In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes. Common Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.

The Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (as described below); (ii) diversify its holdings so that at the end of each quarter of the taxable year, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income for such year.

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In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (generally, a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). For purposes of (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (ii) above.

To the extent that it qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income distributed to Common Shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). The Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return to Common Shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. Operating as a non-diversified investment company for purposes of the 1940 Act, and therefore investing in a relatively small number of individual issuers, may make it difficult for the Fund to meet the diversification test set forth in the second preceding paragraph. If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions and/or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Common Shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as qualified dividend income in the case of individuals (at least for taxable years beginning before January 1, 2013, see discussion below), provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s Common Shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Thus, failure to qualify as a RIC would likely materially reduce the investment return to the Common Shareholders.

The Fund intends to distribute substantially all of its investment company taxable income and all net realized long-term capital gain in a taxable year. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Common Shares owned by a shareholder will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31, plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 generally are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount for which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. The Fund may determine to pay the excise tax in a year to the extent it is deemed to be in the best interest of the Fund (e.g., if the excise tax is de minimis).

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to

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subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. Any such carryforward losses will retain their character as short-term or long-term. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

Taxation of Fund Distributions

The Fund intends to make level monthly distributions. Unless a shareholder elects otherwise, all distributions will be automatically reinvested in additional Common Shares of the Fund pursuant to the dividend reinvestment plan (the “Plan”). See “Dividend Reinvestment Plan” in the Fund’s Prospectus. A shareholder whose distributions are reinvested in Common Shares under the Plan generally will be treated for U.S. income tax purposes as having received an amount in distribution equal to either (i) if Newly Issued Common Shares are issued under the Plan, the fair market value of the Newly Issued Common Shares issued to the shareholder or (ii) if reinvestment is made through Open-Market Purchases under the Plan, the amount of cash allocated to the shareholder for the purchase of Common Shares on its behalf in the open market. For U.S. federal income tax purposes, all distributions are generally taxable in the manner described below, whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Common Shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. For taxable years beginning before January 1, 2013, the Fund may report certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

As noted above, the special tax treatment of qualified dividend income applies only to taxable years beginning before January 1, 2013, unless Congress enacts tax legislation providing otherwise.

Dividends received by corporate shareholders may qualify for the 70% dividends -received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations, provided holding period and other requirements are met at both the shareholder and Fund levels, and to the extent, if any, that a portion of interest paid or accrued on certain high yield discount

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obligations owned by the Fund is treated as a dividend. The Fund does not expect a significant portion of its distributions to be eligible for the corporate dividends received deduction.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund receives dividends from an Underlying Fund that qualifies as a RIC (each, an “Underlying RIC”), and the Underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the Underlying RIC. If the Fund receives dividends from an Underlying RIC and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her Common Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

A distribution by the Fund will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends, or return of capital distributions) will be made as of the end of the Fund’s taxable year. The Fund will provide shareholders with a written statement reporting the amount of any capital gain distributions or other distributions.

Dividends and distributions on the Common Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Common Shares purchased at a time when the Fund’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Sale or Exchange of Common Shares

Common Shareholders who sell or exchange their Common Shares will generally recognize gain or loss in an amount equal to the difference between the amount received and the Common Shareholder’s adjusted tax basis in the Common Shares sold or exchanged. If the Common Shares are held as a capital asset, any gain or loss realized upon a taxable disposition of the Common Shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Common Shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Common Shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be

44

disallowed to the extent those Common Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

From time to time the Fund may make a tender offer for its Common Shares. Shareholders who tender all Common Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders.

Foreign Taxes

The Fund may be liable to foreign governments for taxes relating primarily to investment income or to the sale or other disposition of foreign securities in the Fund’s portfolio. If at the close of its taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund will be permitted to make an election under the Code that would allow Common Shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund held for at least the minimum period specified in the Code. In such a case, Common Shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A Common Shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Foreign Currency Transactions

Any transaction by the Fund in foreign currencies, foreign-currency denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to Common Shareholders and increase the distributions taxed to Common Shareholders as ordinary income. Any net losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Options, Futures and Other Derivative Instruments

In general, any option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the Fund sells or delivers the underlying securities or other assets, the Fund generally will recognize capital gain or loss equal to (i) the sum of the strike price and the option premium received by the Fund minus (ii) the Fund’s basis in the underlying securities or other assets. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying securities or other assets. If securities or other assets are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities or other assets purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying securities or other assets generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be

45

treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices, and debt securities) will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market,” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to uncertainty with respect to their tax treatment, and may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). The aforementioned rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to Common Shareholders.

Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its Common Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Securities Issued or Purchased at a Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

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Increases in the principal amount of an inflation indexed bond will be treated as OID. Decreases in the principal amount of an inflation indexed bond will reduce the amount of interest from the debt instrument that would otherwise be includible in income by the Fund.

If the Fund holds the foregoing kinds of debt instruments, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net short-term capital gains or net capital gains from such transactions, its Common Shareholders may receive a dividend taxed at ordinary income tax rates, or a larger Capital Gain Dividend than they would in the absence of such transactions.

At-Risk or Defaulted Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and avoid becoming subject to U.S. federal income or excise tax.

Investments in Underlying RICs

The Fund’s investments in shares of Underlying RICs can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the Underlying RIC, rather than in shares of the Underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying RIC.

Passive Foreign Investment Companies

The Fund may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax on distributions received from a PFIC, and an additional charge on a portion of any “excess distribution” from such PFICs or gain from the disposition of such shares, the Fund may elect to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the PFIC provides the Fund with certain information, the Fund may alternatively elect to treat the PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and require the Fund to sell securities it would have otherwise continued to hold (including when it is not advantageous to do so) in order to make distributions to Common Shareholders to avoid any Fund-level tax. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and “excess distribution” charges described above in some instances. Dividends paid by PFICs generally will not qualify for treatment as qualified dividend income.

Real Estate Investment Trusts

Any investment by the Fund in equity securities of a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Common Shareholders for U.S. federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

REMICs

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides,

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and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, if the Fund were to invest in such interests, the Fund may not be a suitable investment for charitable remainder trusts.

In general, excess inclusion income allocated to Common Shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from income tax otherwise available under the Code.

Charitable remainder trusts and other tax-exempt shareholders are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Backup Withholding

Backup withholding is generally required with respect to taxable distributions paid to any individual shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts legislation providing otherwise. Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

Foreign Shareholders

Dividends properly reported as Capital Gain Dividends are generally not subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. However, for taxable years beginning before January 1, 2012, a RIC was not required to withhold any amounts (i) with respect to distributions of U.S.-source interest income that would not have been subject to U.S. federal income tax if earned directly by an individual foreign shareholder, and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, in each case to the extent the RIC properly reported such distributions to shareholders. If a RIC invested in an Underlying RIC that paid such distributions to the RIC, such distributions retained their character as not subject to withholding if properly reported when paid by the RIC to foreign shareholders. A RIC was permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as were eligible, but was not required to do so.

In the case of RIC shares held through an intermediary, the intermediary may have withheld even if the RIC made a designation with respect to a payment. This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of a RIC beginning on or after January 1, 2012. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2012, or what the terms of such an extension would be, including whether such extension would have retroactive effect. Foreign shareholders should contact their intermediaries with respect to the application of these rules.

Under U.S. federal tax law, a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (see below).

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the

48

Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. Any effectively-connected dividends received by a foreign shareholder will generally be exempt from the 30% U.S. federal withholding tax, provided the shareholder satisfies applicable certification requirements. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Very generally, special tax rules apply if the Fund holds or, but for the operation of certain exceptions, would be treated as holding USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USPRIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to a foreign shareholder. Furthermore, the foreign shareholder may be required to file a U.S. tax return and pay tax on such distributions—and, in certain cases, gain realized on sale of Fund shares—at regular U.S. federal income tax rates. The Fund does not expect to invest or, but for the exceptions referred to above, to be treated as investing in a significant percentage of USRPIs, so these special tax rules are not likely to apply.

In order to qualify for an exemption from withholding described above, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard. Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Common Shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

Other Reporting and Withholding Requirements

Rules enacted in March 2010 known as the “Foreign Account Tax Compliance Act” (FATCA) require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments of U.S. source income (“withholdable payments”); this withholding tax will be phased in beginning with certain withholdable payments made on or after January 1, 2014. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends or interest and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued preliminary guidance with respect to these rules; this guidance is potentially subject to material change. Pursuant to this guidance, distributions made by the Fund to a shareholder subject to the phase in noted above, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends (if such treatment is extended), as described above), will be withholdable payments subject to withholding. Payments to shareholders will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications, waivers or other documentation as the Fund requires to comply with these rules, including, to the extent required, with regard to their direct and indirect owners. In general, it is expected that a shareholder that is a U.S. person or non-U.S. individual will be able to avoid being withheld upon by timely providing the Fund with a valid IRS Form W-9 or W-8, respectively. Payments to a foreign shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder (i)(a) enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect U.S. investors or accounts, or (b) qualifies for an exception from entering into such an agreement and (ii) provides the Fund with appropriate certifications or other documentation concerning its status.

The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, including current or future Treasury regulations or IRS guidance issued thereunder and any intergovernmental agreements between the United States and a non-U.S. government to implement FATCA and improve international tax compliance.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

Other Tax Matters

49

Under Treasury regulations, if a Common Shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the Common Shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Common Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Common Shareholders should consult their tax advisers to determine the suitability of Common Shares as an investment through such plans and the precise effect of an investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Common Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the tax consequences of ownership of Common Shares.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions, possibly with retroactive effect.

OTHER INFORMATION

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust also provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

Anti-Takeover Provisions

As described below, the Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

The Fund’s Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration of Trust provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a “Material Transaction”): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) of any securities of the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Fund or such series or class in connection with a public offering, issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund and issuances of securities of the Fund or such series or class upon the exercise of any stock subscription rights distributed by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more,

50

except for transactions in securities effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets or the assets of any series or class of shares of the Fund. Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration of Trust requires no vote or consent of the Fund’s shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund’s Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

In addition, the Declaration of Trust provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below).

In certain circumstances, the Declaration of Trust also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See “Repurchase of Common Shares; Conversion to Open-End Fund” below.

As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund’s Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund’s ability to pursue long-term strategies that are consistent with its investment objective and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund’s Common Shareholders generally.

A “Continuing Trustee,” as used in the discussion above, is any member of the Fund’s Board of Trustees who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration of Trust and the Fund’s Bylaws, both of which have been filed as exhibits to the Fund’s registration statement on file with the SEC.

Liability of Trustees

The Declaration of Trust provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration of Trust, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Repurchase of Common Shares; Conversion to Open-End Fund

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by changes in the rates of interest on the Fund’s investments and expenses), net asset value, call protection, price, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. To the extent permitted under applicable law, the Board reserves the right to purchase its Common Shares on the open market at any time. For example, the Fund’s Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares. There can be no assurance, however, that the Board of Trustees will decide to take or propose any of those actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of

51

Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

The Fund’s Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent, if any, to which the Fund’s capital structure is leveraged and general market and economic conditions.

The Declaration of Trust requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end investment company to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under “Other Information—Anti-Takeover Provisions”). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a “majority of the outstanding” Common Shares and, if issued, preferred shares voting together as a single class, and the holders of a “majority of the outstanding” preferred shares, if issued, voting as a separate class, in order to authorize a conversion.

If the Fund converted to an open-end company, the Fund’s Common Shares likely would no longer be listed on the NYSE. In addition, if the Fund were to convert to an open-end company, it would not be able to invest more than 15% of its net assets in illiquid securities, which may necessitate a substantial repositioning of the Fund’s investment portfolio, which may in turn generate substantial transaction costs, which would be borne by Common Shareholders, and may adversely affect Fund performance and Fund dividends. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets. This would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Borrowings, Preferred Shares or other leveraging instruments (such as derivative transactions, loans of portfolio securities and when-issued, delayed delivery or forward commitment transactions) are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Prospectus under “Principal Risk Factors—Leverage Risk.”

Before deciding whether to take any action if the Fund’s Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the effect of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

Minimum Fund Size

The Fund reserves the right not to commence operations depending on the size of the initial public offering.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[•], the Fund’s independent registered public accounting firm, provides audit services, and tax compliance and tax consulting services. Its address is [•].

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

52

[•]

53

STATEMENT OF ASSETS AND LIABILITIES

[•]

54

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Investment Manager’s view of their comparability to rated securities. The Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’ s, S&P or Fitch or, if unrated, determined by the Investment Manager to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed income securities.

Moody’s Investor Service, Inc.

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Ratings

Moody’s assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

•	Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

•	Notes allowing for negative coupons, or negative principal;

•	Notes containing any provision that could obligate the investor to make any additional payments;

•	Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

For credit-linked securities, Moody’s policy is to “look through” to the credit risk of the underlying obligor. Moody’s policy with respect to non-credit linked obligations is to rate the issuer’s ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1. A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2. A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3. A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary

Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

pr

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch

Credit Ratings

Fitch’s Ratings credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Long-Term Credit Ratings

Issuer Credit Rating Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; and

•	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

•	the selective payment default on a specific class or currency of debt;

•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•	execution of a coercive debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Limitations of the Issuer Credit Rating Scale

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Credit Ratings

Short-Term Ratings Assigned to Obligations in Corporate, Sovereign and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for the timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Standard Rating Actions

Affirmed

The rating has been reviewed and no change has been deemed necessary.

Confirmed

Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary.

Correction

Correction of rating publication error in a rating action commentary or correction of a rating data error in Fitch’s ratings data base.

Downgrade

The rating has been lowered in the scale.

Paid-In-Full

This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating database with the symbol “PIF.”

Publish

Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Rating Watch Maintained

The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch On

The issue or issuer has been placed on active Rating Watch status.

Revision Enhancement

Some form of the credit support affecting the rating opinion has been added, removed, or substituted.

Revision Implication Watch

The Rating Watch status has changed.

Revision Outlook

The Rating Outlook status has been changed.

Upgrade

The rating has been raised in the scale.

Withdrawn

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed as part of the Statement of Additional Information.

(2)	Exhibits

	(a)	Agreement and Declaration of Trust dated November 14, 2012, filed herewith.
	(b)	Bylaws of Registrant dated November 14, 2012, filed herewith.
	(c)	Not applicable.
	(d)(1)	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Agreement and Declaration of Trust, filed herewith with exhibit (a).
	(d)(2)	Article 10 (Shareholders’ Voting Powers and Meetings) of the Bylaws of Registrant, filed herewith with exhibit (b).
	(d)(3)	Form of Certificate for Common Shares of Beneficial Interest.*
	(e)	Form of Dividend Reinvestment Plan.*
	(f)	Not applicable.
	(g)	Form of Management Contract.*
	(h)(1)	Form of Underwriting Agreement.*
	(i)	Not applicable.
	(j)	Form of Custody Agreement.*
	(k)(1)	Form of Transfer Agency Agreement.*
	(k)(2)	Form of Administration Agreement.*
	(k)(3)	Form of Organizational and Offering Expenses Reimbursement Agreement.*
	(l)	Opinion and Consent of Ropes & Gray LLP.*
	(m)	Not applicable.
	(n)	Consent of Registrant’s independent public accounting firm.*
	(o)	Not applicable.
	(p)	Form of Subscription Agreement.*
	(q)	Not applicable.
	(r)(1)	Code of Ethics of the Fund.*
	(r)(2)	Code of Ethics of the Investment Manager.*
	(r)(3)	Code of Ethics Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 for Principal Executive and Senior Financial Officers.*
	(s)	Powers of attorney.*

1

*	To be filed by amendment.

Item 26. Marketing Arrangements

To be filed by amendment.

Item 27. Other Expenses of Issuance and Distribution

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$ *
Financial Industry Regulatory Authority Fees	*
Printing (Other than Certificates)	*
Engraving and Printing Certificates	*
Accounting Fees and Expenses	*
Legal Fees and Expenses	*
Miscellaneous	*

Total	$ *

*	To be completed by amendment.

Item 28. Persons Controlled by or Under Common Control With Registrant

None.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of [—], 2012 of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest	0

Item 30. Indemnification

Reference is made to Article VIII, Sections 1 through 4, of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Fund’s Agreement and Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange

2

Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Manager

A description of the business of the Investment Manager is set forth under the captions “Management of the Fund – Investment Manager” in the prospectus and “Investment Advisory and Other Services” in the statement of additional information, all forming part of this Registration Statement.

The information as to the directors and executive officers of the Investment Manager is set forth in Form ADV filed with the Securities and Exchange Commission (IARD/CRD No. 112551), as amended through the date hereof, which is incorporated herein by reference.

Item 32. Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Ashmore Investment Management Limited, located at 61 Aldwych, London WC2B 4AE, England and 122 East 42nd Street, Floor 50, New York, New York 10168-0002, the offices of Ashmore EMM, L.L.C., located at 1001 19th Street North, 17th Floor, Arlington, Virginia 22209, and/or the offices of [—], located at [—].

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	The Registrant undertakes to suspend the offering of its Common Shares of Beneficial Interest until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

3

5.	The Registrant undertakes that:

(a) for the purpose of determining any liability under the Securities Act of 1933 (“Securities Act”), the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

NOTICE

A copy of the Agreement and Declaration of Trust of the Fund, together with all amendments thereto, is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Fund by any officer of the Fund as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Fund or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.

4

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 3rd day of December, 2012.

ASHMORE EMERGING MARKETS INCOME FUND

By:	/s/ George Grunebaum
Name:	George Grunebaum
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Capacity	Date

/s/ George Grunebaum George Grunebaum	Trustee, President and Chief Executive Officer	December 3, 2012

/s/ Chris Tsutsui Chris Tsutsui	Treasurer and Principal Financial and Accounting Officer	December 3, 2012

INDEX TO EXHIBITS

Exhibit	Exhibit Name

(a)	Agreement and Declaration of Trust dated November 14, 2012.

(b)	Bylaws of Registrant dated November 14, 2012.